UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PEMMX

Putnam Emerging Markets Equity Fund

Annual report
8|31|12

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Emerging Markets
Equity Fund

Annual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	45

About the Trustees	46

Officers	48

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in developing economies

The world’s emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies.

Putnam Emerging Markets Equity Fund pursues growth by investing mainly in stocks of companies that are located in or generate a majority of their revenues in a country included in the MSCI Emerging Markets Index.

During the 1990s, emerging markets were set back by several high-profile crises, caused in part by an overreliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential.

Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. In addition, a higher level of domestic consumer spending has been a source of more sustainable growth.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities and more than 30 years of experience investing internationally.

Stock selection relies on fundamental research and a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam’s global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis

With support from Putnam’s global industry analysts, the fund’s manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors

The fund’s manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam’s global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction

Putnam’s proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your fund’s portfolio manager

In what was a challenging and volatile period for emerging markets, which factors contributed to the fund’s underperformance of its benchmark?

Early in the fiscal year, markets experienced a massive sell-off over fears around Europe’s fiscal crisis. That risk-aversion harmed emerging-market-oriented portfolios, including the fund. We also believed that economic growth in China would take hold sooner, but it proved more challenging than we anticipated. As a result, China-related investments, particularly related to the country’s infrastructure projects, restrained the fund’s performance. Lastly, defensive stocks such as consumer staples performed well during the period, while consumer cyclicals underperformed. Because we had an underweight position in defensive stocks and an overweight position in cyclicals, the fund’s performance lagged.

Have the troubles in Europe or China caused you to change your investment strategy?

The problem countries have taken longer to correct their issues because of fiscal and political deadlock in Europe and China’s political uncertainty. We continue to believe that the portfolio’s cyclical bias may position the fund for better performance in the months ahead. Defensive stocks attracted significant attention during the market turbulence. This made them expensive on a relative basis. At the same time, cyclicals

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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such as materials and energy stocks became comparatively inexpensive. Going forward, we believe that the companies, countries, and sectors that have outperformed in the recent period may not find as much room to run. We also believe that the countries and sectors that have underperformed so far in 2012 are well positioned to rebound.

Did you expect Chinese policymakers to act more forcefully and more quickly when it came to shoring up the country’s economic growth?

In a nutshell, yes. But there are a couple of factors that may have stayed their hand. First, it is a political transition year in China. And because policymakers must focus on internal political dynamics, this may have presented a hurdle to the implementation of more forceful economic policy. Another factor may be the prospect of higher inflation. Agricultural commodity prices appear to be on a long-term upward trajectory. Because escalating food prices make up a large part of Chinese inflation, policymakers may be concerned about inflation getting out of hand if they should loosen monetary policy too soon or too rapidly.

Consumer discretionary stocks are an important sector for the fund. What is the status of the emerging-market consumer?

Consumer strength varies by region and country. Perhaps the strongest consumer can be found in Southeast Asian countries, while in China, the consumer appears robust — perhaps not as strong as last year, but strong nonetheless — as evidenced by solid retail sales. In South Africa, we would say the consumer is doing well. And in virtually every other emerging-market country, consumer activity has been decelerating but could be poised for a rebound closer to year-end. In general, the emerging-market consumer does not appear to be saddled by debt — unlike many consumers in developed countries today. Moreover, emerging-market unemployment has been

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

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relatively low, wage growth has been solid, and access to credit has remained high. These factors contribute to our conviction in maintaining an overweight to the consumer-discretionary sector.

Which stocks were the biggest detractors from returns?

The largest detractor was China National Materials, an important player in the cement equipment and engineering services industry. The stock suffered as a result of China’s infrastructure-spending slowdown.

Synergy, which may be a long-term industry winner in the Russian distilled spirits market, did not meet Wall Street’s expectations and badly missed its profit guidance as a result of its aggressive pursuit of market share. The company was the fund’s second-largest detractor, and we no longer hold Synergy in the portfolio.

Perfect World, a China-based online gaming company, was the third-largest detractor. Perfect World’s shares collapsed in September as management lowered revenue guidance for the third quarter after setting guidance well ahead of consensus estimates following second-quarter results. The change in guidance alarmed investors at a time when sentiment had grown negative on Chinese investments. We sold the stock from the portfolio.

Which positions contributed most strongly to performance?

Samsung Electronics, in our view, has transitioned from a volatile commodity components maker into a strong integrated device maker with its own supply of differentiated display and memory

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

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components. We believe the price appreciation of its stock has been due to the market’s recognition of this transition, and our expectations are positive for 2012 because we see upside in the company’s earnings.

BR Malls, Brazil’s largest shopping mall owner and operator, also performed well. Overall, Brazil lacks sufficient retail space to support demand from its burgeoning middle-income consumer class, and we believe that BR Malls is well positioned to benefit from the drive to fill this gap, as well as from the Brazilian government’s decision to lower interest rates.

Brazilian airplane manufacturer Embraer was the third-largest contributor to performance. Embraer stock benefited from continued market share gains. In the 1990s, the company became a significant manufacturer of regional jets. Embraer also entered the business-jet market and continues to expand its product line. Finally, we believe that the company is well positioned to benefit from growth opportunities in the Brazilian defense industry.

What are your expectations for emerging markets and the fund?

As an asset class, emerging markets are more heavily geared toward cyclical sectors, which have been weak relative to defensive stocks in the recent environment of massive risk aversion. Foreign ownership is another important factor governing the performance of this asset class. The domestic capital markets are still evolving in these countries and are reliant upon the infusion of foreign investor capital. This lack of a substantial domestic institutional investor base means that a major risk-aversion trend could create a substantial downdraft in these markets.

That said, we are hopeful that emerging markets will rebound in the final months of 2012. For this to happen substantially, in our view, a number of developments may need to take place. European policymakers

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

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may need to take the worst-case economic-meltdown scenarios off the table, and Chinese authorities may need to step up their policy easing. Lastly, we need to see more effective decisions by policymakers in the United States with respect to solving the country’s fiscal challenges. If we meet with a measure of success in each of these areas, we believe that emerging markets may reaccelerate economically and their equity market performance could follow suit.

Thank you, Daniel, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	8.01%	1.80%	5.02%	2.49%	4.96%	4.96%	6.03%	2.35%	7.06%	9.24%
Annual average	1.98	0.46	1.26	0.63	1.24	1.24	1.50	0.59	1.75	2.28

3 years	4.66	–1.36	2.46	–0.01	2.40	2.40	3.24	–0.35	4.04	5.55
Annual average	1.53	–0.46	0.81	0.00	0.79	0.79	1.07	–0.12	1.33	1.82

1 year	–11.57	–16.65	–12.19	–16.10	–12.23	–13.01	–12.01	–15.06	–11.72	–11.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Comparative index returns For periods ended 8/31/12

		Lipper Emerging Markets Funds
	MSCI Emerging Markets Index (ND)	category average*

Life of fund	34.40%	30.69%
Annual average	7.83	6.85

3 years	21.26	18.69
Annual average	6.64	5.77

1 year	–5.80	–6.83

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 8/31/12, there were 489, 329, and 283 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,502 ($10,249 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,496, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,235. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,706 and $10,924, respectively.

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Fund price and distribution information For the 12-month period ended 8/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.025085		$0.025085	$0.025085	$0.025085		$0.025085	$0.025085

Capital gains — Long-term	0.317317		0.317317	0.317317	0.317317		0.317317	0.317317

Capital gains — Short-term	0.667598		0.667598	0.667598	0.667598		0.667598	0.667598

Total	$1.010000		$1.010000	$1.010000	$1.010000		$1.010000	$1.010000

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$11.00	$11.67	$10.80	$10.78	$10.87	$11.26	$10.95	$11.08

8/31/12	8.68	9.21	8.44	8.42	8.52	8.83	8.62	8.78

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	13.61%	7.08%	10.37%	8.60%	10.32%	10.32%	11.38%	7.51%	12.52%	14.84%
Annual average	3.24	1.72	2.50	2.08	2.48	2.48	2.73	1.83	2.99	3.52

3 years	–0.17	–5.88	–2.33	–4.68	–2.37	–2.37	–1.69	–5.13	–0.86	0.65
Annual average	–0.06	–2.00	–0.78	–1.58	–0.80	–0.80	–0.57	–1.74	–0.29	0.22

1 year	17.61	10.85	16.84	11.84	16.73	15.73	16.96	12.89	17.32	17.84

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/11*	1.68%	2.43%	2.43%	2.18%	1.93%	1.43%

Total annual operating expenses
for the fiscal year ended 8/31/11	1.83%	2.58%	2.58%	2.33%	2.08%	1.58%

Annualized expense ratio for the
six-month period ended 8/31/12†‡	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.17% from annualizing the performance fee adjustment for the six months ended 8/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.19	$10.70	$10.70	$9.53	$8.36	$6.02

Ending value (after expenses)	$868.90	$866.50	$866.30	$867.60	$868.90	$871.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.76	$11.54	$11.54	$10.28	$9.02	$6.50

Ending value (after expenses)	$1,017.44	$1,013.67	$1,013.67	$1,014.93	$1,016.19	$1,018.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

17

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related

18

expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Emerging Markets Funds) for the one-year and three-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	4th

Over the one-year and three-year periods ended December 31, 2011, there were 428 and 331, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one- and three-year periods ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year and three-year periods was due in significant part to the fund’s poor relative performance in 2011. They noted Putnam Management’s view that the fund’s underperformance in the first half of 2011 was largely due to its overweight exposure to China, where concerns about inflation and the possibility of a so-called “hard landing” for the Chinese economy led Chinese stocks to underperform, and that the fund’s underperformance in the second half of 2011 was largely due to its investments in stocks that typically perform well when the economy is in an expansionary phase, which did not perform as well as defensive stocks.

The Trustees noted that Putnam Management remained confident in the portfolio managers

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and their investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from September 29, 2008 (commencement of operations) through August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Equity Fund as of August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 8, 2012

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The fund’s portfolio 8/31/12

COMMON STOCKS (96.9%)*	Shares	Value

Aerospace and defense (1.0%)
Embraer SA ADR (Brazil)	11,460	$308,847

		308,847
Airlines (0.8%)
Turk Hava Yollari (Turkey) †	122,268	241,869

		241,869
Auto components (3.0%)
Hyundai Mobis (South Korea)	2,192	596,416

Hyundai Wia Corp. (South Korea)	2,332	371,511

		967,927
Automobiles (3.5%)
Brilliance China Automotive Holdings, Inc. (China) †	322,000	315,645

Hyundai Motor Co. (South Korea)	888	189,127

Kia Motors Corp. (South Korea)	9,295	609,634

		1,114,406
Beverages (0.8%)
Companhia de Bebidas das Americas (AmBev) ADR
(Preference) (Brazil)	6,822	256,575

		256,575
Capital markets (0.5%)
Yuanta Financial Holding Co., Ltd. (Taiwan)	318,774	148,941

		148,941
Chemicals (1.7%)
China BlueChemical, Ltd. (China)	300,000	173,438

Honam Petrochemical Corp. (South Korea)	730	151,666

LG Chemical, Ltd. (South Korea)	869	232,040

		557,144
Commercial banks (15.3%)
Agricultural Bank of China, Ltd. (China)	782,000	289,400

Bank Mandiri (Persero) Tbk PT (Indonesia)	604,000	495,068

China Construction Bank Corp. (China)	854,000	563,230

CIMB Group Holdings Berhad (Malaysia)	140,300	349,268

ICICI Bank, Ltd. (India)	15,091	245,082

Industrial and Commercial Bank of China, Ltd. (China)	1,190,000	646,559

Itau Unibanco Holding SA ADR (Preference) (Brazil)	15,420	243,790

Kasikornbank PCL NVDR (Thailand)	71,400	385,443

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	567,000	414,303

Sberbank of Russia ADR (Russia)	56,465	646,331

Siam Commercial Bank PCL (Thailand)	57,500	275,251

Turkiye Garanti Bankasi AS (Turkey)	74,167	317,947

		4,871,672
Communications equipment (0.6%)
Wistron NeWeb Corp. (Taiwan)	114,963	206,405

		206,405
Computers and peripherals (1.6%)
Asustek Computer, Inc. (Taiwan)	28,000	281,303

LITE-ON IT Corp. (Taiwan)	67,232	58,199

Pegatron Corp. (Taiwan)	135,000	170,336

		509,838

24

COMMON STOCKS (96.9%)* cont.	Shares	Value

Construction and engineering (4.8%)
China Railway Group, Ltd. Class H (China)	648,000	$244,642

China State Construction International Holdings, Ltd.(China)	242,000	258,538

Daelim Industrial Co., Ltd. (South Korea)	2,248	177,006

KEPCO Engineering & Construction Co., Inc. (South Korea)	3,915	272,750

Samsung Engineering Co., Ltd. (South Korea)	1,878	320,420

Sino Thai Engineering & Construction PCL (Thailand)	464,600	252,057

		1,525,413
Construction materials (1.6%)
China Shanshui Cement Group, Ltd. (China)	352,000	184,068

Indocement Tunggal Prakarsa (Indonesia)	158,500	337,907

		521,975
Diversified financial services (1.5%)
BM&F Bovespa SA (Brazil)	43,700	231,428

FirstRand, Ltd. (South Africa)	72,226	235,855

		467,283
Electric utilities (0.7%)
Power Grid Corp. of India, Ltd. (India)	98,395	211,511

		211,511
Electrical equipment (1.0%)
Dongfang Electric Corp., Ltd. (China)	95,600	131,075

Harbin Electric Co., Ltd. (China)	236,000	190,861

		321,936
Electronic equipment, instruments, and components (2.9%)
Hollysys Automation Technologies, Ltd. (China) †	26,598	250,021

Hon Hai Precision Industry Co., Ltd. (Taiwan)	182,679	520,393

Tripod Technology Corp. (Taiwan)	76,900	170,275

		940,689
Energy equipment and services (2.3%)
Eurasia Drilling Co., Ltd. GDR (Russia)	8,332	250,232

Ezion Holdings, Ltd. (Singapore)	206,000	174,848

Sapurakencana Petroleum Bhd (Malaysia) †	427,400	324,393

		749,473
Food and staples retail (0.6%)
Walmart De Mexico SAB de CV Ser. V (Mexico)	67,688	180,962

		180,962
Food products (3.7%)
First Resources, Ltd. (Singapore)	141,000	235,581

Golden Agri-Resources, Ltd. (Singapore)	365,000	208,551

M Dias Branco SA (Brazil)	7,500	232,770

Tongaat Hulett, Ltd. (South Africa)	13,423	226,768

Universal Robina Crop. (Philippines)	196,440	284,279

		1,187,949
Gas utilities (0.7%)
China Resources Gas Group, Ltd. (China)	120,000	236,437

		236,437
Health-care providers and services (0.6%)
Sinopharm Group Co. (China)	57,600	183,599

		183,599
Hotels, restaurants, and leisure (1.2%)
Home Inns & Hotels Management, Inc. ADR (China) †	7,500	172,950

Sands China, Ltd. (Hong Kong)	55,200	195,211

		368,161

25

COMMON STOCKS (96.9%)* cont.	Shares	Value

Household durables (1.4%)
Haier Electronics Group Co., Ltd. (China) †	176,000	$207,899

Woongjin Coway Company, Ltd. (South Korea)	6,910	239,909

		447,808
Independent power producers and energy traders (1.2%)
Aboitiz Power Corp. (Philippines)	347,800	281,532

China WindPower Group, Ltd. (China)	3,510,000	86,223

		367,755
Industrial conglomerates (1.1%)
Alliance Global Group, Inc. (Philippines)	1,288,900	361,780

		361,780
Insurance (0.8%)
Discovery Holdings, Ltd. (South Africa)	39,324	269,618

		269,618
Internet software and services (3.7%)
Baidu, Inc. ADR (China) †	1,727	192,457

Daum Communications Corp. (South Korea)	2,312	231,424

Mail.ru Group., Ltd. GDR (Russia)	7,329	239,577

Tencent Holdings, Ltd. (China)	10,300	316,068

Yandex NV Class A (Russia) †	10,000	211,200

		1,190,726
Machinery (1.6%)
China Automation Group, Ltd. (China)	647,000	111,210

China National Materials Co., Ltd. (China)	731,000	177,254

Iochpe-Maxion SA (Brazil)	14,700	208,490

		496,954
Media (1.8%)
Grupo Televisa, S.A.B ADR (Mexico)	15,400	353,892

Major Cineplex Group PCL (Thailand)	393,400	215,940

		569,832
Metals and mining (3.8%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	5,617	202,830

Gold Fields, Ltd. (South Africa)	40,029	489,517

Vale SA ADR (Brazil)	11,033	180,610

Vale SA ADR (Preference) (Brazil)	21,114	340,358

		1,213,315
Multiline retail (0.5%)
Mitra Adiperkasa Tbk PT (Indonesia)	220,500	152,678

		152,678
Oil, gas, and consumable fuels (7.5%)
Cairn India, Ltd. (India) †	37,842	231,564

CNOOC, Ltd. (China)	178,000	337,242

Gazprom OAO ADR (Russia)	26,367	254,191

Gazprom OAO ADR (Russia)	7,564	73,666

Lukoil OAO ADR (Russia)	12,558	712,203

Pacific Rubiales Energy Corp. (Colombia)	16,811	411,002

Petroleo Brasileiro SA ADR (Preference) (Brazil)	18,506	380,853

		2,400,721
Pharmaceuticals (1.4%)
Glenmark Pharmaceuticals, Ltd. (India) †	56,179	445,888

		445,888

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COMMON STOCKS (96.9%)* cont.	Shares	Value

Real estate management and development (4.1%)
BR Malls Participacoes SA (Brazil)	28,871	$359,839

BR Properties SA (Brazil)	19,700	239,711

C C Land Holdings, Ltd. (China)	643,203	134,807

China Overseas Land & Investment, Ltd. (China)	140,000	317,079

Multiplan Empreendimentos Imobilliarios SA (Brazil)	9,800	250,564

		1,302,000
Road and rail (1.8%)
Globaltrans Investment PLC 144A GDR (Russia)	10,817	203,360

Localiza Rent a Car SA (Brazil)	20,330	358,547

		561,907
Semiconductors and semiconductor equipment (9.7%)
MediaTek, Inc. (Taiwan)	21,000	225,472

Samsung Electronics Co., Ltd. (South Korea)	1,739	1,899,471

SK Hynix, Inc. (South Korea) †	20,960	394,083

Spreadtrum Communications, Inc. ADR (China)	12,141	239,906

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	117,889	328,493

		3,087,425
Specialty retail (1.4%)
Foschini Group, Ltd. (The) (South Africa)	27,077	433,989

		433,989
Thrifts and mortgage finance (2.3%)
Housing Development Finance Corp., Ltd. (HDFC) (India)	33,500	443,199

LIC Housing Finance, Ltd. (India) †	64,835	279,798

		722,997
Transportation infrastructure (0.8%)
CCR SA (Brazil)	27,793	249,739

		249,739
Wireless telecommunication services (1.6%)
Empresa Nacional de Telecomunicaciones SA (ENTEL) (Chile)	15,573	299,936

Far EasTone Telecommunications Co., Ltd. (Taiwan)	83,000	204,735

		504,671

Total common stocks (cost $30,466,069)		$30,858,815

INVESTMENT COMPANIES (0.4%)*	Shares	Value

iShares FTSE A50 China Index ETF (China)	112,700	$132,926

Total investment companies (cost $156,994)		$132,926

SHORT-TERM INVESTMENTS (1.5%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	493,369	$493,369

Total short-term investments (cost $493,369)		$493,369

TOTAL INVESTMENTS

Total investments (cost $31,116,432)		$31,485,110

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Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ETF Exchange Traded Fund

GDR Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

NVDR Non-voting Depository Receipt

OAO Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $31,851,781.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	19.4%	Philippines	2.9%

South Korea	18.1	Malaysia	2.1

Brazil	12.2	Singapore	2.0

Russia	8.2	Turkey	1.8

Taiwan	7.4	Mexico	1.7

India	5.9	United States	1.6

South Africa	5.2	Colombia	1.3

Indonesia	5.1	Chile	0.9

Thailand	3.6	Hong Kong	0.6

		Total	100.0%

28

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$742,782	$3,312,019	$—

Consumer staples	670,307	955,179	—

Energy	865,521	2,284,673	—

Financials	1,600,583	6,181,928	—

Health care	—	629,487	—

Industrials	1,377,680	2,690,765	—

Information technology	893,584	5,041,499	—

Materials	723,798	1,568,636	—

Telecommunication services	299,936	204,735	—

Utilities	—	815,703	—

Total common stocks	7,174,191	23,684,624	—

Investment companies	—	132,926	—

Short-term investments	493,369	—	—

Totals by level	$7,667,560	$23,817,550	$—

The accompanying notes are an integral part of these financial statements.

29

Statement of assets and liabilities 8/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $30,623,063)	$30,991,741
Affiliated issuers (identified cost $493,369) (Note 5)	493,369

Foreign currency (cost $346,427) (Note 1)	346,633

Dividends, interest and other receivables	61,440

Receivable for shares of the fund sold	55,807

Receivable for investments sold	289,556

Total assets	32,238,546

LIABILITIES

Payable for investments purchased	208,084

Payable for shares of the fund repurchased	23,105

Payable for compensation of Manager (Note 2)	12,453

Payable for investor servicing fees (Note 2)	17,207

Payable for custodian fees (Note 2)	18,300

Payable for Trustee compensation and expenses (Note 2)	3,352

Payable for administrative services (Note 2)	72

Payable for distribution fees (Note 2)	13,788

Payable for auditing	49,802

Other accrued expenses	40,602

Total liabilities	386,765

Net assets	$31,851,781

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$40,978,999

Undistributed net investment income (Note 1)	147,807

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(9,619,001)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	343,976

Total — Representing net assets applicable to capital shares outstanding	$31,851,781

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($23,060,174 divided by 2,655,284 shares)	$8.68

Offering price per class A share (100/94.25 of $8.68)*	$9.21

Net asset value and offering price per class B share ($2,118,996 divided by 251,132 shares)**	$8.44

Net asset value and offering price per class C share ($1,926,920 divided by 228,774 shares)**	$8.42

Net asset value and redemption price per class M share ($436,547 divided by 51,234 shares)	$8.52

Offering price per class M share (100/96.50 of $8.52)*	$8.83

Net asset value, offering price and redemption price per class R share
($177,495 divided by 20,600 shares)	$8.62

Net asset value, offering price and redemption price per class Y share
($4,131,649 divided by 470,753 shares)	$8.78

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30

Statement of operations Year ended 8/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $98,343)	$874,942

Interest (including interest income of $1,159 from investments in affiliated issuers) (Note 5)	1,603

Total investment income	876,545

EXPENSES

Compensation of Manager (Note 2)	279,464

Investor servicing fees (Note 2)	120,519

Custodian fees (Note 2)	42,754

Trustee compensation and expenses (Note 2)	2,789

Administrative services (Note 2)	1,151

Distribution fees — Class A (Note 2)	68,153

Distribution fees — Class B (Note 2)	21,677

Distribution fees — Class C (Note 2)	19,972

Distribution fees — Class M (Note 2)	3,181

Distribution fees — Class R (Note 2)	476

Auditing	63,340

Other	29,554

Fees waived and reimbursed by Manager (Note 2)	(65,976)

Total expenses	587,054

Expense reduction (Note 2)	(3,515)

Net expenses	583,539

Net investment income	293,006

Net realized loss on investments (net of foreign tax of $4,719) (Notes 1 and 3)	(9,431,292)

Net realized loss on foreign currency transactions (Note 1)	(54,274)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(129)

Net unrealized appreciation of investments (net of foreign tax of $24,746) during the year	3,443,744

Net loss on investments	(6,041,951)

Net decrease in net assets resulting from operations	$(5,748,945)

The accompanying notes are an integral part of these financial statements.

31

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/12	Year ended 8/31/11

Operations:
Net investment income	$293,006	$156,483

Net realized gain (loss) on investments
and foreign currency transactions	(9,485,566)	4,183,095

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	3,443,615	(4,256,997)

Net increase (decrease) in net assets resulting
from operations	(5,748,945)	82,581

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(64,666)	—

Class B	(5,432)	—

Class C	(5,155)	—

Class M	(960)	—

Class R	(199)	—

Class Y	(12,199)	—

Net realized short-term gain on investments

Class A	(1,720,982)	(1,907,120)

Class B	(144,570)	(160,854)

Class C	(137,199)	(106,279)

Class M	(25,542)	(23,327)

Class R	(5,294)	(1,383)

Class Y	(324,649)	(326,876)

From net realized long-term gain on investments
Class A	(818,003)	(402,872)

Class B	(68,716)	(33,980)

Class C	(65,212)	(22,451)

Class M	(12,141)	(4,927)

Class R	(2,517)	(293)

Class Y	(154,310)	(69,051)

Increase in capital from settlement payments	24,238	—

Redemption fees (Note 1)	6,784	8,265

Increase (decrease) from capital share transactions (Note 4)	(5,832,026)	14,278,245

Total increase (decrease) in net assets	(15,117,695)	11,309,678

NET ASSETS

Beginning of year	46,969,476	35,659,798

End of year (including undistributed net investment income
of $147,807 and $—, respectively)	$31,851,781	$46,969,476

The accompanying notes are an integral part of these financial statements.

32

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33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
August 31, 2012	$11.00	.08	(1.40)	(1.32)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	$8.68	(11.57)	$23,060	1.54	.84	89
August 31, 2011	11.19	.04	.57	.61	—	(.80)	(.80)	— [e]	—	11.00	4.65	36,188	1.67	.36	145
August 31, 2010	10.32	.04	1.31	1.35	(.05)	(.43)	(.48)	— [e]	—	11.19	13.09	27,796	1.77	.31	212
August 31, 2009†	10.00	.08	.23	.31	—	—	—	.01	—	10.32	3.20*	15,707	1.72*	.94*	147*

Class B
August 31, 2012	$10.80	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	$8.44	(12.19)	$2,119	2.29	.17	89
August 31, 2011	11.07	(.05)	.58	.53	—	(.80)	(.80)	— [e]	—	10.80	3.95	2,446	2.42	(.41)	145
August 31, 2010	10.25	(.06)	1.31	1.25	— [e]	(.43)	(.43)	— [e]	—	11.07	12.25	2,194	2.52	(.49)	212
August 31, 2009†	10.00	.02	.22	.24	—	—	—	.01	—	10.25	2.50*	1,909	2.41*	.20*	147*

Class C
August 31, 2012	$10.78	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	$8.42	(12.23)	$1,927	2.29	.17	89
August 31, 2011	11.05	(.04)	.57	.53	—	(.80)	(.80)	— [e]	—	10.78	3.96	2,279	2.42	(.31)	145
August 31, 2010	10.25	(.04)	1.29	1.25	(.02)	(.43)	(.45)	— [e]	—	11.05	12.22	1,295	2.52	(.34)	212
August 31, 2009†	10.00	.01	.23	.24	—	—	—	.01	—	10.25	2.50*	370	2.41*	.05*	147*

Class M
August 31, 2012	$10.87	.04	(1.39)	(1.35)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	$8.52	(12.01)	$437	2.04	.46	89
August 31, 2011	11.11	(.02)	.58	.56	—	(.80)	(.80)	— [e]	—	10.87	4.22	433	2.17	(.13)	145
August 31, 2010	10.27	(.02)	1.31	1.29	(.02)	(.43)	(.45)	— [e]	—	11.11	12.59	362	2.27	(.20)	212
August 31, 2009†	10.00	.04	.22	.26	—	—	—	.01	—	10.27	2.70*	281	2.18*	.41*	147*

Class R
August 31, 2012	$10.95	.08	(1.41)	(1.33)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	$8.62	(11.72)	$177	1.79	.84	89
August 31, 2011	11.16	.04	.55	.59	—	(.80)	(.80)	— [e]	—	10.95	4.48	73	1.92	.31	145
August 31, 2010	10.29	.02	1.29	1.31	(.01)	(.43)	(.44)	— [e]	—	11.16	12.81	22	2.02	.20	212
August 31, 2009†	10.00	.06	.23	.29	—	—	—	— [e]	—	10.29	2.90*	10	1.95*	.78*	147*

Class Y
August 31, 2012	$11.08	.11	(1.41)	(1.30)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	$8.78	(11.28)	$4,132	1.29	1.14	89
August 31, 2011	11.23	.07	.58	.65	—	(.80)	(.80)	— [e]	—	11.08	5.01	5,550	1.42	.60	145
August 31, 2010	10.35	.07	1.30	1.37	(.06)	(.43)	(.49)	— [e]	—	11.23	13.29	3,990	1.52	.59	212
August 31, 2009†	10.00	.11	.23	.34	—	—	—	.01	—	10.35	3.50*	1,871	1.49*	1.19*	147*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

† For the period September 29, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2012	0.18%

August 31, 2011	0.15

August 31, 2010	0.46

August 31, 2009	4.57

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 8/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through August 31, 2012.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

37

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

38

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $817,958 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$630,356	$187,602	$817,958	*

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $8,524,452 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals, foreign taxes paid on capital gains, foreign tax credits, redesignation of taxable income and restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $56,588 to decrease undistributed net investment income, $508 to increase paid-in-capital and $56,080 to decrease accumulated net realized losses.

39

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,836,964
Unrealized depreciation	(2,744,877)

Net unrealized appreciation	92,087
Undistributed ordinary income	147,807
Capital loss carryforward	(817,958)
Post-October capital loss deferral	(8,524,452)
Cost for federal income tax purposes	$31,393,023

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.936% of the fund’s average net assets before a decrease of $63,666 (0.174% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing

40

contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $65,976 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $114 under the expense offset arrangements and by $3,401 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $26, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

41

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,411 and $28 from the sale of class A and class M shares, respectively, and received $4,593 and $3 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $31,504,019 and $40,654,529, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	536,551	$5,019,217	1,545,327	$19,595,328

Shares issued in connection with
reinvestment of distributions	289,059	2,419,420	179,060	2,209,608

	825,610	7,438,637	1,724,387	21,804,936

Shares repurchased	(1,459,116)	(13,550,719)	(920,690)	(11,243,466)

Net increase (decrease)	(633,506)	$(6,112,082)	803,697	$10,561,470

	Year ended 8/31/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	87,691	$793,315	149,272	$1,874,556

Shares issued in connection with
reinvestment of distributions	24,596	200,955	14,766	179,706

	112,287	994,270	164,038	2,054,262

Shares repurchased	(87,655)	(789,218)	(135,745)	(1,610,317)

Net increase	24,632	$205,052	28,293	$443,945

	Year ended 8/31/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	61,268	$544,076	152,107	$1,881,184

Shares issued in connection with
reinvestment of distributions	24,252	197,898	9,721	118,104

	85,520	741,974	161,828	1,999,288

Shares repurchased	(68,159)	(601,406)	(67,537)	(809,721)

Net increase	17,361	$140,568	94,291	$1,189,567

42

	Year ended 8/31/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	16,022	$147,999	22,255	$280,684

Shares issued in connection with
reinvestment of distributions	4,690	38,643	2,233	27,315

	20,712	186,642	24,488	307,999

Shares repurchased	(9,331)	(84,284)	(17,262)	(208,465)

Net increase	11,381	$102,358	7,226	$99,534

	Year ended 8/31/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	14,540	$127,642	4,512	$56,384

Shares issued in connection with
reinvestment of distributions	963	8,010	136	1,676

	15,503	135,652	4,648	58,060

Shares repurchased	(1,558)	(14,475)	(1)	(12)

Net increase	13,945	$121,177	4,647	$58,048

	Year ended 8/31/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	120,712	$1,147,621	311,457	$4,005,482

Shares issued in connection with
reinvestment of distributions	47,200	398,369	31,930	395,927

	167,912	1,545,990	343,387	4,401,409

Shares repurchased	(197,932)	(1,835,089)	(197,806)	(2,475,728)

Net increase (decrease)	(30,020)	$(289,099)	145,581	$1,925,681

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,159 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $13,993,065 and $13,520,577, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and

43

interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

44

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $971,176 or $0.26 per share (for all classes of shares). Taxes paid to foreign countries were $103,062 or $0.03 per share (for all classes of shares).

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

45

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

46

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

48

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
KPMG LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN065
276912 10/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2012	$44,622	$--	$4,850	$ —
August 31, 2011	$51,927	$--	$4,700	$ —

For the fiscal years ended August 31, 2012 and August 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,850 and $ 4,700 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2012	$ —	$ —	$ —	$ —

August 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGCOX

Putnam Global Consumer Fund

Annual report
8|31|12

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of consumer companies worldwide.

Putnam
Global Consumer
Fund

Annual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	44

About the Trustees	45

Officers	47

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in consumer companies worldwide

To understand where Putnam Global Consumer Fund invests, simply take a look around you. Everything you eat, drink, wear, or play with is considered a consumer product. Under normal circumstances, the fund invests at least 80% of its net assets in stocks of companies in the consumer discretionary and consumer staples industries.

The fund can invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations.

The manager focuses primarily on large and midsize companies, and has the flexibility to invest in U.S. and international markets. The fund’s flexibility is an advantage in difficult economic environments, particularly because it can invest in both consumer staples and consumer cyclical stocks.

The advantage of consumer staples is that they tend to stay in demand regardless of economic conditions. You are purchasing staples when you buy food, beverages, prescription drugs, or household products.

On the other hand, if you are planning a vacation or shopping for a high-definition TV, you are considering cyclical products and services. Companies in cyclical industries — such as hotels, restaurants, media companies, and automobile makers — tend to be more sensitive to economic cycles, and struggle more in a slowing economy.

The fund manager analyzes each company’s valuation, financial strength, competitive positioning, earnings, and cash flow. He conducts intensive fundamental research with support from analysts on Putnam’s Global Equity Research team.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your fund’s portfolio manager

Walter, what can you tell us about the investing environment and the fund’s performance for the 12 months ended August 31, 2012?

Stocks in the consumer sector, and the stock market as a whole, delivered solid positive returns, despite periods of considerable volatility and investor nervousness about a number of global macroeconomic issues. For the 12-month period, the fund performed in line with its benchmark, the MSCI World Consumer Discretionary & Consumer Staples Index (ND).

In September 2011, when the fund’s fiscal year began, financial markets were enduring a series of setbacks. Ongoing sovereign debt issues in Europe and a lengthy losing streak for the S&P 500 Index contributed to severe volatility and a generally dismal outlook for global economic growth. Despite the U.S. stock market’s dramatic recovery in October, high levels of volatility continued through the close of 2011.

Stocks began 2012 with a solid rebound, and for the first three months of the year, U.S. market indexes posted their strongest first-quarter gains in more than a decade. That rally, however, was followed by a bout of turbulence as issues such as Europe’s sovereign debt crisis and China’s economic slowdown again took their toll on investor sentiment. The closing months of the fund’s

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

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fiscal year delivered another impressive rebound, with a “summer rally” that propelled U.S. stocks and surprised many skeptical investors.

What types of consumer stocks performed well during the period?

For the period as a whole, consumer cyclicals performed better than consumer staples. Cyclical stocks are more affected by the shifts in the economic environment and tend to do better when the economy is improving. Consumer staples — also called “defensive” stocks — hold up better in economic downturns. Investors tend to seek out staples as a “safe haven” when economic growth weakens and stock markets turn volatile. While we witnessed both types of markets throughout the period, in the end consumer cyclical stocks outperformed staples — and the broader stock market.

During the period, in anticipation of improving economic conditions, I added more cyclical stocks to the portfolio, which proved beneficial for fund performance. Stocks in cyclical sectors also offered more attractive valuations, in my view. However, I always seek to maintain a portfolio that is balanced in terms of geography and industry sectors. Rather than making decisions based on sectors or industries, I look for a range of companies in markets worldwide that I believe have durable competitive advantages that are not already priced into their stocks.

What are some holdings that helped fund performance during the period?

Anheuser-Busch InBev was the top-performing fund holding. This global brewing company produces about 200 brands of beer, including such well-known names as Budweiser, Stella Artois, and Beck’s. This is an example of a relatively stable business that has also benefited from the recovering global economy. In addition, I believe it is a well-run company with a solid, opportunistic management team, and during the period, investors reacted favorably to its plan to acquire Grupo Modelo, a Mexico-based beer company that sells the Corona brand.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

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Another notable performer for the fund was Wyndham Worldwide, an operator of hotels and time-share properties. I had held this stock in the portfolio since the fund’s inception in December 2008. The stock fell to inexpensive levels when investors became concerned about the funding for its timeshare financing business during the depths of the recession following the 2008 financial crisis. As the economy began to recover, so did business travel and lodging demand, and investors gained confidence in the strength of Wyndham’s businesses.

Wyndham shares declined sharply again in the volatile markets of 2011 — for many of the same reasons — but have since recovered dramatically. By the close of the period, we had sold the fund’s position in Wyndham, as it had reached our target price.

Online retailing giant Amazon.com was another highlight for the fiscal year. I believe Amazon continues to offer an attractive investment opportunity. It is a company that generates strong free-cash flow, and one that is seemingly well-positioned to take advantage of the long-term growth potential of online retailing. When the stock declined sharply after a difficult 2012 first quarter for the company, I took the opportunity to buy more shares for the portfolio. After it rebounded quite dramatically later in the period, I trimmed the position and took profits. At the close of the period, Amazon remained in the portfolio, but the fund’s position was smaller than that of its benchmark.

The strengthening U.S. housing market helped the stock of Fortune Brands Home & Security, which specializes in kitchen and bath cabinetry, plumbing, and security and storage systems. This is a seemingly strong business — a leader in its industry — that had been embedded in

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

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a large conglomerate, Fortune Brands. In October 2011, it was spun off from the holding company and now operates independently.

What are some holdings that detracted from the fund’s performance?

Arcos Dorados Holdings — one of the top performers for the previous fiscal year — was among the top detractors for this fiscal year. The company owns more than 1,800 McDonald’s franchises in 20 Latin American countries. I added the stock to the portfolio with its initial public offering in April 2011 based on what I believed was impressive growth potential in Latin America. However, the stock has struggled with slowing revenue growth, particularly in Brazil, one of its largest markets. I underestimated the impact that Brazil’s economic downturn would have on Arcos Dorados’ share price. By the close of the period, I had sold the stock from the portfolio.

Another underperformer I have sold from the portfolio is Asia Entertainment & Resources, a small company that is involved in the promotion of gaming rooms and casinos in Macau, China. Although I believe the gaming business in Macau offers considerable long-term growth potential, the company has been pressured by investor concerns about China-based stocks that are traded on U.S. exchanges. Recent fraud investigations — unrelated to this company — have cast a cloud over the entire group.

The stock of Best Buy was also a detractor from fund performance, but I remain optimistic about its potential, and it remained in the portfolio at period-end. I believe the stock’s price is much lower than it deserves to be, as investors have punished it out of concern about some recent management turmoil and competition from online retailers. I believe Best Buy is a company with a leading position in its industry and the ability to cut costs, improve profits, and reinvest in their business.

The performance of Coach stock, another detractor for the period overall, demonstrates that there is a recovery underway, but it’s not always smooth. Coach is a retailer of handbags and accessories — a category

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

with a healthy rate of growth. The company has a high-margin business and a strong management team, but its sales slowed slightly as the economy struggled to find its footing. I believe the recent decline in Coach shares is a short-term setback, and the company’s U.S. and international businesses continue to offer attractive growth potential over the long term.

As the fund begins a new fiscal year, what is your outlook?

Stocks have had a very good run, particularly in the closing months of this fiscal period. While market rallies can make it more challenging to find promising new investment opportunities, I remain optimistic about the fund’s core strengths: a disciplined investment process that’s grounded in fundamental research and a diversified portfolio that can take advantage of opportunities in markets around the world.

We are likely to face more bouts of volatility, which create opportunities for patient, research-focused investors. And, perhaps most important, I have the support of a team of analysts who have been covering consumer stocks for a long time, and their insight is extremely beneficial in all market environments.

Walter, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Walter D. Scully has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from The Ohio State University. A Certified Public Accountant, he has been in the investment industry since he joined Putnam in 1996.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	83.07%	72.54%	78.11%	75.11%	77.99%	77.99%	79.74%	73.49%	81.54%	84.77%
Annual average	17.75	15.88	16.88	16.34	16.85	16.85	17.16	16.05	17.48	18.04

3 years	49.54	40.90	46.23	43.23	46.13	46.13	47.31	42.18	48.55	50.67
Annual average	14.35	12.11	13.50	12.72	13.48	13.48	13.78	12.45	14.10	14.64

1 year	13.70	7.17	12.91	7.91	12.85	11.85	13.22	9.23	13.51	14.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/12

MSCI World Consumer Discretionary &
Consumer Staples Index (ND)

Life of fund	75.65%
Annual average	16.44

3 years	49.98
Annual average	14.47

1 year	13.72

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $17,811 ($17,511 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $17,799, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,349. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,154 and $18,477, respectively.

Fund price and distribution information For the 12-month period ended 8/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.206411		$0.125411	$0.172411	$0.138411		$0.224411	$0.260411

Capital gains — Long-term	0.930000		0.930000	0.930000	0.930000		0.930000	0.930000

Capital gains — Short-term	0.146589		0.146589	0.146589	0.146589		0.146589	0.146589

Total	$1.283000		$1.202000	$1.249000	$1.215000		$1.301000	$1.337000

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$14.62	$15.51	$14.43	$14.44	$14.53	$15.06	$14.60	$14.67

8/31/12	15.14	16.06	14.91	14.86	15.05	15.60	15.07	15.18

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	85.49%	74.82%	80.26%	77.26%	80.26%	80.26%	82.01%	75.68%	83.83%	87.33%
Annual average	17.74	15.91	16.86	16.34	16.86	16.86	17.16	16.07	17.47	18.05

3 years	46.37	37.98	43.06	40.06	43.07	43.07	44.20	39.13	45.30	47.46
Annual average	13.54	11.33	12.68	11.88	12.68	12.68	12.98	11.64	13.26	13.82

1 year	26.45	19.20	25.49	20.49	25.51	24.50	25.82	21.41	26.18	26.85

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses
for the fiscal year ended 8/31/11	1.80%	2.55%	2.55%	2.30%	2.05%	1.55%

Annualized expense ratio
for the six-month period
ended 8/31/12†	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.14	$10.95	$10.95	$9.68	$8.42	$5.87

Ending value (after expenses)	$1,029.90	$1,026.90	$1,025.50	$1,027.30	$1,029.40	$1,031.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.10	$10.89	$10.89	$9.63	$8.36	$5.84

Ending value (after expenses)	$1,018.10	$1,014.33	$1,014.33	$1,015.58	$1,016.84	$1,019.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI World Consumer Discretionary & Consumer Staples Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the consumer discretionary and consumer staples sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

16

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related

17

expenses, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major

18

factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark over the one- and three-year periods ended December 31, 2011. Putnam Global Consumer Fund’s class A shares’ return net of fees and expenses was negative and trailed the return of its internal benchmark over the one-year period, and was positive and exceeded the return of its internal benchmark over the three-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under

19

the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Consumer Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from December 18, 2008 (commencement of operations) through August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Consumer Fund as of August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 12, 2012

22

The fund’s portfolio 8/31/12

COMMON STOCKS (94.2%)*	Shares	Value

Air freight and logistics (1.3%)
FedEx Corp.	1,800	$157,734

		157,734
Auto components (2.2%)
American Axle & Manufacturing Holdings, Inc. †	15,100	168,667

Valeo SA (France)	2,264	106,742

		275,409
Automobiles (4.4%)
Fiat SpA (Italy) †	29,583	160,642

Nissan Motor Co., Ltd. (Japan)	29,100	273,367

Toyota Motor Corp. (Japan)	2,900	115,323

		549,332
Beverages (6.2%)
Anheuser-Busch InBev NV (Belgium)	3,391	285,195

Coca-Cola Enterprises, Inc.	9,020	266,361

Pernod-Ricard SA (France)	2,017	217,024

		768,580
Building products (1.3%)
Fortune Brands Home & Security, Inc. †	6,404	163,302

		163,302
Commercial services and supplies (1.2%)
ACCO Brands Corp. †	22,300	146,957

		146,957
Distributors (1.1%)
LKQ Corp. †	3,600	135,864

		135,864
Food and staples retail (2.2%)
Lawson, Inc. (Japan)	1,700	130,242

WM Morrison Supermarkets PLC (United Kingdom)	31,049	137,828

		268,070
Food products (10.7%)
Associated British Foods PLC (United Kingdom)	4,097	86,035

Danone (France)	3,665	228,091

DE Master Blenders 1753 NV (Netherlands) †	5,500	64,707

Hershey Co. (The)	2,400	172,368

Hillshire Brands Co.	1,100	28,677

Kerry Group PLC Class A (Ireland)	4,805	230,464

Mead Johnson Nutrition Co.	2,670	195,791

Nestle SA (Switzerland)	5,342	331,932

		1,338,065
Hotels, restaurants, and leisure (5.6%)
Buffalo Wild Wings, Inc. †	800	61,424

Compass Group PLC (United Kingdom)	18,546	208,885

Las Vegas Sands Corp.	5,200	220,428

Sands China, Ltd. (Hong Kong)	56,000	198,040

		688,777
Household products (4.0%)
Colgate-Palmolive Co.	2,600	276,406

Procter & Gamble Co. (The)	3,169	212,925

		489,331

23

COMMON STOCKS (94.2%)* cont.	Shares	Value

Internet and catalog retail (6.9%)
Amazon.com, Inc. †	1,000	$248,230

HomeAway, Inc. †	5,300	125,398

Priceline.com, Inc. †	580	350,651

Rakuten, Inc. (Japan)	12,800	123,813

		848,092
Internet software and services (2.4%)
Baidu, Inc. ADR (China) †	2,700	300,888

		300,888
Leisure equipment and products (1.4%)
Hasbro, Inc.	4,560	171,046

		171,046
Machinery (1.5%)
Stanley Black & Decker, Inc.	2,800	184,184

		184,184
Media (7.9%)
British Sky Broadcasting Group PLC (United Kingdom)	10,665	128,687

Interpublic Group of Companies, Inc. (The)	6,920	73,629

Pearson PLC (United Kingdom)	12,039	228,167

Time Warner, Inc.	8,220	341,541

WPP PLC (United Kingdom)	15,776	204,299

		976,323
Multiline retail (5.2%)
Dollar General Corp. †	2,470	126,143

Macy’s, Inc.	4,400	177,364

Nordstrom, Inc.	5,800	335,414

		638,921
Personal products (1.7%)
Avon Products, Inc.	13,700	211,665

		211,665
Professional services (1.4%)
Nielsen Holdings NV †	6,000	168,240

		168,240
Real estate management and development (2.2%)
BR Malls Participacoes SA (Brazil)	10,100	125,883

Daito Trust Construction Co., Ltd. (Japan)	1,500	146,892

		272,775
Road and rail (1.2%)
Localiza Rent a Car SA (Brazil)	8,400	148,145

		148,145
Specialty retail (9.2%)
American Eagle Outfitters, Inc.	4,300	95,632

Bed Bath & Beyond, Inc. †	5,440	365,405

Best Buy Co., Inc.	11,720	207,913

Foschini Group, Ltd. (The) (South Africa)	7,461	119,585

Group 1 Automotive, Inc.	2,500	137,525

Kingfisher PLC (United Kingdom)	47,919	209,807

		1,135,867
Textiles, apparel, and luxury goods (3.7%)
Christian Dior SA (France)	1,291	183,234

Coach, Inc.	4,700	273,211

		456,445

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COMMON STOCKS (94.2%)* cont.		Shares	Value

Tobacco (9.3%)
British American Tobacco (BAT) PLC (United Kingdom)		5,877	$307,678

Japan Tobacco, Inc. (Japan)		11,500	347,264

Lorillard, Inc.		1,200	150,612

Philip Morris International, Inc.		3,950	352,735

			1,158,289

Total common stocks (cost $9,894,976)			$11,652,301

CONVERTIBLE BONDS AND NOTES (1.3%)*	Principal amount		Value

TUI Travel PLC cv. sr. unsec. bonds 6s, 2014
(United Kingdom)	GBP	100,000	$158,220

Total convertible bonds and notes (cost $142,938)			$158,220

SHORT-TERM INVESTMENTS (4.9%)*		Shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]		608,170	$608,170

Total short-term investments (cost $608,170)			$608,170

TOTAL INVESTMENTS

Total investments (cost $10,646,084)			$12,418,691

Key to holding’s currency abbreviations

GBP	British Pound
USD / $	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $12,371,439.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $26,087 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

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DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	55.6%	Brazil	2.2%

United Kingdom	13.4	Ireland	1.9

Japan	9.2	Hong Kong	1.6

France	5.9	Italy	1.3

Switzerland	2.7	South Africa	1.0

China	2.4	Netherlands	0.5

Belgium	2.3	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $7,122,579)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	9/20/12	$116,996	$118,917	$(1,921)

	British Pound	Sell	9/20/12	281,194	276,418	(4,776)

	Canadian Dollar	Buy	9/20/12	57,906	56,935	971

	Euro	Sell	9/20/12	5,787	5,670	(117)

	Swedish Krona	Sell	9/20/12	26,063	25,501	(562)

	Swiss Franc	Sell	9/20/12	8,276	7,976	(300)

Barclays Bank PLC

	Australian Dollar	Buy	9/20/12	43,435	44,116	(681)

	British Pound	Sell	9/20/12	211,649	208,204	(3,445)

	Euro	Sell	9/20/12	155,488	152,233	(3,255)

	Hong Kong Dollar	Buy	9/20/12	12,830	12,846	(16)

	Japanese Yen	Buy	9/20/12	199,338	199,619	(281)

	Singapore Dollar	Buy	9/20/12	30,565	30,467	98

	Swedish Krona	Buy	9/20/12	40,702	39,832	870

	Swiss Franc	Buy	9/20/12	66,005	64,560	1,445

Citibank, N.A.

	Australian Dollar	Buy	9/20/12	56,744	57,593	(849)

	British Pound	Buy	9/20/12	215,936	212,227	3,709

	Danish Krone	Buy	9/20/12	17,021	16,501	520

	Euro	Sell	9/20/12	77,115	75,515	(1,600)

	Swiss Franc	Sell	9/20/12	7,439	7,276	(163)

Credit Suisse AG

	Australian Dollar	Buy	9/20/12	72,117	73,273	(1,156)

	British Pound	Buy	9/20/12	188,626	185,635	2,991

	Euro	Sell	9/20/12	302,798	296,302	(6,496)

	Japanese Yen	Sell	9/20/12	354,667	355,221	554

	Swiss Franc	Buy	9/20/12	53,851	52,724	1,127

26

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $7,122,579) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Deutsche Bank AG

	British Pound	Sell	9/20/12	$10,479	$10,300	$(179)

	Euro	Sell	9/20/12	228,577	223,961	(4,616)

	Swedish Krona	Buy	9/20/12	44,686	43,718	968

	Swiss Franc	Sell	9/20/12	7,439	7,277	(162)

	Goldman Sachs International

	Australian Dollar	Sell	9/20/12	44,673	45,484	811

	British Pound	Buy	9/20/12	250,549	246,222	4,327

	Euro	Buy	9/20/12	5,032	4,929	103

	Japanese Yen	Buy	9/20/12	133,545	133,700	(155)

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/20/12	46,118	46,814	(696)

	British Pound	Sell	9/20/12	84,786	83,441	(1,345)

	Canadian Dollar	Sell	9/20/12	29,917	29,436	(481)

	Euro	Buy	9/20/12	72,209	70,744	1,465

	Hong Kong Dollar	Sell	9/20/12	4,732	4,733	1

	Singapore Dollar	Buy	9/20/12	10,910	10,875	35

	Swiss Franc	Buy	9/20/12	32,478	31,764	714

	JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	9/20/12	92,441	93,903	1,462

	British Pound	Buy	9/20/12	187,515	184,300	3,215

	Canadian Dollar	Buy	9/20/12	52,024	51,193	831

	Euro	Buy	9/20/12	137,750	134,903	2,847

	Hong Kong Dollar	Sell	9/20/12	114,767	114,802	35

	Japanese Yen	Sell	9/20/12	239,463	239,812	349

	Singapore Dollar	Buy	9/20/12	41,716	41,598	118

	Swedish Krona	Buy	9/20/12	7,048	6,901	147

	Swiss Franc	Buy	9/20/12	64,119	62,723	1,396

	Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/20/12	32,189	32,662	(473)

	British Pound	Sell	9/20/12	428,854	421,572	(7,282)

	Canadian Dollar	Sell	9/20/12	11,358	11,172	(186)

	Euro	Buy	9/20/12	42,143	41,422	721

	Japanese Yen	Sell	9/20/12	220,193	220,428	235

	Swiss Franc	Buy	9/20/12	55,213	53,977	1,236

	State Street Bank and Trust Co.

	Canadian Dollar	Buy	9/20/12	65,512	64,422	1,090

	Euro	Sell	9/20/12	95,859	93,892	(1,967)

	Swedish Krona	Buy	9/20/12	46,241	45,262	979

	UBS AG

	British Pound	Sell	9/20/12	348,037	342,095	(5,942)

	Euro	Buy	9/20/12	478,414	468,541	9,873

	Swiss Franc	Buy	9/20/12	42,327	41,385	942

27

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $7,122,579) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	British Pound	Buy	9/20/12	$105,745	$103,923	$1,822

	Canadian Dollar	Buy	9/20/12	32,249	31,729	520

	Euro	Buy	9/20/12	174,861	171,251	3,610

	Japanese Yen	Buy	9/20/12	479,018	479,752	(734)

Total						$2,301

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$3,615,485	$2,260,591	$—

Consumer staples	1,867,540	2,366,460	—

Financials	125,883	146,892	—

Industrials	968,562	—	—

Information technology	300,888	—	—

Total common stocks	6,878,358	4,773,943	—

Convertible bonds and notes	—	158,220	—

Short-term investments	608,170	—	—

Totals by level	$7,486,528	$4,932,163	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,301	$—

Totals by level	$—	$2,301	$—

The accompanying notes are an integral part of these financial statements.

28

Statement of assets and liabilities 8/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $10,037,914)	$11,810,521
Affiliated issuers (identified cost $608,170) (Note 6)	608,170

Dividends, interest and other receivables	22,913

Foreign tax reclaim	5,745

Receivable for shares of the fund sold	2,087

Receivable for investments sold	131,459

Unrealized appreciation on forward currency contracts (Note 1)	52,137

Receivable from Manager (Note 2)	1,835

Total assets	12,634,867

LIABILITIES

Payable for investments purchased	122,304

Payable for shares of the fund repurchased	16,939

Payable for investor servicing fees (Note 2)	5,745

Payable for custodian fees (Note 2)	9,553

Payable for Trustee compensation and expenses (Note 2)	1,681

Payable for administrative services (Note 2)	27

Payable for distribution fees (Note 2)	5,238

Unrealized depreciation on forward currency contracts (Note 1)	49,836

Payable for auditing	43,037

Other accrued expenses	9,068

Total liabilities	263,428

Net assets	$12,371,439

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,456,578

Undistributed net investment income (Note 1)	97,627

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	42,992

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,774,242

Total — Representing net assets applicable to capital shares outstanding	$12,371,439

(Continued on next page)

29

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($8,551,958 divided by 564,831 shares)	$15.14

Offering price per class A share (100/94.25 of $15.14)*	$16.06

Net asset value and offering price per class B share ($833,196 divided by 55,893 shares)**	$14.91

Net asset value and offering price per class C share ($1,119,978 divided by 75,345 shares)**	$14.86

Net asset value and redemption price per class M share ($45,859 divided by 3,047 shares)	$15.05

Offering price per class M share (100/96.50 of $15.05)*	$15.60

Net asset value, offering price and redemption price per class R share
($66,783 divided by 4,433 shares)	$15.07†

Net asset value, offering price and redemption price per class Y share
($1,753,665 divided by 115,514 shares)	$15.18

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

30

Statement of operations Year ended 8/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $9,691)	$301,642

Interest (including interest income of $276 from investments in affiliated issuers) (Note 6)	13,557

Securities lending (Note 1)	3,417

Total investment income	318,616

EXPENSES

Compensation of Manager (Note 2)	84,731

Investor servicing fees (Note 2)	43,435

Custodian fees (Note 2)	23,722

Trustee compensation and expenses (Note 2)	1,008

Administrative services (Note 2)	402

Distribution fees — Class A (Note 2)	24,965

Distribution fees — Class B (Note 2)	5,520

Distribution fees — Class C (Note 2)	8,976

Distribution fees — Class M (Note 2)	352

Distribution fees — Class R (Note 2)	285

Auditing	47,067

Reports to shareholders	14,504

Other	3,639

Fees waived and reimbursed by Manager (Note 2)	(63,553)

Total expenses	195,053

Expense reduction (Note 2)	(499)

Net expenses	194,554

Net investment income	124,062

Net realized gain on investments (Notes 1 and 3)	53,050

Net realized loss on foreign currency transactions (Note 1)	(19,332)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	20,354

Net unrealized appreciation of investments during the year	943,379

Net gain on investments	997,451

Net increase in net assets resulting from operations	$1,121,513

The accompanying notes are an integral part of these financial statements.

31

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/12	Year ended 8/31/11

Operations:
Net investment income	$124,062	$59,003

Net realized gain on investments
and foreign currency transactions	33,718	1,314,339

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	963,733	210,634

Net increase in net assets resulting from operations	1,121,513	1,583,976

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(122,715)	(91,515)

Class B	(3,237)	(519)

Class C	(9,416)	(376)

Class M	(498)	(192)

Class R	(868)	(93)

Class Y	(31,979)	(11,806)

Net realized short-term gain on investments

Class A	(87,149)	(488,828)

Class B	(3,784)	(11,758)

Class C	(8,007)	(7,273)

Class M	(528)	(2,178)

Class R	(567)	(711)

Class Y	(18,001)	(50,367)

From net realized long-term gain on investments
Class A	(552,897)	(130,950)

Class B	(24,007)	(3,150)

Class C	(50,794)	(1,948)

Class M	(3,346)	(583)

Class R	(3,597)	(191)

Class Y	(114,204)	(13,492)

Redemption fees (Note 1)	3,541	6,365

Increase (decrease) from capital share transactions (Note 4)	(2,720,757)	4,217,501

Total increase (decrease) in net assets	(2,631,297)	4,991,912

NET ASSETS

Beginning of year	15,002,736	10,010,824

End of year (including undistributed net investment income
of $97,627 and $161,606, respectively)	$12,371,439	$15,002,736

The accompanying notes are an integral part of these financial statements.

32

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33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
August 31, 2012	$14.62	.14	1.67	1.81	(.21)	(1.08)	(1.29)	— [e]	$15.14	13.70	$8,552	1.41	.98	92
August 31, 2011	13.23	.06	2.27	2.33	(.12)	(.83)	(.95)	.01	14.62	17.44	12,058	1.40	.40	82
August 31, 2010	12.23	.07	1.38	1.45	(.09)	(.37)	(.46)	.01	13.23	11.99	8,758	1.47	.56	84
August 31, 2009†	10.00	.11	2.13	2.24	(.01)	—	(.01)	— [e]	12.23	22.42 *	3,995	.97 *	1.03*	65 *

Class B
August 31, 2012	$14.43	.04	1.65	1.69	(.13)	(1.08)	(1.21)	— [e]	$14.91	12.91	$833	2.16	.29	92
August 31, 2011	13.09	(.05)	2.24	2.19	(.03)	(.83)	(.86)	.01	14.43	16.53	335	2.15	(.33)	82
August 31, 2010	12.17	(.02)	1.36	1.34	(.06)	(.37)	(.43)	.01	13.09	11.15	239	2.22	(.16)	84
August 31, 2009†	10.00	.05	2.13	2.18	(.01)	—	(.01)	— [e]	12.17	21.80 *	63	1.49 *	.45 *	65 *

Class C
August 31, 2012	$14.44	.04	1.63	1.67	(.17)	(1.08)	(1.25)	— [e]	$14.86	12.85	$1,120	2.16	.24	92
August 31, 2011	13.10	(.05)	2.24	2.19	(.03)	(.83)	(.86)	.01	14.44	16.55	639	2.15	(.31)	82
August 31, 2010	12.17	(.02)	1.36	1.34	(.05)	(.37)	(.42)	.01	13.10	11.11	127	2.22	(.16)	84
August 31, 2009†	10.00	.05	2.13	2.18	(.01)	—	(.01)	— [e]	12.17	21.80 *	48	1.49 *	.48 *	65 *

Class M
August 31, 2012	$14.53	.05	1.69	1.74	(.14)	(1.08)	(1.22)	— [e]	$15.05	13.22	$46	1.91	.36	92
August 31, 2011	13.17	(.01)	2.26	2.25	(.06)	(.83)	(.89)	— [e]	14.53	16.79	55	1.90	(.09)	82
August 31, 2010	12.19	— [e]	1.39	1.39	(.04)	(.37)	(.41)	— [e]	13.17	11.41	44	1.97	.02	84
August 31, 2009†	10.00	.07	2.13	2.20	(.01)	—	(.01)	— [e]	12.19	22.01 *	30	1.32 *	.71 *	65 *

Class R
August 31, 2012	$14.60	.10	1.67	1.77	(.22)	(1.08)	(1.30)	— [e]	$15.07	13.51	$67	1.66	.70	92
August 31, 2011	13.21	.02	2.28	2.30	(.09)	(.83)	(.92)	.01	14.60	17.19	24	1.65	.16	82
August 31, 2010	12.21	.04	1.38	1.42	(.05)	(.37)	(.42)	— [e]	13.21	11.68	14	1.72	.28	84
August 31, 2009†	10.00	.09	2.13	2.22	(.01)	—	(.01)	— [e]	12.21	22.21 *	12	1.14 *	.86 *	65 *

Class Y
August 31, 2012	$14.67	.17	1.68	1.85	(.26)	(1.08)	(1.34)	— [e]	$15.18	14.03	$1,754	1.16	1.19	92
August 31, 2011	13.27	.11	2.26	2.37	(.15)	(.83)	(.98)	.01	14.67	17.70	1,891	1.15	.69	82
August 31, 2010	12.25	.10	1.39	1.49	(.10)	(.37)	(.47)	— [e]	13.27	12.26	829	1.22	.78	84
August 31, 2009†	10.00	.10	2.16	2.26	(.01)	—	(.01)	— [e]	12.25	22.64 *	330	.79 *	.85 *	65 *

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2012	0.48%

August 31, 2011	0.40

August 31, 2010	1.11

August 31, 2009	5.13

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34	35

Notes to financial statements 8/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through August 31, 2012.

Putnam Global Consumer Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund concentrates its investments in the consumer staples and consumer discretionary products and services industries, and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Potential investments include companies engaged in the manufacture, sale or distribution of consumer staples and consumer discretionary products and services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

36

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

37

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $24,995 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion

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of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $19,328 to decrease undistributed net investment income and to increase accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,082,253
Unrealized depreciation	(381,061)

Net unrealized appreciation	1,701,192
Undistributed ordinary income	98,624
Undistributed long-term gain	114,407
Cost for federal income tax purposes	$10,717,499

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

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Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $63,553 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $34 under the expense offset arrangements and by $465 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares,

40

respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,299 and $1 from the sale of class A and class M shares, respectively, and received $635 and $95 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $12,058,002 and $16,092,192, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	350,122	$5,156,665	485,148	$7,458,827

Shares issued in connection with
reinvestment of distributions	37,161	486,805	45,410	691,589

	387,283	5,643,470	530,558	8,150,416

Shares repurchased	(647,476)	(9,087,780)	(367,561)	(5,573,316)

Net increase (decrease)	(260,193)	$(3,444,310)	162,997	$2,577,100

	Year ended 8/31/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	39,236	$558,201	17,459	$264,454

Shares issued in connection with
reinvestment of distributions	2,166	28,075	882	13,324

	41,402	586,276	18,341	277,778

Shares repurchased	(8,737)	(123,858)	(13,394)	(200,445)

Net increase	32,665	$462,418	4,947	$77,333

	Year ended 8/31/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	37,906	$537,703	38,873	$579,683

Shares issued in connection with
reinvestment of distributions	5,258	67,992	564	8,530

	43,164	605,695	39,437	588,213

Shares repurchased	(12,072)	(173,281)	(4,847)	(72,966)

Net increase	31,092	$432,414	34,590	$515,247

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	Year ended 8/31/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	341	$4,890	1,350	$19,790

Shares issued in connection with
reinvestment of distributions	335	4,372	194	2,947

	676	9,262	1,544	22,737

Shares repurchased	(1,400)	(19,855)	(1,077)	(15,763)

Net increase (decrease)	(724)	$(10,593)	467	$6,974

	Year ended 8/31/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	2,451	$35,134	518	$8,367

Shares issued in connection with
reinvestment of distributions	386	5,032	65	995

	2,837	40,166	583	9,362

Shares repurchased	(71)	(1,059)	—	—

Net increase	2,766	$39,107	583	$9,362

	Year ended 8/31/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	33,743	$488,814	98,671	$1,526,078

Shares issued in connection with
reinvestment of distributions	12,523	164,184	4,051	61,813

	46,266	652,998	102,722	1,587,891

Shares repurchased	(59,679)	(852,791)	(36,253)	(556,406)

Net increase (decrease)	(13,413)	$(199,793)	66,469	$1,031,485

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	192,340	34.05%	$2,912,028

Class M	1,194	39.19	17,970

Class R	1,205	27.18	18,159

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$52,137	Payables	$49,836

Total		$52,137		$49,836

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The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(17,263)	$(17,263)

Total	$(17,263)	$(17,263)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$21,189	$21,189

Total	$21,189	$21,189

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $276 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,691,151 and $2,262,508, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in two sectors, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

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Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $115,017 as a capital gain dividend with respect to the taxable year ended August 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, interest and dividends from foreign countries were $197,654 or $0.24 per share (for all classes of shares). Taxes paid to foreign countries were $9,691 or $0.01 per share (for all classes of shares).

The fund designated 98.46% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

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About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

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* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

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Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

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Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
KPMG LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Consumer Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments
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Boston, MA 02109
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1-800-225-1581

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276916 10/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2012	$38,708	$--	$4,200	$ —
August 31, 2011	$51,308	$--	$4,100	$ —

For the fiscal years ended August 31, 2012 and August 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,200 and $ 4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31,
2012	$ —	$ —	$ —	$ —
August 31,
2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEAX

Putnam Global Energy Fund

Annual report
8 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of energy companies worldwide.

Putnam
Global Energy
Fund

Annual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. Investments in small and/or midsize companies increase the risk of greater price fluctuations.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in energy companies worldwide

The global energy market is a dynamic sector, shaped by the ever-changing balance of geopolitical stability, technological development, and economic growth.

Under normal circumstances, Putnam Global Energy Fund invests at least 80% of its net assets in stocks of companies in energy-related industries. The fund’s portfolio managers look for companies around the world that can profit from the global demand for energy.

The fund’s portfolio may include companies engaged in the exploration and production of oil and gas, contractors or owners of drilling rigs, manufacturers of drilling equipment, and providers of supplies and services to oil and gas companies. Fund holdings may also include coal-mining and production companies, oil-refining companies, and businesses that store and transport oil and gas.

While the fund’s managers focus primarily on large and midsize companies, the fund has the flexibility to invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations.

To help temper volatility, the fund’s managers seek to diversify the portfolio — geographically and by industry — and to invest with a long-term view, looking for stocks that can help investors build wealth over time. The managers’ disciplined investment process includes analyzing each stock’s valuation as well as the company’s financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts in Putnam’s Global Equity Research group.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio managers

The past 12 months were roiled by volatility and global economic uncertainty. How did the fund perform in this environment?

Steve: Just as economies worldwide experienced peaks and valleys over the fiscal year, Putnam Global Energy Fund had its own ups and downs in performance. For the 12 months ending August 31, 2012, the fund underperformed its benchmark, the MSCI World Energy Index (ND). This weak performance was due to subpar selection on individual stocks in a difficult environment.

The reporting period was marked by significant volatility in energy prices. Consider the dramatic changes in Brent crude oil prices. On the period’s first day, crude traded at $114.29 per barrel. During the period, the price rose above $126, and then fell below $90 per barrel. On the period’s final day, the per-barrel price had risen again to $114.57.

During the period, investors switched back and forth between being risk tolerant and positive about the economy, to turning risk averse and negative about the economy. Much of the year was volatile largely because of the risks emanating from Europe’s financial woes, China’s economic slowdown, and uncertainty surrounding the strength of the U.S. economic recovery.

Although European officials put forth several resolutions to engineer recovery efforts

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

for the debt-laden region, markets were frequently unable to retain much of their gains following these announcements. In the second calendar quarter of 2012, for example, headline risk in Europe was foremost in investors’ minds, and the looming fiscal cliff in the United States threatened to derail what has been a wavering U.S. recovery.

What drove the volatility in oil prices?

Greg: In our estimation, the volatility was driven by two primary forces: the eurozone’s sovereign debt crisis and concerns about potential supply disruptions in the Middle East, particularly the Iranian oil embargo in the early part of 2012. North American natural gas prices also continued to suffer because of oversupply, but they were helped somewhat by more power plants using gas to generate electricity as opposed to coal during this past summer.

How did you manage the fund in this topsy-turvy environment?

Steve: Our strategy has always been to add growth to the portfolio by investing in companies that are developing new energy resources and assets. When oil prices reach the upper end of the price band, which in this recent period has been around $120 per barrel, our strategy has been to increase exposure to more defensive stocks of the larger so-called integrated energy companies. In June, we did that, by increasing our exposure to Exxon Mobil, for example.

Our strategy has never been to make significant shifts in response to changes in oil prices, but given recent events, we may need to consider making moves into more defensive stocks when oil prices peak and the economic picture darkens.

Which holdings helped performance?

Steve: The top contributor to the fund’s relative performance came from Cobalt International Energy, an overweight position. Cobalt is a U.S.-based exploration and production company with recently discovered deepwater assets off the west coast of Africa and in the Gulf of Mexico. The stock is a good example of a principal

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

theme in the portfolio: investing in companies that can create value by adding resources to their asset base. In Cobalt’s case, while the company does not have any current oil or gas production, we bought a position based on our belief that even if the company experienced industry-wide average drilling success rates, it would create significant value, and that there was an upside to the stock. That thesis was rewarded late last year when Cobalt made a major oil discovery off the coast of Angola.

An overweight position in Tullow Oil also helped. Based in the United Kingdom, Tullow is an oil exploration and production company with major development programs offshore of Angola and onshore in Uganda. Early in the period, Tullow made a potentially major oil discovery in the Caribbean Sea off the coast of French Guyana. In addition, we believe a major hurdle to the company’s exploration program in Uganda was removed in January when final government approval for the program was granted, serving as a further catalyst in the stock’s advance.

Marathon Oil, another overweight, is a company that has benefited from a transition to a more predictable energy investment asset base. In June 2011, Marathon acquired the Eagle Ford Shale in Texas for $3.5 billion — which seemed a high price at the time — but the asset has turned out to be an attractive acquisition. The Eagle Ford Shale, an oil and natural gas asset, has delivered back-to-back quarters of excess production, making the company’s stock attractive to investors. Marathon also boasts a new management team, and we believe the Eagle Ford Shale project will serve as a productive resource for many years to come.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

7

Which holdings detracted from performance?

Steve: Some of the fund’s holdings leveraged to the oversupply of natural gas in the United States, and associated falling gas prices also detracted. Among these holdings were Baker Hughes, the top detractor for the period and a Houston-based domestic oilfield services company focused on oil and shale gas reserves, and Southwestern Energy, another Houston-based exploration and production company. The fund had an overweight position in both companies relative to its benchmark. We have since eliminated our position in Baker Hughes.

An overweight position in Newfield Exploration disappointed. We believed Newfield could benefit from the addition of new resources. The company had put together a sizable position in Utah’s Uinta Basin, and we acquired the stock thinking that it was not widely appreciated by the market and that its wells there would beat production expectations. That thesis was off the mark. The company had to revise its production guidance, the stock price was negatively affected, and we no longer hold it in the portfolio.

What is your outlook for the sector, the fund, and the market?

Greg: Although the global economy seems to be challenged, we are excited for the U.S. oil services sector in 2013. We believe the current natural gas rig count is producing well below underlying demand levels, and the excess gas inventory in the United States will be worked off within a few months. Putting gas rigs back to work should create an uplift in both activity and margins for the sector. In addition, oil drilling is set up for success due to the sizeable increase in pipeline capacity in 2013. This capacity growth is key to enabling U.S. crude oil producers to get their product to refineries at a reasonable cost.

Steve: We seem to be right where we were one year ago. The European sovereign debt troubles are weighing on global energy demand as are supply issues linked to the Iranian situation. And oil prices are right in the middle. We still have some significant

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

unresolved issues. As for the fund itself, we will be looking to shift to a more defensive position when energy prices rise and to become more aggressive when energy prices fall. As we go forward in this volatile environment, I believe that we need to gain more conviction with making strategy shifts as oil prices shift dramatically. We can strive to save performance in down periods by making these shifts.

Thank you, Steve and Greg, for your time and insights today.

In May 2012, Greg Kelly joined Steven Curbow as co-portfolio manager of the fund, succeeding Jessica Wirth, who left Putnam in April.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Steven W. Curbow has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Southern California. Steven joined Putnam in 2008 and has been in the investment industry since 1996.

Portfolio Manager Greg Kelly has an A.B. from Georgetown University. He joined Putnam in 2012 and has been in the investment industry since 1999.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	40.97%	32.87%	37.11%	34.11%	37.11%	37.11%	38.35%	33.54%	39.72%	42.26%
Annual average	9.72	7.98	8.90	8.25	8.90	8.90	9.17	8.13	9.46	9.99

3 years	22.23	15.23	19.53	16.53	19.53	19.53	20.39	16.14	21.37	23.12
Annual average	6.92	4.84	6.13	5.23	6.13	6.13	6.38	5.11	6.67	7.18

1 year	0.28	–5.49	–0.49	–5.28	–0.45	–1.41	–0.28	–3.76	0.06	0.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/12

MSCI World Energy Index (ND)

Life of fund	44.22%
Annual average	10.40

3 years	27.57
Annual average	8.46

1 year	4.13

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $13,711 ($13,411 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $13,711, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,354. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,972 and $14,226, respectively.

Fund price and distribution information For the 12-month period ended 8/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.127		$0.041	$0.036	$0.067		$0.120	$0.158

Capital gains — Long-term	$0.173		$0.173	$0.173	$0.173		$0.173	$0.173

Capital gains — Short-term	$0.248		$0.248	$0.248	$0.248		$0.248	$0.248

Total	$0.548		$0.462	$0.457	$0.488		$0.541	$0.579

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$13.10	$13.90	$12.93	$12.93	$12.99	$13.46	$13.05	$13.14

8/31/12	12.58	13.35	12.40	12.41	12.46	12.91	12.51	12.62

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	45.00%	36.67%	40.98%	37.98%	40.87%	40.87%	42.24%	37.29%	43.63%	46.32%
Annual average	10.32	8.61	9.51	8.88	9.48	9.48	9.76	8.74	10.05	10.59

3 years	18.34	11.51	15.64	12.64	15.55	15.55	16.47	12.42	17.42	19.10
Annual average	5.77	3.70	4.96	4.05	4.94	4.94	5.21	3.98	5.50	6.00

1 year	18.95	12.14	18.02	13.02	17.97	16.97	18.28	14.12	18.59	19.17

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses
for the fiscal year ended 8/31/11	1.79%	2.54%	2.54%	2.29%	2.04%	1.54%

Annualized expense ratio
for the six-month period
ended 8/31/12†	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.69	$10.28	$10.28	$9.09	$7.89	$5.49

Ending value (after expenses)	$915.60	$911.80	$911.80	$912.80	$914.50	$916.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.05	$10.84	$10.84	$9.58	$8.31	$5.79

Ending value (after expenses)	$1,018.15	$1,014.38	$1,014.38	$1,015.63	$1,016.89	$1,019.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in a index.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

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• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related

17

expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark over the one- and three-year periods ended December 31, 2011. Putnam Global Energy Fund’s class A shares’ return net of fees and expenses was negative over the one-year period, was positive over the three-year period, and trailed the return of its internal benchmark over the one- and three-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

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Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Energy Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Energy Fund as of August 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 12, 2012

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The fund’s portfolio 8/31/12

COMMON STOCKS (97.2%)*	Shares	Value

Construction and engineering (0.8%)
Fluor Corp.	2,700	$139,050

		139,050
Energy equipment and services (16.3%)
Cameron International Corp. †	5,900	322,789

Halliburton Co.	13,170	431,449

Nabors Industries, Ltd. †	16,300	240,751

National Oilwell Varco, Inc.	3,000	236,400

Oil States International, Inc. †	2,100	164,304

Petroleum Geo-Services ASA (Norway)	9,462	143,863

Schlumberger, Ltd.	12,750	922,845

Seadrill, Ltd. (Norway)	6,316	259,658

Technip SA (France)	1,581	166,032

		2,888,091
Oil, gas, and consumable fuels (80.1%)
Afren PLC (United Kingdom) †	42,440	86,714

Anadarko Petroleum Corp.	7,900	547,233

BG Group PLC (United Kingdom)	37,879	772,610

BP PLC (United Kingdom)	35,963	251,514

Cabot Oil & Gas Corp.	6,600	273,306

Cairn Energy PLC (United Kingdom) †	67,776	308,520

Canadian Natural Resources, Ltd. (Canada)	11,500	349,871

Chevron Corp.	9,197	1,031,536

Cobalt International Energy, Inc. †	8,047	182,747

Energen Corp.	3,000	153,150

ENI SpA (Italy)	33,894	749,393

EOG Resources, Inc.	3,400	368,220

EXCO Resources, Inc.	18,900	129,465

Exxon Mobil Corp.	34,598	3,020,405

Hess Corp.	4,900	247,597

Kodiak Oil & Gas Corp. †	14,100	126,054

Kosmos Energy, Ltd. †	7,995	77,392

Linn Energy, LLC (Units)	2,280	90,653

Marathon Oil Corp.	20,300	564,746

Noble Energy, Inc.	6,000	527,400

Occidental Petroleum Corp.	1,829	155,483

Royal Dutch Shell PLC Class A (United Kingdom)	34,949	1,223,653

Royal Dutch Shell PLC Class A (United Kingdom)	24,159	843,897

Southwestern Energy Co. †	17,800	554,114

Suncor Energy, Inc. (Canada)	21,800	681,367

Swift Energy Co. †	5,100	99,399

Total SA (France)	8,800	438,507

Tullow Oil PLC (United Kingdom)	14,704	318,506

		14,173,452

Total common stocks (cost $15,783,403)		$17,200,593

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SHORT-TERM INVESTMENTS (3.2%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	568,174	$568,174

Total short-term investments (cost $568,174)		$568,174

TOTAL INVESTMENTS

Total investments (cost $16,351,577)		$17,768,767

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $17,703,137.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $15,368 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	62.9%	Italy	4.2%

United Kingdom	21.4	France	3.4

Canada	5.8	Norway	2.3

		Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $6,310,813)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	9/20/12	$7,532	$7,655	$(123)

	British Pound	Buy	9/20/12	12,385	12,708	(323)

	Canadian Dollar	Buy	9/20/12	203,433	200,020	3,413

Barclays Bank PLC

	Australian Dollar	Buy	9/20/12	142,170	144,399	(2,229)

	British Pound	Sell	9/20/12	185,292	182,276	(3,016)

	Canadian Dollar	Sell	9/20/12	4,868	4,789	(79)

	Euro	Buy	9/20/12	228,828	224,039	4,789

	Japanese Yen	Buy	9/20/12	103,060	103,206	(146)

Citibank, N.A.

	Australian Dollar	Buy	9/20/12	27,650	28,063	(413)

	British Pound	Buy	9/20/12	42,393	41,665	728

	Canadian Dollar	Buy	9/20/12	169,257	166,505	2,752

	Euro	Buy	9/20/12	26,921	26,362	559

	Swiss Franc	Buy	9/20/12	96,807	94,695	2,112

24

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $6,310,813) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG

	British Pound	Sell	9/20/12	$742,913	$730,940	$(11,973)

	Canadian Dollar	Buy	9/20/12	161,854	159,330	2,524

	Euro	Buy	9/20/12	120,138	117,561	2,577

	Japanese Yen	Buy	9/20/12	105,208	105,372	(164)

	Norwegian Krone	Sell	9/20/12	1,707	1,643	(64)

	Swiss Franc	Buy	9/20/12	44,632	43,698	934

Deutsche Bank AG

	Australian Dollar	Buy	9/20/12	49,935	50,649	(714)

	Canadian Dollar	Sell	9/20/12	2,535	2,494	(41)

Goldman Sachs International

	Australian Dollar	Buy	9/20/12	20,531	20,850	(319)

	British Pound	Buy	9/20/12	84,151	82,698	1,453

	Canadian Dollar	Sell	9/20/12	284,056	278,723	(5,333)

	Euro	Buy	9/20/12	323,807	317,185	6,622

	Japanese Yen	Sell	9/20/12	35,297	35,339	42

	Norwegian Krone	Sell	9/20/12	21,316	19,620	(1,696)

HSBC Bank USA, National Association

	British Pound	Sell	9/20/12	188,785	185,790	(2,995)

	Canadian Dollar	Buy	9/20/12	85,085	83,718	1,367

	Norwegian Krone	Sell	9/20/12	33,232	32,007	(1,225)

JPMorgan Chase Bank, N.A.

	British Pound	Buy	9/20/12	168,303	165,418	2,885

	Canadian Dollar	Buy	9/20/12	367,923	362,040	5,883

	Euro	Sell	9/20/12	224,551	219,755	(4,796)

	Japanese Yen	Buy	9/20/12	144,759	144,916	(157)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/20/12	75,625	76,736	(1,111)

	British Pound	Buy	9/20/12	241,022	236,929	4,093

	Canadian Dollar	Buy	9/20/12	277,768	273,217	4,551

	Euro	Sell	9/20/12	384,693	375,383	(9,310)

	Japanese Yen	Sell	9/20/12	6,022	6,009	(13)

	Swiss Franc	Sell	9/20/12	57,099	55,820	(1,279)

State Street Bank and Trust Co.

	Canadian Dollar	Buy	9/20/12	40,971	40,288	683

	Euro	Buy	9/20/12	7,800	7,640	160

UBS AG

	British Pound	Sell	9/20/12	250,549	246,271	(4,278)

	Canadian Dollar	Sell	9/20/12	7,200	7,082	(118)

	Euro	Buy	9/20/12	112,339	110,020	2,319

	Norwegian Krone	Sell	9/20/12	3,449	3,321	(128)

	Swiss Franc	Buy	9/20/12	46,727	45,687	1,040

25

FORWARD CURRENCY CONTRACTS  at 8/31/12 (aggregate face value $6,310,813) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Buy	9/20/12	$47,975	$48,722	$(747)

	British Pound	Buy	9/20/12	20,323	19,973	350

	Canadian Dollar	Buy	9/20/12	225,439	221,806	3,633

	Euro	Sell	9/20/12	26,166	25,626	(540)

	Japanese Yen	Sell	9/20/12	113,981	114,155	174

Total						$2,313

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Energy	$11,498,676	$5,562,867	$—

Industrials	139,050	—	—

Total common stocks	11,637,726	5,562,867	—

Short-term investments	568,174	—	—

Totals by level	$12,205,900	$5,562,867	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,313	$—

Totals by level	$—	$2,313	$—

The accompanying notes are an integral part of these financial statements.

26

Statement of assets and liabilities 8/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $15,783,403)	$17,200,593
Affiliated issuers (identified cost $568,174) (Note 6)	568,174

Dividends, interest and other receivables	69,433

Receivable for shares of the fund sold	14,913

Receivable for investments sold	122,982

Unrealized appreciation on forward currency contracts (Note 1)	55,643

Total assets	18,031,738

LIABILITIES

Payable for investments purchased	172,095

Payable for shares of the fund repurchased	21,802

Payable for compensation of Manager (Note 2)	787

Payable for investor servicing fees (Note 2)	8,665

Payable for custodian fees (Note 2)	8,244

Payable for Trustee compensation and expenses (Note 2)	1,787

Payable for administrative services (Note 2)	38

Payable for distribution fees (Note 2)	8,597

Payable for auditing	43,096

Unrealized depreciation on forward currency contracts (Note 1)	53,330

Other accrued expenses	10,160

Total liabilities	328,601

Net assets	$17,703,137

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$17,776,671

Undistributed net investment income (Note 1)	101,709

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,594,696)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,419,453

Total — Representing net assets applicable to capital shares outstanding	$17,703,137

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($12,227,352 divided by 972,160 shares)	$12.58

Offering price per class A share (100/94.25 of $12.58)*	$13.35

Net asset value and offering price per class B share ($2,360,994 divided by 190,399 shares)**	$12.40

Net asset value and offering price per class C share ($994,638 divided by 80,157 shares)**	$12.41

Net asset value and redemption price per class M share ($184,094 divided by 14,772 shares)	$12.46

Offering price per class M share (100/96.50 of $12.46)*	$12.91

Net asset value, offering price and redemption price per class R share
($725,341 divided by 57,982 shares)	$12.51

Net asset value, offering price and redemption price per class Y share
($1,210,718 divided by 95,915 shares)	$12.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations Year ended 8/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $27,067)	$407,385

Interest (including interest income of $371 from investments in affiliated issuers) (Note 6)	1,240

Securities lending (Note 1)	161

Total investment income	408,786

EXPENSES

Compensation of Manager (Note 2)	115,875

Investor servicing fees (Note 2)	59,204

Custodian fees (Note 2)	17,896

Trustee compensation and expenses (Note 2)	1,402

Administrative services (Note 2)	584

Distribution fees — Class A (Note 2)	31,844

Distribution fees — Class B (Note 2)	23,154

Distribution fees — Class C (Note 2)	9,709

Distribution fees — Class M (Note 2)	2,373

Distribution fees — Class R (Note 2)	3,320

Auditing	47,147

Other	20,243

Fees waived and reimbursed by Manager (Note 2)	(50,679)

Total expenses	282,072

Expense reduction (Note 2)	(204)

Net expenses	281,868

Net investment income	126,918

Net realized loss on investments (Notes 1 and 3)	(1,539,255)

Net realized loss on foreign currency transactions (Note 1)	(34,808)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	41,187

Net unrealized appreciation of investments during the year	1,330,285

Net loss on investments	(202,591)

Net decrease in net assets resulting from operations	$(75,673)

The accompanying notes are an integral part of these financial statements.

28

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/12	Year ended 8/31/11

Operations:
Net investment income	$126,918	$72,192

Net realized gain (loss) on investments
and foreign currency transactions	(1,574,063)	896,572

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,371,472	319,269

Net increase (decrease) in net assets resulting
from operations	(75,673)	1,288,033

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(126,900)	(101,468)

Class B	(7,493)	(6,391)

Class C	(2,902)	(3,998)

Class M	(1,925)	(1,800)

Class R	(6,029)	(396)

Class Y	(15,321)	(7,873)

Net realized short-term gain on investments

Class A	(246,832)	(81,829)

Class B	(44,869)	(9,510)

Class C	(19,769)	(5,616)

Class M	(7,079)	(2,103)

Class R	(12,408)	(328)

Class Y	(23,967)	(5,378)

From net realized long-term gain on investments
Class A	(172,235)	(212,754)

Class B	(31,310)	(24,726)

Class C	(13,796)	(14,601)

Class M	(4,939)	(5,467)

Class R	(8,659)	(852)

Class Y	(16,724)	(13,983)

Redemption fees (Note 1)	2,705	6,786

Increase from capital share transactions (Note 4)	925,189	8,116,178

Total increase in net assets	89,064	8,911,924

NET ASSETS

Beginning of year	17,614,073	8,702,149

End of year (including undistributed net investment income
of $101,709 and $185,032, respectively)	$17,703,137	$17,614,073

The accompanying notes are an integral part of these financial statements.

29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
August 31, 2012	$13.10	.11	(.08)	.03	(.13)	(.42)	(.55)	—	$12.58	.28	$12,227	1.41	.84	63
August 31, 2011	10.96	.08	2.67	2.75	(.16)	(.45)	(.61)	—	13.10	24.94	12,276	1.40	.58	61
August 31, 2010	11.53	.10	(.34)	(.24)	(.14)	(.19)	(.33)	—	10.96	(2.45)	6,891	1.48	.85	57
August 31, 2009†	10.00	.13	1.40	1.53	— [b]	—	— [b]	—	11.53	15.34*	5,269	1.04*	1.22*	29*

Class B
August 31, 2012	$12.93	.01	(.08)	(.07)	(.04)	(.42)	(.46)	—	$12.40	(.49)	$2,361	2.16	.09	63
August 31, 2011	10.84	(.02)	2.64	2.62	(.08)	(.45)	(.53)	—	12.93	24.09	2,147	2.15	(.14)	61
August 31, 2010	11.47	.02	(.34)	(.32)	(.12)	(.19)	(.31)	—	10.84	(3.20)	781	2.23	.18	57
August 31, 2009†	10.00	.08	1.39	1.47	— [b]	—	— [b]	—	11.47	14.71*	256	1.57*	.74*	29*

Class C
August 31, 2012	$12.93	.01	(.07)	(.06)	(.04)	(.42)	(.46)	—	$12.41	(.45)	$995	2.16	.05	63
August 31, 2011	10.85	(.02)	2.64	2.62	(.09)	(.45)	(.54)	—	12.93	24.02	991	2.15	(.12)	61
August 31, 2010	11.47	.02	(.34)	(.32)	(.11)	(.19)	(.30)	—	10.85	(3.19)	469	2.23	.13	57
August 31, 2009†	10.00	.08	1.39	1.47	— [b]	—	— [b]	—	11.47	14.71*	150	1.57*	.70*	29*

Class M
August 31, 2012	$12.99	.03	(.07)	(.04)	(.07)	(.42)	(.49)	—	$12.46	(.28)	$184	1.91	.23	63
August 31, 2011	10.88	.02	2.65	2.67	(.11)	(.45)	(.56)	—	12.99	24.40	379	1.90	.12	61
August 31, 2010	11.49	.05	(.35)	(.30)	(.12)	(.19)	(.31)	—	10.88	(2.96)	173	1.98	.45	57
August 31, 2009†	10.00	.10	1.39	1.49	— [b]	—	— [b]	—	11.49	14.92*	65	1.39*	.91*	29*

Class R
August 31, 2012	$13.05	.07	(.07)	.00	(.12)	(.42)	(.54)	—	$12.51	.06	$725	1.66	.57	63
August 31, 2011	10.94	.09	2.62	2.71	(.15)	(.45)	(.60)	—	13.05	24.67	592	1.65	.67	61
August 31, 2010	11.51	.07	(.34)	(.27)	(.11)	(.19)	(.30)	—	10.94	(2.71)	14	1.73	.60	57
August 31, 2009†	10.00	.10	1.41	1.51	— [b]	—	— [b]	—	11.51	15.12*	12	1.22*	1.01*	29*

Class Y
August 31, 2012	$13.14	.14	(.08)	.06	(.16)	(.42)	(.58)	—	$12.62	.52	$1,211	1.16	1.07	63
August 31, 2011	10.99	.12	2.66	2.78	(.18)	(.45)	(.63)	—	13.14	25.22	1,230	1.15	.88	61
August 31, 2010	11.55	.14	(.35)	(.21)	(.16)	(.19)	(.35)	—	10.99	(2.19)	373	1.23	1.14	57
August 31, 2009†	10.00	.16	1.39	1.55	— [b]	—	— [b]	—	11.55	15.55*	244	.86*	1.49*	29*

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

August 31, 2012	0.28%

August 31, 2011	0.39

August 31, 2010	1.14

August 31, 2009	4.00

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 8/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through August 31, 2012.

Putnam Global Energy Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by concentrating its investments in the energy industries. The fund invests mainly in common stocks ( growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

32

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

33

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $7,500,000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $14,689 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

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The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $215,564 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$202,067	$13,497	$215,564	—*

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,219,718 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals, redesignation of taxable income and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $49,671 to decrease undistributed net investment income, and $49,671 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,856,362
Unrealized depreciation	(598,586)

Net unrealized appreciation	1,257,776
Undistributed ordinary income	103,968
Capital loss carryforward	(215,564)
Post-October capital loss deferral	(1,219,718)
Cost for federal income tax purposes	$16,510,991

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

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Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $50,679 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $58 under the expense offset arrangements and by $146 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

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The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,828 and $57 from the sale of class A and class M shares, respectively, and received $2,465 and $175 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,523,345 and $11,160,926, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	263,539	$3,395,748	535,578	$7,688,519

Shares issued in connection with
reinvestment of distributions	33,854	419,116	28,846	385,101

	297,393	3,814,864	564,424	8,073,620

Shares repurchased	(262,438)	(3,250,307)	(256,144)	(3,543,498)

Net increase	34,955	$564,557	308,280	$4,530,122

	Year ended 8/31/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	66,733	$831,352	151,503	$2,156,140

Shares issued in connection with
reinvestment of distributions	6,587	80,821	3,011	39,894

	73,320	912,173	154,514	2,196,034

Shares repurchased	(49,006)	(613,197)	(60,487)	(804,560)

Net increase	24,314	$298,976	94,027	$1,391,474

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	Year ended 8/31/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	25,577	$322,113	59,308	$843,400

Shares issued in connection with
reinvestment of distributions	2,964	36,396	1,260	16,700

	28,541	358,509	60,568	860,100

Shares repurchased	(25,012)	(311,997)	(27,177)	(374,434)

Net increase	3,529	$46,512	33,391	$485,666

	Year ended 8/31/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	2,048	$26,122	16,056	$228,447

Shares issued in connection with
reinvestment of distributions	1,118	13,764	688	9,133

	3,166	39,886	16,744	237,580

Shares repurchased	(17,582)	(215,547)	(3,494)	(48,951)

Net increase (decrease)	(14,416)	$(175,661)	13,250	$188,629

	Year ended 8/31/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	26,655	$337,169	55,356	$795,441

Shares issued in connection with
reinvestment of distributions	2,196	27,096	118	1,576

	28,851	364,265	55,474	797,017

Shares repurchased	(16,198)	(207,104)	(11,436)	(167,028)

Net increase	12,653	$157,161	44,038	$629,989

	Year ended 8/31/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	27,414	$353,063	93,563	$1,359,555

Shares issued in connection with
reinvestment of distributions	4,485	55,661	2,006	26,818

	31,899	408,724	95,569	1,386,373

Shares repurchased	(29,545)	(375,080)	(35,994)	(496,075)

Net increase	2,354	$33,644	59,575	$890,298

At the close of the reporting period Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percent of ownership	Value

Class A	210,202	21.6%	$2,644,338

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Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$55,643	Payables	$53,330

Total		$55,643		$53,330

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(35,415)	$(35,415)

Total	$(35,415)	$(35,415)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$41,131	$41,131

Total	$41,131	$41,131

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $371 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,820,557 and $3,642,062, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

39

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

40

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

41

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
KPMG LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Energy Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN719
276907 10/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2012	$38,711	$--	$4,200	$ —
August 31, 2011	$51,308	$--	$4,100	$ —

For the fiscal years ended August 31, 2012 and August 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,200 and $ 4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2012	$ —	$ —	$ —	$ —

August 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGFFX

Putnam Global Financials Fund

Annual report
8|31|12

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of financial companies worldwide.

ONE DOLLAR
CINCO COLONES
QUINIENTOS INTIS

Putnam
Global Financials
Fund

Annual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	45

About the Trustees	46

Officers	48

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in financial companies worldwide

In a market economy, the financials sector performs vital functions. For example, banks provide the flow of funding that allows all industries to grow and thrive, while insurance companies help businesses and households recover from unexpected problems. The importance of these roles means that well-managed financial institutions rarely become obsolete, a feature that can make them attractive investments.

As economies develop over time, the financials sector also evolves. From the popularization of credit cards in the 1960s to the introduction of ATMs, financial services advance along with technology and shifting consumer habits. With these changes comes new potential for investors.

Putnam Global Financials Fund pursues growth opportunities by investing in stocks of financial companies worldwide. The fund’s managers work with sector analysts who analyze companies to identify those best positioned to reward investors. The fund also seeks the most attractive industries within the sector, choosing primarily from banking, insurance, and real estate, as well as credit card companies and brokerage firms.

The fund’s global mandate enables it to benefit from investments in many different countries. Since finance is integrated with all other business sectors, the performance of financial companies often reflects the strength of a nation’s economy. Approximately one third of the financial stocks available to investors (measured by market capitalization) trade in the United States. Other large markets are Japan and the United Kingdom. Each country has a different set of financial regulations, which is why it is beneficial for the fund’s managers to compare opportunities across companies, industries, and countries.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio managers

What were the major influences on the financials sector during the fund’s fiscal year?

David: In the past 12 months, we have seen tremendous changes in the sector’s fortunes generated primarily by changes in monetary policy and weakening economic conditions around the world. Europe has been the center of concern. The fiscal period opened in September 2011 as a crisis in short-term funding threatened to engulf European banks. For several major institutions, their traditional source of short-term liquidity — the U.S. dollar commercial paper market — shut down, threatening them with insolvency.

Simultaneously, banks’ vast holdings in sovereign bonds linked them directly to a deteriorating outlook for government finances in Europe’s peripheral markets. The combined banking and sovereign debt crisis, while concentrated in Europe, stoked fear of a major deleveraging event similar to the 2008 Lehman Brothers collapse.

With pressure mounting, the European Central Bank [ECB] in November 2011 launched a special funding mechanism, called the Long-Term Refinancing Operation, to fill the gap in banks’ short-term funding, providing a lifeline for three years. At a stroke, conditions began to improve, and bank stocks recovered. Although the crisis rekindled in the spring as borrowing costs rose for Spain and Italy, and it appeared Greece might exit the euro, over the summer ECB president Mario Draghi convinced markets that the ECB would

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

preserve the euro by any means necessary, and followed through with credible policies.

What was the impact on the sector and fund performance?

Jacquelyne: The fund had a positive return that, before sales charges, slightly lagged that of its benchmark, the MSCI World Financials Index (ND). The sector underperformed most others in the broader world index because of the problems in Europe, as well as the subdued pace of lending in other regions of the world. Fortunately, a rally near the end of the period improved performance of the sector and the fund. Exposure to foreign currencies had a small negative impact. We used hedging strategies with currency forwards to align the fund’s currency exposures with those of the benchmark.

How did you steer the fund through the European crisis?

David: Rather than steer through it, we attempted to steer clear of it as much as possible and tried to protect shareholders from the risk of a deleveraging event by underweighting the European region. Instead, we gained exposure to the more attractive opportunities in the United States and in a variety of markets around the world. Economic conditions were better outside of Europe, and U.S. and Asian banks generally had stronger balance sheets than their European counterparts.

Jacquelyne: Within the United States, we generally tried to limit holding stocks of companies with exposure to Europe, or even those perceived by the market to be correlated with Europe, such as big money center institutions with asset-heavy balance sheets that could be affected by contagion. For example, we held an underweight exposure to JP Morgan relative to the benchmark, until the stock became very attractively valued in the spring, following the company’s announcements of significant trading losses. We closed the fund’s underweight and built an overweight position.

In addition, we favored Wells Fargo, a bank with operations focused mainly in the United States, and Citigroup, whose operations

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

extend well beyond both Europe and the United States. We also leveraged Putnam’s extensive equity research capabilities to look for unusual opportunities around the world.

Could you give an example of one of the unusual choices you mentioned?

Jacquelyne: We sought out companies that we believed had high-quality, solid growth prospects and were unlikely to be influenced either by Europe’s crisis or concerns about U.S. economic growth. I would point to Turkiye Vakiflar Bankasi T.A.O. as one example. This bank is focused on its domestic market, Turkey, and has derived growth from favorable demographic conditions, as increasing numbers of consumers have sought more banking services. Turkey’s expected GDP growth is slower this year than last, but at nearly 3%, is well ahead of neighboring European markets, and is likely to maintain an advantage in coming years, according to the International Monetary Fund. This stock contributed positively to the fund’s results relative to the benchmark.

Digital Realty Trust of the United States was another unusual choice. This company is a real estate investment trust that owns buildings that house multiple computer servers, also known as “farms.” Digital Realty Trust’s growth comes from demand for telecommunications data traffic, rather than conditions in the financials sector. It was an overweight position relative to the benchmark, which it outperformed during the period.

The fund also owned Old Mutual, which is based in the United Kingdom but operates primarily in the life insurance business across Africa. This profile insulated the company from the turmoil in Europe and the broader global economic influences during the period. The stock was an overweight position and a positive contributor to the fund’s performance relative to the benchmark.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

7

How did your preference for other regions, such as Asia, fare?

David: We have seen mixed results. Japan benefited from a better-than-expected recovery from the recession triggered by the tsunami disaster in March 2011. Also, investors fleeing European bank stocks found refuge in Japanese financial institutions. Mitsubishi UFJ, a Japanese property company, was a top holding and an overweight position relative to the benchmark, and outperformed the index.

However, banks in China did not fare as well because of a persistent economic slowdown. We have held positions in Industrial & Commercial Bank of China and China Construction Bank, which are stocks outside the benchmark, because we believe they have solid balance sheets in an economy growing at a rate much faster than Europe or the United States. However, China’s economic growth rate has steadily declined during the fiscal year, and authorities have yet to show a determination to reignite growth. A leadership transition is taking place in China, and there appears to be concern among policymakers that this is too sensitive a time to introduce stimulus policies that could worsen consumer price inflation. While both stocks underperformed the benchmark in the period, we continue to hold them as part of our strategy to favor companies insulated from Europe that we believe have more attractive growth prospects.

What is Europe’s status today? Has it avoided the day of reckoning?

David: At the very least, European authorities have prevented a cataclysm in the near term. Under Mr. Draghi’s leadership, the ECB announced in September, after the close of the fiscal period, an unlimited bond-purchasing program named Outright Monetary Transactions, which has helped to relieve the financing pressure on Spain and Italy more effectively than earlier action by eurozone members. It creates a window of opportunity to undertake broader reforms.

However, the situation still depends on both policy and economic performance. The ECB’s support remains contingent upon Spain and Italy delivering financial reforms to reduce

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

government debt. At the same time, austerity in government budgets can’t be so severe as to worsen Europe’s recession. That would keep budgets imbalanced.

What is your strategy upon entering the new fiscal year?

David: We believe the possibility of a deleveraging event is greatly reduced and we have added to our highest-conviction choices in Europe, while still maintaining an underweight to the region relative to the benchmark. An example of a recent addition is Societe General of France. We had sold this stock during the 2011 crisis, but we added it back to the portfolio near the end of this period. It is a huge bank and has been profitable, but is vulnerable to the fortunes of the eurozone. We think the stock can appreciate from recent levels.

Jacquelyne: The United States, compared with Europe, has much less leverage in the banking system and, in our view, no sovereign risk. However, we are closely monitoring a couple of sources of risk, including the implementation of the Dodd-Frank financial reform law and the possibility of a U.S. recession. In our view, if the government does not change current laws to prevent a fiscal contraction in 2013, the likelihood of a recession increases. With that as the case, we will also continue to rely on our global research capabilities. We want to find growth potential in stocks better able to withstand the risks we see in both Europe and the United States.

David and Jackie, thank you for discussing the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jacquelyne J. Cavanaugh holds an M.B.A. from Harvard Business School and a B.A. from Brown University. She joined Putnam in 2011 and has been in the investment industry since 1995.

Portfolio Manager David Morgan has a B.S. from Bristol University. He joined Putnam in 2004 and has been in the investment industry since 1995.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	25.13%	17.94%	21.71%	18.71%	21.66%	21.66%	22.78%	18.51%	23.97%	26.25%
Annual average	6.24	4.56	5.45	4.74	5.44	5.44	5.70	4.69	5.98	6.50

3 years	–8.33	–13.59	–10.36	–12.69	–10.40	–10.40	–9.72	–12.86	–8.98	–7.66
Annual average	–2.86	–4.75	–3.58	–4.42	–3.59	–3.59	–3.35	–4.48	–3.09	–2.62

1 year	5.20	–0.83	4.36	–0.64	4.34	3.34	4.56	0.94	4.83	5.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/12

MSCI World Financials Index (ND)

Life of fund	28.45%
Annual average	7.00

3 years	–2.70
Annual average	–0.91

1 year	5.92

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,171 ($11,871 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $12,166, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,851. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,397 and $12,625, respectively.

Fund price and distribution information For the 12-month period ended 8/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.146		$0.065	$0.143	$0.122		$0.128	$0.173

Capital gains — Long-term	0.073		0.073	0.073	0.073		0.073	0.073

Capital gains — Short-term	—		—	—	—		—	—

Total	$0.219		$0.138	$0.216	$0.195		$0.201	$0.246

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$10.36	$10.99	$10.24	$10.25	$10.33	$10.70	$10.31	$10.39

8/31/12	10.65	11.30	10.53	10.45	10.58	10.96	10.58	10.67

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	31.60%	24.03%	27.95%	24.95%	27.95%	27.95%	29.16%	24.67%	30.42%	32.87%
Annual average	7.53	5.86	6.73	6.07	6.73	6.73	7.00	6.00	7.27	7.80

3 years	–6.81	–12.16	–8.86	–11.22	–8.92	–8.92	–8.20	–11.41	–7.51	–6.11
Annual average	–2.32	–4.23	–3.05	–3.89	–3.07	–3.07	–2.81	–3.96	–2.57	–2.08

1 year	29.37	21.94	28.54	23.54	28.54	27.54	28.83	24.31	29.21	29.79

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses
for the fiscal year ended 8/31/11	2.37%	3.12%	3.12%	2.87%	2.62%	2.12%

Annualized expense ratio
for the six-month period
ended 8/31/12†	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.86	$10.54	$10.54	$9.32	$8.09	$5.63

Ending value (after expenses)	$963.80	$959.90	$959.60	$960.90	$962.70	$963.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.05	$10.84	$10.84	$9.58	$8.31	$5.79

Ending value (after expenses)	$1,018.15	$1,014.38	$1,014.38	$1,015.63	$1,016.89	$1,019.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Financials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the financials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

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• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related

17

expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark over the one- and three-year periods ended December 31, 2011. Putnam Global Financials Fund’s class A shares’ return net of fees and expenses was negative over the one-year period, was positive over the three-year period, and trailed the return of its internal benchmark over the one- and three-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

19

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Financials Fund (the fund), including the fund’s portfolio, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from December 18, 2008 (commencement of operations) through August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Financials Fund as of August 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 15, 2012

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The fund’s portfolio 8/31/12

COMMON STOCKS (97.8%)*	Shares	Value

Capital markets (16.2%)
Apollo Global Management, LLC. Class A	3,600	$47,736

Ashmore Group PLC (United Kingdom)	21,428	111,648

BGP Holdings PLC (Malta) F	82,319	104

Blackstone Group LP (The)	6,100	82,289

Charles Schwab Corp. (The)	11,300	152,437

Deutsche Bank AG (Germany)	3,398	120,441

Fortress Investment Group LLC Class A	7,971	31,326

Franklin Resources, Inc.	1,000	117,400

Goldman Sachs Group, Inc. (The)	1,187	125,490

Invesco, Ltd.	6,600	156,288

KKR & Co. LP	7,100	101,175

Legg Mason, Inc.	1,700	41,786

Macquarie Group, Ltd. (Australia)	3,315	92,431

Morgan Stanley	5,700	85,500

State Street Corp.	4,900	203,840

WisdomTree Investments, Inc. †	9,200	57,408

		1,527,299
Commercial banks (32.3%)
Australia & New Zealand Banking Group, Ltd. (Australia)	13,408	344,963

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	18,462	140,294

Bank Mandiri (Persero) Tbk PT (Indonesia)	90,500	74,178

Barclays PLC (United Kingdom)	57,979	168,893

China Construction Bank Corp. (China)	131,000	86,397

Fifth Third Bancorp	6,600	99,924

HSBC Holdings, PLC (United Kingdom)	13,608	118,544

Industrial and Commercial Bank of China, Ltd. (China)	150,000	81,499

Kasikornbank PCL NVDR (Thailand)	28,600	154,393

KB Financial Group, Inc. (South Korea)	1	33

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	75,300	345,129

National Bank of Canada (Canada)	483	36,264

Royal Bank of Scotland Group PLC (United Kingdom) †	15,044	53,981

Sberbank of Russia ADR (Russia)	11,669	133,570

Societe Generale SA (France) †	5,494	144,694

Standard Chartered PLC (United Kingdom)	6,907	152,739

Toronto-Dominion Bank (Canada)	3,241	265,132

Turkiye Vakiflar Bankasi Tao (Turkey)	25,886	58,600

UniCredit SpA (Italy) †	18,748	73,850

United Overseas Bank, Ltd. (Singapore)	10,000	153,362

Wells Fargo & Co.	10,391	353,606

		3,040,045
Consumer finance (2.0%)
Capital One Financial Corp.	3,300	186,549

		186,549
Diversified financial services (12.1%)
BM&F Bovespa SA (Brazil)	15,200	80,497

Citigroup, Inc.	12,270	364,542

ING Groep NV GDR (Netherlands) †	24,192	184,111

23

COMMON STOCKS (97.8%)* cont.			Shares	Value

Diversified financial services cont.
JPMorgan Chase & Co.			9,147	$339,720

ORIX Corp. (Japan)			1,850	171,809

				1,140,679
Household durables (1.1%)
Beazer Homes USA, Inc. †			16,100	47,334

Persimmon PLC (United Kingdom)			5,381	59,490

				106,824
Insurance (18.9%)
ACE, Ltd.			1,700	125,341

Aflac, Inc.			3,188	147,222

AIA Group, Ltd. (Hong Kong)			44,800	154,378

Allianz SE (Germany)			1,917	210,424

Allstate Corp. (The)			2,100	78,288

AXA SA (France)			4,646	66,982

Brown & Brown, Inc.			5,100	133,824

Marsh & McLennan Cos., Inc.			4,300	146,931

MetLife, Inc.			4,900	167,237

Old Mutual PLC (United Kingdom)			48,996	129,425

Prudential PLC (United Kingdom)			18,033	225,534

SCOR SE (France)			4,045	99,292

XL Group PLC			4,051	93,659

				1,778,537
Professional services (0.6%)
Verisk Analytics, Inc. Class A †			1,200	58,224

				58,224
Real estate investment trusts (REITs) (7.2%)
American Campus Communities, Inc. R			1,300	60,606

American Tower Corp. Class A R			2,300	161,920

British Land Company PLC (United Kingdom) R			13,441	114,955

Digital Realty Trust, Inc. R			1,475	109,902

MFA Financial, Inc. R			7,180	58,804

Prologis, Inc. R			4,908	167,706

				673,893
Real estate management and development (6.4%)
CBRE Group, Inc. Class A †			6,500	112,515

Henderson Land Development Co., Ltd. (Hong Kong)			16,360	100,907

Hysan Development Co., Ltd. (Hong Kong)			27,000	121,398

Mitsui Fudosan Co., Ltd. (Japan)			10,000	186,686

Sun Hung Kai Properties, Ltd. (Hong Kong)			6,000	77,996

				599,502
Software (1.0%)
SS&C Technologies Holdings, Inc. †			4,175	92,602

				92,602

Total common stocks (cost $8,710,018)				$9,204,154

WARRANTS (1.0%)* †	Expiration	Strike
	date	price	Warrants	Value

JPMorgan Chase & Co.W	10/28/18	$0.967	1,309	$13,025

LIC Housing Finance, Ltd. 144A (India)	6/3/14	0.00001	18,680	80,630

Total warrants (cost $99,535)				$93,655

24

SHORT-TERM INVESTMENTS (1.5%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	143,021	$143,021

Total short-term investments (cost $143,021)		$143,021

TOTAL INVESTMENTS

Total investments (cost $8,952,574)		$9,440,830

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $9,404,036.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $9,396 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	47.2%	Thailand	1.6%

United Kingdom	12.0	Singapore	1.6

Japan	7.5	Spain	1.5

Hong Kong	4.8	Russia	1.4

Australia	4.6	India	0.9

Germany	3.5	Brazil	0.9

France	3.3	Indonesia	0.8

Canada	3.2	Italy	0.8

Netherlands	2.0	Turkey	0.6

China	1.8	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

25

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $3,827,787)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	9/20/12	$40,237	$41,056	$(819)

	Canadian Dollar	Buy	9/20/12	58,819	57,469	1,350

	Euro	Buy	9/20/12	124,918	122,304	2,614

	Hong Kong Dollar	Sell	9/20/12	201,013	201,076	63

	Japanese Yen	Sell	9/20/12	62,125	62,212	87

	Norwegian Krone	Buy	9/20/12	9,330	8,984	346

	Swedish Krona	Buy	9/20/12	35,224	34,471	753

	Swiss Franc	Buy	9/20/12	26,088	25,516	572

Citibank, N.A.

	Australian Dollar	Buy	9/20/12	73,871	73,917	(46)

	British Pound	Sell	9/20/12	47,950	47,127	(823)

	Danish Krone	Buy	9/20/12	19,419	18,826	593

	Euro	Sell	9/20/12	396,896	388,660	(8,236)

	Singapore Dollar	Buy	9/20/12	79,823	79,601	222

	Swiss Franc	Buy	9/20/12	91,778	89,776	2,002

Credit Suisse AG

	Australian Dollar	Buy	9/20/12	31,777	32,286	(509)

	British Pound	Sell	9/20/12	79,229	77,947	(1,282)

	Canadian Dollar	Buy	9/20/12	63,585	62,594	991

	Euro	Buy	9/20/12	30,192	29,544	648

	Japanese Yen	Sell	9/20/12	33,010	33,061	51

	Norwegian Krone	Buy	9/20/12	77,123	74,208	2,915

	Singapore Dollar	Sell	9/20/12	39,069	38,944	(125)

	Swedish Krona	Sell	9/20/12	23,815	23,309	(506)

	Swiss Franc	Buy	9/20/12	79,310	77,651	1,659

Deutsche Bank AG

	Australian Dollar	Buy	9/20/12	9,904	10,046	(142)

	Canadian Dollar	Sell	9/20/12	36,508	35,907	(601)

	Euro	Buy	9/20/12	60,509	59,287	1,222

	Japanese Yen	Buy	9/20/12	43,457	43,517	(60)

	Swedish Krona	Sell	9/20/12	5,388	5,271	(117)

	Swiss Franc	Buy	9/20/12	51,232	50,119	1,113

Goldman Sachs International

	Australian Dollar	Sell	9/20/12	6,293	6,391	98

	Canadian Dollar	Buy	9/20/12	64,904	63,854	1,050

	Euro	Buy	9/20/12	2,768	2,711	57

	Japanese Yen	Buy	9/20/12	130,063	130,214	(151)

	Norwegian Krone	Sell	9/20/12	41,148	39,639	(1,509)

	Swedish Krona	Buy	9/20/12	52,609	51,493	1,116

26

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $3,827,787) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	9/20/12	$67,371	$68,436	$(1,065)

	British Pound	Buy	9/20/12	47,633	46,816	817

	Canadian Dollar	Buy	9/20/12	176,153	173,336	2,817

	Euro	Buy	9/20/12	1,887	1,902	(15)

	Hong Kong Dollar	Sell	9/20/12	59,260	59,265	5

	Japanese Yen	Sell	9/20/12	23,671	23,705	34

	Swedish Krona	Buy	9/20/12	109,821	107,533	2,288

	Swiss Franc	Buy	9/20/12	36,774	35,973	801

	Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/20/12	143,511	145,620	(2,109)

	British Pound	Buy	9/20/12	20,165	20,176	(11)

	Canadian Dollar	Sell	9/20/12	2,332	2,294	(38)

	Euro	Buy	9/20/12	48,684	47,286	1,398

	Japanese Yen	Buy	9/20/12	28,032	28,062	(30)

	Swiss Franc	Buy	9/20/12	105	102	3

	State Street Bank and Trust Co.

	Australian Dollar	Buy	9/20/12	98,632	100,037	(1,405)

	Canadian Dollar	Buy	9/20/12	36,306	35,701	605

	Euro	Buy	9/20/12	80,511	78,860	1,651

	Israeli Shekel	Buy	9/20/12	14,388	14,344	44

	Japanese Yen	Buy	9/20/12	47,154	47,211	(57)

	Swedish Krona	Buy	9/20/12	16,827	16,471	356

	UBS AG

	British Pound	Sell	9/20/12	221,016	217,243	(3,773)

	Euro	Buy	9/20/12	87,808	85,996	1,812

	Norwegian Krone	Sell	9/20/12	16,142	15,540	(602)

	Swiss Franc	Buy	9/20/12	26,297	25,712	585

	Westpac Banking Corp.

	Australian Dollar	Buy	9/20/12	1,444	1,467	(23)

	Canadian Dollar	Buy	9/20/12	173,719	170,920	2,799

	Euro	Buy	9/20/12	629	616	13

	Japanese Yen	Sell	9/20/12	58,086	58,175	89

	Total					$11,585

27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$47,334	$59,490	$—

Financials	4,492,864	4,453,536	104

Industrials	58,224	—	—

Information technology	92,602	—	—

Total common stocks	4,691,024	4,513,026	104

Warrants	13,025	80,630	—

Short-term investments	143,021	—	—

Totals by level	$4,847,070	$4,593,656	$104

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$11,585	$—

Totals by level	$—	$11,585	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28

Statement of assets and liabilities 8/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,809,553)	$9,297,809
Affiliated issuers (identified cost $143,021) (Note 6)	143,021

Foreign currency (cost $3,929) (Note 1)	3,929

Dividends, interest and other receivables	15,772

Receivable for shares of the fund sold	1,415

Unrealized appreciation on forward currency contracts (Note 1)	35,639

Foreign tax reclaim	3,561

Receivable from Manager (Note 2)	4,326

Total assets	$9,505,472

LIABILITIES

Payable for shares of the fund repurchased	1,257

Payable for investor servicing fees (Note 2)	4,965

Payable for custodian fees (Note 2)	8,673

Payable for Trustee compensation and expenses (Note 2)	1,427

Payable for administrative services (Note 2)	21

Payable for distribution fees (Note 2)	4,985

Payable for auditing	43,004

Unrealized depreciation on forward currency contracts (Note 1)	24,054

Other accrued expenses	13,050

Total liabilities	101,436

Net assets	$9,404,036

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,360,923

Undistributed net investment income (Note 1)	40,460

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(492,481)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	495,134

Total — Representing net assets applicable to capital shares outstanding	$9,404,036

(Continued on next page)

29

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($4,817,067 divided by 452,428 shares)	$10.65

Offering price per class A share (100/94.25 of $10.65)*	$11.30

Net asset value and offering price per class B share ($357,066 divided by 33,915 shares)**	$10.53

Net asset value and offering price per class C share ($2,627,270 divided by 251,336 shares)**	$10.45

Net asset value and redemption price per class M share ($70,016 divided by 6,617 shares)	$10.58

Offering price per class M share (100/96.50 of $10.58)*	$10.96

Net asset value, offering price and redemption price per class R share
($339,526 divided by 32,096 shares)	$10.58

Net asset value, offering price and redemption price per class Y share
($1,193,091 divided by 111,782 shares)	$10.67

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30

Statement of operations Year ended 8/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $10,852)	$272,009

Interest (including interest income of $299 from investments in affiliated issuers) (Note 6)	539

Securities lending (Note 1)	145

Total investment income	272,693

EXPENSES

Compensation of Manager (Note 2)	56,969

Investor servicing fees (Note 2)	29,200

Custodian fees (Note 2)	23,824

Trustee compensation and expenses (Note 2)	699

Administrative services (Note 2)	288

Distribution fees — Class A (Note 2)	12,564

Distribution fees — Class B (Note 2)	3,607

Distribution fees — Class C (Note 2)	22,255

Distribution fees — Class M (Note 2)	506

Distribution fees — Class R (Note 2)	1,547

Reports to shareholders	13,758

Auditing	47,028

Other	2,155

Fees waived and reimbursed by Manager (Note 2)	(69,742)

Total expenses	144,658

Expense reduction (Note 2)	(78)

Net expenses	144,580

Net investment income	128,113

Net realized loss on investments (Notes 1 and 3)	(396,087)

Net realized gain on swap contracts (Note 1)	6,472

Net realized loss on foreign currency transactions (Note 1)	(97,334)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	23,859

Net unrealized appreciation of investments during the year	641,414

Net gain on investments	178,324

Net increase in net assets resulting from operations	$306,437

The accompanying notes are an integral part of these financial statements.

31

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/12	Year ended 8/31/11

Operations:
Net investment income	$128,113	$67,085

Net realized gain (loss) on investments
and foreign currency transactions	(486,949)	130,341

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	665,273	(493,196)

Net increase (decrease) in net assets resulting
from operations	306,437	(295,770)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(73,380)	(51,683)

Class B	(2,289)	(1,492)

Class C	(35,001)	(1,215)

Class M	(803)	(116)

Class R	(3,927)	(2,296)

Class Y	(14,226)	(9,714)

Net realized short-term gain on investments

Class A	—	(243,121)

Class B	—	(18,463)

Class C	—	(16,391)

Class M	—	(1,112)

Class R	—	(9,595)

Class Y	—	(36,073)

From net realized long-term gain on investments
Class A	(36,690)	(151,236)

Class B	(2,571)	(11,485)

Class C	(17,868)	(10,196)

Class M	(481)	(692)

Class R	(2,239)	(5,969)

Class Y	(6,003)	(22,439)

Redemption fees (Note 1)	4,376	2,407

Increase from capital share transactions (Note 4)	2,493,103	1,818,104

Total increase in net assets	2,608,438	931,453

NET ASSETS

Beginning of year	6,795,598	5,864,145

End of year (including undistributed net investment income
of $40,460 and $137,810, respectively)	$9,404,036	$6,795,598

The accompanying notes are an integral part of these financial statements.

32

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33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
August 31, 2012	$10.36	.16	.34	.50	(.15)	(.07)	(.22)	.01	$10.65	5.20	$4,817	1.41	1.58	68
August 31, 2011	11.59	.12	(.25)	(.13)	(.13)	(.97)	(1.10)	— [b]	10.36	(2.42)	4,838	1.40	.95	103
August 31, 2010	13.64	.14	(1.53)	(1.39)	(.23)	(.43)	(.66)	— [b]	11.59	(10.71)	4,647	1.49	1.05	101
August 31, 2009†	10.00	.12	3.53	3.65	(.01)	—	(.01)	— [b]	13.64	36.51 *	7,166	1.06 *	1.12 *	46 *

Class B
August 31, 2012	$10.24	.08	.34	.42	(.07)	(.07)	(.14)	.01	$10.53	4.36	$357	2.16	.81	68
August 31, 2011	11.47	.02	(.23)	(.21)	(.05)	(.97)	(1.02)	— [b]	10.24	(3.08)	344	2.15	.18	103
August 31, 2010	13.57	.03	(1.51)	(1.48)	(.19)	(.43)	(.62)	— [b]	11.47	(11.38)	326	2.24	.25	101
August 31, 2009†	10.00	.03	3.55	3.58	(.01)	—	(.01)	— [b]	13.57	35.78 *	226	1.58 *	.23 *	46 *

Class C
August 31, 2012	$10.25	.10	.30	.40	(.14)	(.07)	(.21)	.01	$10.45	4.34	$2,627	2.16	1.02	68
August 31, 2011	11.48	.04	(.25)	(.21)	(.05)	(.97)	(1.02)	— [b]	10.25	(3.10)	446	2.15	.33	103
August 31, 2010	13.57	.03	(1.51)	(1.48)	(.18)	(.43)	(.61)	— [b]	11.48	(11.37)	345	2.24	.21	101
August 31, 2009†	10.00	.01	3.57	3.58	(.01)	—	(.01)	— [b]	13.57	35.78 *	233	1.58 *	.12 *	46 *

Class M
August 31, 2012	$10.33	.11	.32	.43	(.12)	(.07)	(.19)	.01	$10.58	4.56	$70	1.91	1.05	68
August 31, 2011	11.54	.07	(.24)	(.17)	(.07)	(.97)	(1.04)	— [b]	10.33	(2.77)	68	1.90	.54	103
August 31, 2010	13.59	.08	(1.54)	(1.46)	(.16)	(.43)	(.59)	— [b]	11.54	(11.20)	23	1.99	.59	101
August 31, 2009†	10.00	.08	3.52	3.60	(.01)	—	(.01)	— [b]	13.59	36.00 *	22	1.41 *	.74 *	46 *

Class R
August 31, 2012	$10.31	.13	.33	.46	(.13)	(.07)	(.20)	.01	$10.58	4.83	$340	1.66	1.30	68
August 31, 2011	11.57	.11	(.25)	(.14)	(.15)	(.97)	(1.12)	— [b]	10.31	(2.57)	250	1.65	.89	103
August 31, 2010	13.61	.10	(1.52)	(1.42)	(.19)	(.43)	(.62)	— [b]	11.57	(10.88)	13	1.74	.80	101
August 31, 2009†	10.00	.11	3.51	3.62	(.01)	—	(.01)	— [b]	13.61	36.20 *	14	1.23 *	1.07 *	46 *

Class Y
August 31, 2012	$10.39	.19	.32	.51	(.17)	(.07)	(.24)	.01	$10.67	5.39	$1,193	1.16	1.90	68
August 31, 2011	11.62	.16	(.26)	(.10)	(.16)	(.97)	(1.13)	— [b]	10.39	(2.14)	849	1.15	1.27	103
August 31, 2010	13.66	.18	(1.54)	(1.36)	(.25)	(.43)	(.68)	— [b]	11.62	(10.47)	509	1.24	1.38	101
August 31, 2009†	10.00	.12	3.55	3.67	(.01)	—	(.01)	— [b]	13.66	36.72 *	578	.88 *	1.05 *	46 *

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2012	0.78%

August 31, 2011	0.97

August 31, 2010	1.50

August 31, 2009	3.88

The accompanying notes are an integral part of these financial statements.

34	35

Notes to financial statements 8/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through August 31, 2012.

Putnam Global Financials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by concentrating its investments in the financial industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

36

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

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Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $3,900,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $23,000 on total return swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,053 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

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Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $30,480 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$30,480	$—	$30,480	*

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $375,548 of certain losses recognized during the period from November 1, 2011 to August 31, 2012 to its fiscal year ending August 31, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals, realized gains and losses on passive foreign investment companies, foreign tax credits, income on swap contracts and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $95,837 to decrease undistributed net investment income, $4,615 to increase paid-in-capital and $91,222 to decrease accumulated net realized losses.

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The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$882,736
Unrealized depreciation	(480,933)

Net unrealized appreciation	401,803
Undistributed ordinary income	51,288
Capital loss carryforward	(30,480)
Post-October capital loss deferral	(375,548)
Cost for federal income tax purposes	$9,039,027

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $69,742 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets.

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The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $78 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,037 and no monies from the sale of class A and class M shares, respectively, and received $829 and $751 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,415,574 and $5,934,740, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	167,017	$1,741,648	128,452	$1,555,361

Shares issued in connection with
reinvestment of distributions	5,831	54,577	36,800	441,598

	172,848	1,796,225	165,252	1,996,959

Shares repurchased	(187,264)	(1,934,811)	(99,565)	(1,220,696)

Net increase (decrease)	(14,416)	$(138,586)	65,687	$776,263

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	Year ended 8/31/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	18,941	$191,542	18,600	$229,216

Shares issued in connection with
reinvestment of distributions	517	4,814	2,628	31,321

	19,458	196,356	21,228	260,537

Shares repurchased	(19,156)	(198,232)	(16,043)	(201,530)

Net increase (decrease)	302	$(1,876)	5,185	$59,007

	Year ended 8/31/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	238,949	$2,556,455	35,255	$425,138

Shares issued in connection with
reinvestment of distributions	5,721	52,866	2,324	27,723

	244,670	2,609,321	37,579	452,861

Shares repurchased	(36,854)	(378,541)	(24,138)	(279,727)

Net increase	207,816	$2,230,780	13,441	$173,134

	Year ended 8/31/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	181	$2,016	5,118	$53,013

Shares issued in connection with
reinvestment of distributions	137	1,284	160	1,920

	318	3,300	5,278	54,933

Shares repurchased	(286)	(3,077)	(724)	(9,146)

Net increase	32	$223	4,554	$45,787

	Year ended 8/31/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	13,561	$129,812	25,665	$320,898

Shares issued in connection with
reinvestment of distributions	661	6,166	1,495	17,860

	14,222	135,978	27,160	338,758

Shares repurchased	(6,386)	(65,742)	(4,055)	(45,183)

Net increase	7,836	$70,236	23,105	$293,575

	Year ended 8/31/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	56,602	$604,933	66,485	$834,062

Shares issued in connection with
reinvestment of distributions	2,159	20,229	5,681	68,226

	58,761	625,162	72,166	902,288

Shares repurchased	(28,641)	(292,836)	(34,279)	(431,950)

Net increase	30,120	$332,326	37,887	$470,338

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At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	247,792	54.8%	$2,638,984

Class M	1,161	17.5	12,283

Class R	1,172	3.7	12,400

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$35,639	Payables	$24,054

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
Equity contracts	appreciation	93,655	depreciation	—

Total		$129,294		$24,054

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Warrants†	contracts	Swaps	Total

Foreign exchange contracts	$—	(94,932)	$—	$(94,932)

Equity contracts	416	—	6,472	6,888

Total	$416	$(94,932)	$6,472	$(88,044)

Amount of unrealized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Warrants†	contracts	Swaps	Total

Foreign exchange contracts	$—	$24,038	$—	$24,038

Equity contracts	(8,576)	—	(3,485)	(12,061)

Total	$(8,576)	$24,038	$(3,485)	$11,977

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $299 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,846,484 and $2,974,956, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

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Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

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Federal tax information (Unaudited)

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The fund designated 84.43% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, interest and dividends from foreign countries were $187,879 or $0.21 per share (for all classes of shares). Taxes paid to foreign countries were $10,852 or $0.01 per share (for all classes of shares).

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

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About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

46

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

48

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Michael J. Higgins
Putnam Investment	Barbara M. Baumann	Vice President and Treasurer
Management, LLC	Charles B. Curtis
One Post Office Square	Robert J. Darretta	Janet C. Smith
Boston, MA 02109	Katinka Domotorffy	Vice President,
	John A. Hill	Principal Accounting Officer,
Investment Sub-Manager	Paul L. Joskow	and Assistant Treasurer
Putnam Investments Limited	Elizabeth T. Kennan
57–59 St James’s Street	Kenneth R. Leibler	Susan G. Malloy
London, England SW1A 1LD	Robert E. Patterson	Vice President and
	George Putnam, III	Assistant Treasurer
Investment Sub-Advisor	Robert L. Reynolds
The Putnam Advisory	W. Thomas Stephens	James P. Pappas
Company, LLC		Vice President
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Marketing Services		BSA Compliance Officer
Putnam Retail Management	Jonathan S. Horwitz
One Post Office Square	Executive Vice President,	Judith Cohen
Boston, MA 02109	Principal Executive Officer, and	Vice President, Clerk, and
	Compliance Liaison	Associate Treasurer
Custodian
State Street Bank	Steven D. Krichmar	Nancy E. Florek
and Trust Company	Vice President and	Vice President, Proxy
	Principal Financial Officer	Manager, Assistant Clerk, and
Legal Counsel		Associate Treasurer
Ropes & Gray LLP	Robert T. Burns
Vice President and
Independent Registered	Chief Legal Officer
Public Accounting Firm
KPMG LLP	Robert R. Leveille
Vice President and
Trustees	Chief Compliance Officer
Jameson A. Baxter, Chair
Liaquat Ahamed

This report is for the information of shareholders of Putnam Global Financials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN720
276901 10/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2012	$42,705	$--	$4,200	$ —
August 31, 2011	$47,304	$--	$4,100	$ —

For the fiscal years ended August 31, 2012 and August 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,200 and $4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2012	$ —	$ —	$ —	$ —

August 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGIAX

Putnam Global Industrials Fund

Annual report
8 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of industrial companies worldwide.

Putnam
Global Industrials
Fund

Annual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	46

About the Trustees	47

Officers	49

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing opportunities in industrial products and services worldwide

When Wilbur and Orville Wright successfully flew the first airplane in 1903, they introduced to the world more than fuel-powered flight. Their innovative thinking also helped to found the aerospace industry. Today, aerospace companies are creating state-of-the-art commercial airplanes and developing advanced engineering solutions that reach across businesses. At the same time, companies in a broad range of manufacturing industries — among them electronics, machinery, and construction — are designing groundbreaking technologies that increase efficiency while reducing the impact of industrial production on the environment. Together, these industries help to drive demand in the industrials sector.

Putnam Global Industrials Fund seeks companies that can profit from the worldwide demand for industrial products, services, and equipment.

This can include those companies that produce aerospace and defense equipment, building and home improvement products, electrical components and machinery, and other commodities. The fund may also invest in service providers such as civil engineering firms and contractors, commercial printers, and transportation companies.

The fund’s portfolio managers conduct their fundamental research with support from analysts across Putnam’s Global Equity Research organization. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

The fund invests primarily in midsize and large companies, but can invest in companies of any size. The fund also diversifies geographically, targeting stocks in markets around the world.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio managers

What was the investment environment like during the annual period, and what effect did this have on the fund’s performance?

Ned: The past 12 months represented the first extended period following the financial crisis when end-market demand began to wane for industrial goods and services. After the Great Recession was officially declared over in the second quarter of 2009, there was a significant amount of pent-up demand for many goods and services. For a time, nearly every industrial end-market showed positive growth.

During this recent reporting period, however, the economy had reached a post-recovery inflection point for demand for goods and services. This made stock selection ever more critical to the fund’s performance. In our view, the biggest challenge to the fund was navigating the industrial landscape during a period of softening demand.

Compounding the slowdown, Europe’s sovereign debt crisis continued to fuel market uncertainty. China’s economy also began to decelerate, adding to concerns of a global slowdown in economic activity.

Despite the slowdown in global growth and resulting market volatility, Putnam Global Industrials Fund outperformed its benchmark, the MSCI World Industrials Index (ND). While many subsectors contributed to performance,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

selective stock picking and maintaining a focus on stocks with potential catalysts for growth were the overall drivers of performance.

What can you tell us about the fund’s investment philosophy regarding stock selection?

Ferat: The fund is supported by an investment team of analysts around the globe who closely monitor the end-markets. We look for stocks that have the greatest upside potential versus downside risk, as well as a favorable risk-reward outlook from an earnings and valuation perspective. We essentially consider aspects of the business model and valuation of a company that might make its stock a more convex investment, with greater upside potential versus downside risk. We strive to put together a portfolio of stocks in which the upside potential return outweighs the downside three-to-one. We also consider aspects of a company that might make its stock story more complex, with details, for example, that may not be appreciated by the general market.

How do trends in the energy sector affect your strategy for the fund?

Ned: Power generation is a theme that touches the industrials sector. As a cleaner source than coal, natural gas is emerging as a key power source. We believe that there may be growth potential in natural gas power generation. In North America alone, there is an extensive aging electric-generation infrastructure of power plants that need to be upgraded or replaced. Following Japan’s nuclear disaster, many countries placed new nuclear energy development on hold, and Germany has pledged to stop relying on nuclear power altogether. Our strategy includes a focus on growing technologies for natural gas power generation, such as the manufacture of combined cycle gas turbines, which use natural gas to generate electricity. We also believe that higher demand for natural gas will mean a demand for infrastructure for export.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

How significant are U.S. defense spending cuts to the defense sector, and what is your view on the sector?

Ferat: We think the risk in defense stocks is not in the budget outlook, as many fear, but in the ability of management to reduce contract risk. We project a downward trend in federal budgets, but not as much as stocks reflect, as the installed base is aging and fast resulting in capability gaps. We also believe defense stocks would actually outperform if there were sequestration of spending, as no amount of monetary policy would likely be able to offset the resulting GDP headwind when the economy is growing at a rate of less than 3%.

The key to our stock selection, therefore, has been choosing companies with the lowest margin risk. This is usually a product of business model, but almost always depends on the management’s ability to avoid fixed-price contracts and execute well.

How will trends in manufacturing affect the fund’s strategy?

Ned: We think labor substitution and machine-to-machine communications will be the key drivers of productivity at the factory level. We see automation as a secular growth industry, especially given demographic changes that result in labor wage inflation in emerging markets, which have been the historic pools of low-cost manual labor.

In addition to capitalizing on trends in discrete automation as a function of labor substitution, there are also positive characteristics within process automation. Process automation, which usually involves managing flows, experiences downturns like any cyclical end-market but typically generates less volatile aftermarket revenues and usually grows at a premium to discrete automation.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

What trends are you monitoring in the aerospace industry, and how would you describe stock selection in this subsector?

Ferat: We continue to project commercial air traffic to grow at a premium to the economy, given the income sensitivity of the subsector and the emerging middle class in developing markets. While the subsector is cyclical, we continue to expect higher peaks and higher troughs. We have a preference toward suppliers that have access to aftermarket revenues that come with better margins and less volatility. We also expect further consolidation among smaller suppliers.

That being said, we have owned Embraer, a commercial aerospace original equipment manufacturer, given its ability to gain share over time in all of its end-markets. We are concerned about the recent slowdown in global air traffic as well as the trend we are seeing in the industry to reduce inventory of aircraft. However, companies have managed through a similar trend in the past and once that trend is over, we believe that the risk/reward in the sector will be even more compelling.

How did the fund use derivatives during the reporting period?

Ferat: We purchased options to express stock-specific views in a way to optimize our risk/reward. We always pay a premium and, as a policy, do not sell options on stocks.

Which holdings contributed to fund performance?

Ned: Fiat Industrial, listed on Italy’s stock exchange, contributed. During the period, when the market sought to reduce exposure to Italy because of the country’s sovereign debt problems, this resulted in the sell-off of large liquid company holdings. While Fiat is headquartered in Italy, the company derives most of its revenue outside Europe. Fiat provided a compelling valuation opportunity because of this market trepidation. But we had a great deal of confidence in Fiat’s earnings, and the holding appreciated.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

Ferat: Honeywell was a meaningful contributor to fund performance. We continue to believe that investors do not fully appreciate the fundamental change at Honeywell driven by its chief executive officer over the past decade. Under this leadership, Honeywell’s portfolio was upgraded with advantageous acquisitions and divestitures, and the company’s focus on execution has enabled an above-consensus margin performance. Honeywell’s current exposure to premium growth industries, combined with innovation, enabled a strong growth profile.

Tyco was a strong performer in this reporting period as well. Similar to Honeywell, Tyco’s forward consensus estimates survived a tough macroeconomic environment in 2012 that differentiated the company from its peers, which, on balance, have seen declining earnings expectations. Tyco has been going through a three-way breakup that has enabled investors to appreciate valuation upside in its three businesses, of which each lead attractive end-markets. In our view, the chief executive officer created significant value during his tenure by investing in the business and proactively repackaging Tyco’s assets from a position of strength.

Which holdings detracted from fund performance?

Ferat: Mitsubishi Electric, a maker of communications and automations systems used in the automotive and industrial industries, was a key detractor. Mitsubishi has a division that sells equipment used in military satellites. During the period, Mitsubishi released the results of an internal investigation that found it had overcharged the Japanese Ministry of Defense for equipment, and the stock price suffered. The fund still holds the stock because we believe the company has a strong revenue stream, despite a small risk to its reputation from the investigation. The overcharging was declared unintentional, and we believe that the investigation did not generate a long-term problem for Mitsubishi.

Joy Global was a detractor as investors started to price a multi-year decline in commodity prices and were worried about the coal-to-gas switch in the United States. Pressure on Joy Global’s customers resulted in lower capital expenditures, which in turn resulted in lower earnings estimates. Weaker-than-expected earnings and orders, combined with worries about the cycle, resulted in the stock price pressure. The stock is still held in the portfolio because the thesis on the stock has not changed despite the negative sentiment in the market. We still view it as an attractive risk/reward scenario.

Safran, a French aerospace supplier, also detracted from performance during the period. Safran manufactures propulsion systems for aircraft, engines, missiles, and drones. The company also has a service business, that provides maintenance, repair, and parts. During the reporting period, Safran’s stocks suffered when its growth prospects declined, largely due to the continued uncertainty emanating from Europe’s sovereign debt crisis. Safran is no longer a holding in the fund.

What is your outlook for the global economy, the sector, and the fund, and what are the risks to that outlook?

Ned: The global economic outlook is one of slow growth, in our opinion. We are closely monitoring policy actions by central banks worldwide as nations grapple with managing unemployment and the risk of inflation, while stimulating economic growth. While some progress was made during the period on easing Europe’s sovereign debt crisis, risks remain. Lastly, we are also monitoring the political environment in the United States.

Ferat: In our view, the investment environment appears to be at the midpoint in the economic cycle. That said, the portfolio does not have a defensive posture, but we are aware that the cycle is aging fast and tail risks are evident. Therefore, we stress-test our stock picks for a premature downturn and eliminate stocks that present unacceptable risk even though they may offer somewhat better upside in a positive macro environment.

Thank you, Ferat and Ned, for the update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Ferat Ongoren has an M.B.A. from the Stern School of Business at New York University and a B.A. from Bosphorus University in Istanbul, Turkey. He joined Putnam in 2009 and has been in the investment industry since 1997.

Portfolio Manager Nathaniel N. Salter has an M.B.A. from Harvard Business School and an A.B. from Kenyon College. He has been in the investment industry since he joined Putnam in 2001.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	63.98%	54.56%	59.74%	56.74%	59.62%	59.62%	61.26%	55.65%	62.81%	65.60%
Annual average	14.29	12.48	13.49	12.91	13.47	13.47	13.78	12.70	14.07	14.60

3 years	40.20	32.16	37.31	34.31	37.08	37.08	38.25	33.44	39.33	41.33
Annual average	11.92	9.74	11.15	10.33	11.09	11.09	11.40	10.09	11.69	12.22

1 year	8.71	2.44	7.92	2.92	7.88	6.88	8.10	4.30	8.43	8.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/12

MSCI World Industrials Index (ND)

Life of fund	55.26%
Annual average	12.62

3 years	32.09
Annual average	9.72

1 year	5.86

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $15,974 ($15,674 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $15,962, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,565. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,281 and $16,560, respectively.

Fund price and distribution information For the 12-month period ended 8/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.312		$0.255	$0.224	$0.256		$0.281	$0.361

Capital gains — Long-term	0.451		0.451	0.451	0.451		0.451	0.451

Capital gains — Short-term	—		—	—	—		—	—

Total	$0.763		$0.706	$0.675	$0.707		$0.732	$0.812

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$13.24	$14.05	$13.06	$13.04	$13.16	$13.64	$13.24	$13.30

8/31/12	13.52	14.34	13.29	13.30	13.42	13.91	13.52	13.56

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	67.38%	57.76%	62.99%	59.99%	62.86%	62.86%	64.62%	58.90%	66.18%	69.15%
Annual average	14.59	12.81	13.79	13.23	13.76	13.76	14.09	13.03	14.37	14.91

3 years	35.11	27.39	32.45	29.45	32.24	32.24	33.45	28.75	34.48	36.31
Annual average	10.55	8.40	9.82	8.99	9.76	9.76	10.10	8.79	10.38	10.88

1 year	27.19	19.93	26.37	21.37	26.35	25.35	26.73	22.25	26.98	27.59

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses
for the fiscal year ended 8/31/11	1.88%	2.63%	2.63%	2.38%	2.13%	1.63%

Annualized expense ratio
for the six-month period
ended 8/31/12†	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.97	$10.69	$10.69	$9.45	$8.22	$5.73

Ending value (after expenses)	$981.80	$978.60	$977.90	$979.60	$981.10	$983.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.10	$10.89	$10.89	$9.63	$8.36	$5.84

Ending value (after expenses)	$1,018.10	$1,014.33	$1,014.33	$1,015.58	$1,016.84	$1,019.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark over the one- and three-year periods ended December 31, 2011. Putnam Global Industrials Fund’s class A shares’ return net of fees and expenses was negative over the one-year period, was positive over the three-year period, and trailed the return of its internal benchmark over the one- and three-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of the Putnam Global Industrials Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 18, 2008 (commencement of operations) through August 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Industrials Fund as of August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 10, 2012

The fund’s portfolio 8/31/12

COMMON STOCKS (97.2%)*	Shares	Value

Aerospace and defense (35.0%)
Bombardier, Inc. Class B (Canada)	24,600	$87,345

Embraer SA ADR (Brazil)	8,954	241,310

Esterline Technologies Corp. †	3,100	185,380

General Dynamics Corp.	2,300	150,673

Honeywell International, Inc.	13,528	790,712

L-3 Communications Holdings, Inc.	12,054	846,673

Northrop Grumman Corp.	2,919	195,252

Precision Castparts Corp.	1,157	186,370

Raytheon Co.	3,500	197,820

United Technologies Corp.	6,161	491,956

		3,373,491
Air freight and logistics (1.7%)
Deutsche Post AG (Germany)	3,545	68,736

FedEx Corp.	1,100	96,393

		165,129
Auto components (2.9%)
Johnson Controls, Inc.	10,200	277,542

		277,542
Automobiles (1.5%)
Fiat SpA (Italy) †	10,671	57,946

Nissan Motor Co., Ltd. (Japan)	9,500	89,243

		147,189
Building products (0.7%)
Daikin Industries, Ltd. (Japan)	2,600	69,673

		69,673
Commercial services and supplies (0.2%)
Iron Mountain, Inc.	463	15,186

		15,186
Construction and engineering (3.0%)
Chiyoda Corp. (Japan)	9,000	119,210

Fluor Corp.	700	36,050

JGC Corp. (Japan)	3,000	92,833

KEPCO Engineering & Construction Co., Inc. (South Korea)	526	36,645

		284,738
Electrical equipment (3.5%)
Hubbell, Inc. Class B	400	32,328

Mitsubishi Electric Corp. (Japan)	17,000	138,991

Schneider Electric SA (France)	2,585	162,797

		334,116
Electronic equipment, instruments, and components (1.1%)
Hollysys Automation Technologies, Ltd. (China) †	11,400	107,160

		107,160
Industrial conglomerates (23.5%)
General Electric Co.	42,860	887,631

Siemens AG (Germany)	4,930	467,444

Tyco International, Ltd.	16,137	909,804

		2,264,879

COMMON STOCKS (97.2%)* cont.		Shares	Value

Machinery (17.1%)
Cummins, Inc.		1,100	$106,821

Eaton Corp.		10,787	482,395

Fiat Industrial SpA (Italy)		45,311	454,832

Illinois Tool Works, Inc.		908	53,835

Ingersoll-Rand PLC		1,592	74,442

Invensys PLC (United Kingdom)		31,468	120,399

Japan Steel Works, Ltd. (The) (Japan)		18,000	96,803

Joy Global, Inc.		1,735	92,614

Zardoya Otis SA (Spain)		14,069	162,886

			1,645,027
Road and rail (3.6%)
East Japan Railway Co. (Japan)		2,200	147,626

Union Pacific Corp.		1,600	194,304

			341,930
Trading companies and distributors (2.7%)
Mitsui & Co., Ltd. (Japan)		12,100	170,039

WESCO International, Inc. †		1,558	90,021

			260,060
Transportation infrastructure (0.7%)
Fraport AG (Germany)		1,224	68,093

			68,093

Total common stocks (cost $8,480,146)			$9,354,213

CONVERTIBLE PREFERRED STOCKS (0.2%)*		Shares	Value

United Technologies Corp. $3.75 cv. pfd. †		400	$22,328

Total convertible preferred stocks (cost $20,000)			$22,328

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

L-3 Communications
Holdings, Inc. (Call)	Sept-12/$75.00	71,918	$3,402

Total purchased options outstanding (cost $9,709)			$3,402

SHORT-TERM INVESTMENTS (2.8%)*		Shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]		269,960	$269,960

Total short-term investments (cost $269,960)			$269,960

TOTAL INVESTMENTS

Total investments (cost $8,779,815)			$9,649,903

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $9,627,432.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $23,622 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	69.3%	France	1.7%

Japan	9.6	United Kingdom	1.2

Germany	6.3	China	1.1

Italy	5.3	Canada	0.9

Brazil	2.5	South Korea	0.4

Spain	1.7	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $7,454,677)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	9/20/12	$41,888	$42,575	$(687)

	British Pound	Sell	9/20/12	17,624	17,325	(299)

	Canadian Dollar	Buy	9/20/12	55,067	54,143	924

	Euro	Buy	9/20/12	76,108	74,533	1,575

	Swedish Krona	Buy	9/20/12	218,194	213,484	4,710

	Swiss Franc	Sell	9/20/12	27,554	26,871	(683)

Barclays Bank PLC

	Australian Dollar	Buy	9/20/12	40,134	40,763	(629)

	British Pound	Buy	9/20/12	129,561	127,453	2,108

	Canadian Dollar	Sell	9/20/12	55,270	54,374	(896)

	Euro	Buy	9/20/12	437,277	428,125	9,152

	Hong Kong Dollar	Buy	9/20/12	61,787	61,806	(19)

	Japanese Yen	Sell	9/20/12	258,794	259,410	616

	Swedish Krona	Sell	9/20/12	50,330	49,255	(1,075)

	Swiss Franc	Sell	9/20/12	47,984	46,934	(1,050)

Citibank, N.A.

	Australian Dollar	Sell	9/20/12	25,999	26,388	389

	British Pound	Buy	9/20/12	90,661	89,104	1,557

	Canadian Dollar	Buy	9/20/12	16,632	16,361	271

	Danish Krone	Buy	9/20/12	65,263	63,271	1,992

	Euro	Sell	9/20/12	344,815	337,660	(7,155)

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $7,454,677) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Singapore Dollar	Buy	9/20/12	$27,758	$27,680	$78

	Swiss Franc	Buy	9/20/12	163,545	159,978	3,567

Credit Suisse AG

	British Pound	Sell	9/20/12	39,059	38,439	(620)

	Canadian Dollar	Buy	9/20/12	85,085	83,758	1,327

	Euro	Sell	9/20/12	75,102	73,491	(1,611)

	Japanese Yen	Sell	9/20/12	120,738	120,927	189

	Swedish Krona	Sell	9/20/12	116,401	113,931	(2,470)

	Swiss Franc	Sell	9/20/12	56,575	55,391	(1,184)

Deutsche Bank AG

	Euro	Buy	9/20/12	17,360	17,010	350

	Swedish Krona	Buy	9/20/12	103,211	100,976	2,235

	Swiss Franc	Buy	9/20/12	116,398	113,870	2,528

Goldman Sachs International

	Australian Dollar	Buy	9/20/12	44,260	44,947	(687)

	British Pound	Sell	9/20/12	9,209	9,040	(169)

	Canadian Dollar	Buy	9/20/12	85,186	83,809	1,377

	Euro	Buy	9/20/12	3,145	3,081	64

	Japanese Yen	Buy	9/20/12	902,710	903,764	(1,054)

	Norwegian Krone	Buy	9/20/12	20,108	19,371	737

	Swedish Krona	Buy	9/20/12	86,897	85,053	1,844

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/20/12	25,586	25,973	(387)

	British Pound	Buy	9/20/12	161,317	158,757	2,560

	Euro	Sell	9/20/12	36,608	35,865	(743)

	Hong Kong Dollar	Sell	9/20/12	121,498	121,524	26

	Japanese Yen	Buy	9/20/12	25,156	25,181	(25)

	Singapore Dollar	Buy	9/20/12	65,062	64,853	209

	Swiss Franc	Buy	9/20/12	108,436	106,052	2,384

JPMorgan Chase Bank, N.A.

	British Pound	Sell	9/20/12	43,663	42,915	(748)

	Canadian Dollar	Sell	9/20/12	37,928	37,093	(835)

	Euro	Sell	9/20/12	145,172	142,172	(3,000)

	Hong Kong Dollar	Buy	9/20/12	170,172	170,224	(52)

	Japanese Yen	Buy	9/20/12	176,076	176,489	(413)

	Singapore Dollar	Buy	9/20/12	66,586	66,397	189

	Swedish Krona	Buy	9/20/12	40,068	39,233	835

	Swiss Franc	Buy	9/20/12	65,900	64,465	1,435

Royal Bank of Scotland PLC (The)

	British Pound	Buy	9/20/12	39,376	38,708	668

	Canadian Dollar	Buy	9/20/12	26,570	26,135	435

	Euro	Buy	9/20/12	89,066	87,261	1,805

	Japanese Yen	Buy	9/20/12	70,652	70,727	(75)

	Swiss Franc	Sell	9/20/12	37,298	36,462	(836)

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $7,454,677) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Sell	9/20/12	$12,484	$12,661	$177

	Euro	Sell	9/20/12	302,798	296,586	(6,212)

	Swedish Krona	Buy	9/20/12	59,732	58,468	1,264

UBS AG

	Australian Dollar	Buy	9/20/12	28,269	28,674	(405)

	British Pound	Buy	9/20/12	27,468	26,999	469

	Canadian Dollar	Buy	9/20/12	8,417	8,279	138

	Euro	Sell	9/20/12	492,629	482,463	(10,166)

	Japanese Yen	Buy	9/20/12	68,592	68,691	(99)

	Norwegian Krone	Buy	9/20/12	1,311	1,262	49

	Swiss Franc	Buy	9/20/12	18,125	17,722	403

Westpac Banking Corp.

	British Pound	Buy	9/20/12	85,580	84,106	1,474

	Euro	Buy	9/20/12	591,633	579,419	12,214

	Japanese Yen	Sell	9/20/12	168,250	168,510	260

Total						$20,300

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$277,542	$147,189	$—

Industrials	6,445,315	2,377,007	—

Information technology	107,160	—	—

Total common stocks	6,830,017	2,524,196	—

Convertible preferred stocks	22,328	—	—

Purchased options outstanding	—	3,402	—

Short-term investments	269,960	—	—

Totals by level	$7,122,305	$2,527,598	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$20,300	$—

Totals by level	$—	$20,300	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,509,855)	$9,379,943
Affiliated issuers (identified cost $269,960) (Notes 1 and 6)	269,960

Foreign currency (cost $68,863) (Note 1)	68,863

Dividends, interest and other receivables	18,168

Foreign Tax reclaim	4,023

Receivable for shares of the fund sold	2,103

Unrealized appreciation on forward currency contracts (Note 1)	64,584

Receivable from Manager (Note 2)	6,163

Total assets	9,813,807

LIABILITIES

Payable for investments purchased	68,863

Payable for shares of the fund repurchased	390

Payable for investor servicing fees (Note 2)	4,807

Payable for custodian fees (Note 2)	10,039

Payable for Trustee compensation and expenses (Note 2)	1,542

Payable for administrative services (Note 2)	21

Payable for distribution fees (Note 2)	3,948

Payable for auditing	43,007

Unrealized depreciation on forward currency contracts (Note 1)	44,284

Other accrued expenses	9,474

Total liabilities	186,375

Net assets	$9,627,432

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,712,955

Undistributed net investment income (Note 1)	27,359

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,002,773)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	889,891

Total — Representing net assets applicable to capital shares outstanding	$9,627,432

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($7,293,033 divided by 539,473 shares)	$13.52

Offering price per class A share (100/94.25 of $13.52)*	$14.34

Net asset value and offering price per class B share ($493,174 divided by 37,120 shares)**	$13.29

Net asset value and offering price per class C share ($524,533 divided by 39,438 shares)**	$13.30

Net asset value and redemption price per class M share ($48,894 divided by 3,643 shares)	$13.42

Offering price per class M share (100/96.50 of $13.42)*	$13.91

Net asset value, offering price and redemption price per class R share
($16,276 divided by 1,204 shares)	$13.52

Net asset value, offering price and redemption price per class Y share
($1,251,522 divided by 92,306 shares)	$13.56

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $12,087)	$228,353

Interest (including interest income of $256 from investments in affiliated issuers) (Note 6)	278

Securities lending (Note 1)	1,087

Total investment income	229,718

EXPENSES

Compensation of Manager (Note 2)	64,786

Investor servicing fees (Note 2)	33,579

Custodian fees (Note 2)	25,923

Trustee compensation and expenses (Note 2)	787

Administrative services (Note 2)	313

Distribution fees — Class A (Note 2)	19,745

Distribution fees — Class B (Note 2)	4,427

Distribution fees — Class C (Note 2)	5,765

Distribution fees — Class M (Note 2)	475

Distribution fees — Class R (Note 2)	77

Reports to shareholders	15,981

Auditing	47,534

Other	2,747

Fees waived and reimbursed by Manager (Note 2)	(72,832)

Total expenses	149,307

Expense reduction (Note 2)	(269)

Net expenses	149,038

Net investment income	80,680

Net realized loss on investments (Notes 1 and 3)	(879,620)

Net realized loss on foreign currency transactions (Note 1)	(62,118)

Net realized gain on written options (Notes 1 and 3)	54,400

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	40,479

Net unrealized appreciation of investments during the year	1,515,386

Net gain on investments	668,527

Net increase in net assets resulting from operations	$749,207

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/12	Year ended 8/31/11

Operations:
Net investment income	$80,680	$83,618

Net realized gain (loss) on investments
and foreign currency transactions	(887,338)	729,698

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,555,865	(866,526)

Net increase (decrease) in net assets resulting
from operations	749,207	(53,210)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(191,036)	(163,249)

Class B	(10,581)	(3,807)

Class C	(10,409)	(6,085)

Class M	(1,395)	(631)

Class R	(319)	(303)

Class Y	(31,338)	(15,393)

Net realized short-term gain on investments

Class A	—	(532,748)

Class B	—	(16,422)

Class C	—	(23,822)

Class M	—	(2,480)

Class R	—	(1,128)

Class Y	—	(46,277)

From net realized long-term gain on investments
Class A	(276,145)	(83,390)

Class B	(18,714)	(2,570)

Class C	(20,957)	(3,729)

Class M	(2,458)	(388)

Class R	(510)	(177)

Class Y	(39,152)	(7,244)

Redemption fees (Note 1)	2,524	7,643

Increase (decrease) from capital share transactions (Note 4)	(1,998,609)	6,965,953

Total increase (decrease) in net assets	(1,849,892)	6,010,543

NET ASSETS

Beginning of year	11,477,324	5,466,781

End of year (including undistributed net investment income
of $27,359 and $254,489, respectively)	$9,627,432	$11,477,324

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
August 31, 2012	$13.24	.11	.93	1.04	(.31)	(.45)	(.76)	— [e]	$13.52	8.71	$7,293	1.41	.84	153
August 31, 2011	12.51	.10	1.99 [f]	2.09	(.29)	(1.08)	(1.37)	.01	13.24	15.62	9,243	1.40	.65	122
August 31, 2010	11.67	.01	1.33	1.34	(.17)	(.33)	(.50)	— [e]	12.51	11.55	4,749	1.46	.08	129
August 31, 2009†	10.00	.12	1.57	1.69	(.02)	—	(.02)	— [e]	11.67	16.96 *	3,787	.94 *	1.22 *	211 *

Class B
August 31, 2012	$13.06	.01	.93	.94	(.26)	(.45)	(.71)	— [e]	$13.29	7.92	$493	2.16	.04	153
August 31, 2011	12.38	(.02)	1.99 [f]	1.97	(.22)	(1.08)	(1.30)	.01	13.06	14.82	376	2.15	(.11)	122
August 31, 2010	11.61	(.08)	1.33	1.25	(.15)	(.33)	(.48)	— [e]	12.38	10.81	128	2.21	(.64)	129
August 31, 2009†	10.00	.05	1.58	1.63	(.02)	—	(.02)	— [e]	11.61	16.34 *	45	1.47 *	.44 *	211 *

Class C
August 31, 2012	$13.04	.01	.92	.93	(.22)	(.45)	(.67)	— [e]	$13.30	7.88	$525	2.16	.10	153
August 31, 2011	12.38	(.02)	1.99 [f]	1.97	(.24)	(1.08)	(1.32)	.01	13.04	14.81	648	2.15	(.10)	122
August 31, 2010	11.62	(.08)	1.31	1.23	(.14)	(.33)	(.47)	— [e]	12.38	10.67	145	2.21	(.63)	129
August 31, 2009†	10.00	.05	1.59	1.64	(.02)	—	(.02)	— [e]	11.62	16.44 *	21	1.47 *	.54 *	211 *

Class M
August 31, 2012	$13.16	.04	.93	.97	(.26)	(.45)	(.71)	— [e]	$13.42	8.10	$49	1.91	.31	153
August 31, 2011	12.44	.02	2.01 [f]	2.03	(.24)	(1.08)	(1.32)	.01	13.16	15.24	82	1.90	.12	122
August 31, 2010	11.64	(.05)	1.32	1.27	(.14)	(.33)	(.47)	— [e]	12.44	10.98	24	1.96	(.41)	129
August 31, 2009†	10.00	.09	1.57	1.66	(.02)	—	(.02)	— [e]	11.64	16.64 *	12	1.29 *	.88 *	211 *

Class R
August 31, 2012	$13.24	.08	.93	1.01	(.28)	(.45)	(.73)	— [e]	$13.52	8.43	$16	1.66	.61	153
August 31, 2011	12.49	.05	2.02 [f]	2.07	(.25)	(1.08)	(1.33)	.01	13.24	15.52	15	1.65	.30	122
August 31, 2010	11.66	(.02)	1.32	1.30	(.14)	(.33)	(.47)	— [e]	12.49	11.22	13	1.71	(.16)	129
August 31, 2009†	10.00	.10	1.58	1.68	(.02)	—	(.02)	— [e]	11.66	16.85 *	12	1.12 *	1.06 *	211 *

Class Y
August 31, 2012	$13.30	.14	.93	1.07	(.36)	(.45)	(.81)	— [e]	$13.56	8.95	$1,252	1.16	1.11	153
August 31, 2011	12.54	.13	2.01 [f]	2.14	(.31)	(1.08)	(1.39)	.01	13.30	16.00	1,114	1.15	.86	122
August 31, 2010	11.69	.04	1.33	1.37	(.19)	(.33)	(.52)	— [e]	12.54	11.82	408	1.21	.33	129
August 31, 2009†	10.00	.12	1.59	1.71	(.02)	—	(.02)	— [e]	11.69	17.18 *	144	.76 *	1.15 *	211 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2012	0.72%

August 31, 2011	0.48

August 31, 2010	2.16

August 31, 2009	5.57

e Amount represents less than $0.01 per share.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ending August 31, 2011, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 8/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through August 31, 2012.

Putnam Global Industrials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by concentrating in the industrial products, services or equipment industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

37

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

38

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 47,000 on purchased options contracts for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $21,340 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

39

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $499,677 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$499,279	$398	$499,677	*

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $250,581 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $62,732 to decrease undistributed net investment income and $62,732 to decrease accumulated net realized losses.

40

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$821,738
Unrealized depreciation	(204,165)

Net unrealized appreciation	617,573
Undistributed ordinary income	45,239
Capital loss carryforward	(499,677)
Post-October capital loss deferral	(250, 581)
Cost for federal income tax purposes	$9,032,330

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $72,832 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets.

41

The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $35 under the expense offset arrangements and by $234 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,598 and no monies from the sale of class A and class M shares, respectively, and received $531 and $267 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $15,399,617 and $18,306,114, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	160,000	54,400
Options expired	(160,000)	(54,400)
Options exercised	—	—
Options closed	—	—

Written options outstanding at the
end of the reporting period	—	$—

42

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	92,274	$1,229,023	787,677	$12,211,385

Shares issued in connection with
reinvestment of distributions	25,034	295,907	50,894	752,215

	117,308	1,524,930	838,571	12,963,600

Shares repurchased	(275,741)	(3,541,109)	(520,216)	(7,728,646)

Net increase (decrease)	(158,433)	$(2,016,179)	318,355	$5,234,954

	Year ended 8/31/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	32,759	$394,213	30,335	$456,872

Shares issued in connection with
reinvestment of distributions	2,510	29,295	1,551	22,728

	35,269	423,508	31,886	479,600

Shares repurchased	(26,916)	(351,245)	(13,434)	(185,410)

Net increase	8,353	$72,263	18,452	$294,190

	Year ended 8/31/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	5,709	$72,403	48,087	$729,214

Shares issued in connection with
reinvestment of distributions	2,669	31,201	2,262	33,095

	8,378	103,604	50,349	762,309

Shares repurchased	(18,640)	(236,267)	(12,344)	(185,340)

Net increase (decrease)	(10,262)	$(132,663)	38,005	$576,969

	Year ended 8/31/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	4,164	$65,635

Shares issued in connection with
reinvestment of distributions	327	3,853	238	3,499

	327	3,853	4,402	69,134

Shares repurchased	(2,893)	(37,724)	(87)	(1,298)

Net increase (decrease)	(2,566)	$(33,871)	4,315	$67,836

43

	Year ended 8/31/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	201	$3,001

Shares issued in connection with
reinvestment of distributions	70	829	109	1,607

	70	829	310	4,608

Shares repurchased	—	—	(217)	(2,630)

Net increase	70	$829	93	$1,978

	Year ended 8/31/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	29,637	$387,535	68,349	$1,062,226

Shares issued in connection with
reinvestment of distributions	5,959	70,490	4,650	68,913

	35,596	458,025	72,999	1,131,139

Shares repurchased	(27,023)	(347,013)	(21,818)	(341,113)

Net increase	8,573	$111,012	51,181	$790,026

At the close of the reporting period, Putnam Investments, LLC owned the following class shares:

	Shares owned	Percentage of ownership	Value at August 31, 2012

Class A	196,001	36.3%	$2,649,934

Class R	1,204	100.0	16,276

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$64,584	Payables	$44,284

Equity contracts	Investments	3,402	Payables	—

Total		$67,986		$44,284

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(61,542)	$(61,542)

Equity contracts	(237,169)	—	$(237,169)

Total	$(237,169)	$(61,542)	$(298,711)

44

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$40,937	$40,937

Equity contracts	84,547	—	$84,547

Total	$84,547	$40,937	$125,484

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $256 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $4,177,498 and $3,953,584, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

45

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

46

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

47

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

48

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

49

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

50

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
KPMG LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Industrials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN721
276910 10/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2012	$38,706	$--	$4,200	$ —
August 31, 2011	$51,308	$--	$4,100	$ —

For the fiscal years ended August 31, 2012 and August 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,200 and $4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2012	$ —	$ —	$ —	$ —

August 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGTAX

Putnam Global Technology Fund

Annual report
8 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of technology companies worldwide.

Putnam
Global Technology
Fund

Annual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	43

About the Trustees	44

Officers	46

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in technology companies worldwide

In 1937, the year Putnam Investments was founded, a law student named Chester Carlson developed an innovative process for reproducing words on a page in just minutes. Despite the usefulness of his invention, he had a difficult time finding investors for his photocopier — which did not become commercially available until the Xerox Corporation began selling it in 1950. Successful investing, particularly in the technology sector, requires the ability to identify the value of a product, service, or business, and to capitalize on its long-term growth potential.

The magnitude of technological advances since Mr. Carlson invented his photocopier is astounding. Putnam Global Technology Fund seeks to capitalize on the potential of this sector — and the many innovations that are still to come. The fund combines the growth potential of technology stocks with Putnam’s investment expertise, research capabilities, and global reach.

The fund can invest worldwide in small entrepreneurial firms, midsize companies with significant market share in new industries, and well-established giants with years of profitability.

Most areas of the economy are influenced by technology — from emerging companies with revolutionary new products to traditional businesses dependent on technological innovation. The fund’s manager, with support from analysts in Putnam’s Global Equity Research group, looks across industries to find stocks that can help investors build wealth over time. Companies in the portfolio may range from computer hardware, software, storage, and security to technology consulting and Internet services.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund: Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds: Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your fund’s portfolio manager

The global equity markets were quite volatile over the past year. How did Putnam Global Technology Fund perform in this environment?

Putnam Global Technology Fund produced a solid absolute return for the 12 months ending August 31, 2012, but its performance lagged slightly behind that of its benchmark, the MSCI World Information Technology Index [ND].

The fund’s underperformance versus the benchmark was mainly the result of some specific stock selections in the solar energy and telecommunications equipment categories, as well as high cash levels. We maintained a healthy cash position during the period to protect investor capital and accommodate potential redemptions in what was an especially volatile environment for equities.

What factors drove the volatile investment environment during the past 12 months?

The investment environment was indeed volatile, with much of its up-and-down activity driven by macroeconomic factors such as the uncertainties surrounding the eurozone debt crisis and mounting concerns about slower economic growth in China and other emerging markets. Within that conflicted global investment environment, the U.S. economy was still able to show some signs of growth, albeit very modest, and that growth trajectory reflected well on cyclical sectors of

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

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the economy such as technology. It’s worth noting that approximately 85% of the stocks in the global technology universe are domiciled in the United States, so the pro-cyclical correlation of U.S.-based tech stocks was quite beneficial. So, too, was the portfolio’s significant overweighting in consumer electronics giant Apple and its current strength in the mobile technology market.

Apple is the single largest constituent in your sector benchmark and also the biggest holding in your portfolio. Tell us more about your conviction in this stock.

Apple has had a very nice run over the past year and, indeed, it was far and away the biggest positive contributor to the fund’s performance over the past year. With the introduction last fall of the iPhone 4S, Apple continued to gain market share in the “smart-phone” business, rising from about 18% to 20% of that market thus far in 2012. The company’s earnings per share grew 80% in fiscal year 2011 and are on track for another 55% growth in fiscal year 2012, exceeding Wall Street’s consensus earnings estimates and also exceeding the pace of increase in the company’s stock price over that time frame. As a consequence, at period-end Apple was trading at about 12 times next year’s forecasted earnings, which continues to make it a very reasonably priced growth stock.

It’s my view that Apple is redefining the consumer electronics space with its array of innovative products, including the iPhone and iPad. The new iPhone 5 incorporates 4G (fourth generation) wireless connectivity, also known as LTE [long-term evolution]. High-speed wireless connectivity is one area in which Apple has historically lagged its competitors, but with the addition of LTE to the iPhone, Apple is now in a position to accelerate market share gains.

What other holdings contributed to the portfolio’s strong showing?

The portfolio’s overweight in Apple came at the expense of other benchmark constituents. For example, we had no holdings in either

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

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Finnish mobile handset maker Nokia or Canada-based Research in Motion, maker of the BlackBerry smartphone, both of which compete with and recently surrendered market share to Apple. By not holding these stocks — as well as that of computer maker Dell, which has been negatively affected by Apple’s iPad — we avoided their comparatively poorer performance versus Apple, which helped our performance relative to the benchmark. eBay, the online auction site, was another contributor, with its performance during the period driven in large measure by its PayPal operation, which was an “early mover” in the growing online payments business.

Which holdings were most responsible for the portfolio’s underperformance versus the benchmark?

The biggest individual detractor was First Solar, one of the world’s largest manufacturers of photovoltaic solar panels and an overweight position in the portfolio during the past year. This stock and others in the solar energy subsector suffered when the sovereign debt crisis and austerity measures implemented in Europe put pressure on government energy subsidies designed to be supportive of alternative energy. Germany is First Solar’s largest market, and slower sales there contributed to the negative impact on the company’s stock price.

As mentioned earlier, the portfolio was hurt by its overweight positions in several telecommunications equipment makers or related companies, including video conferencing firm Polycom, glass and ceramics manufacturer Corning, Sweden-based telecom equipment maker Ericsson, and network equipment giant Juniper Networks.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

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Spending on new equipment and network infrastructure to accommodate the increasing use of wireless services has been slow to materialize thus far, and the equipment makers’ stocks have suffered as a result. We have concentrated our positions in some of these names and continue to have an overall overweight in this category with the expectation that more spending is on the horizon to increase wireless network reliability.

Brian, you began managing Global Technology Fund this past spring. What have you done from a strategic or tactical perspective to put your mark on the portfolio?

In general terms, the portfolio is now more focused on longer-term growth trends and ideas that appear to be underappreciated or undervalued by the market. Enabling technologies such as wireless networks, portable consumer devices, and cloud-based services are driving a fundamental paradigm shift within the technology investment universe. This underlying sea change keeps my investment focus on the impact of competing technology platforms rather than traditional product cycles.

My approach will have a greater concentration of high-conviction investment ideas in the portfolio, with an emphasis on identifying opportunities where growth is stronger, either from a revenue perspective or on an earnings-per-share basis, than the market expects. Approximately 50% of the fund’s assets are currently concentrated in the portfolio’s top-five names. I work with our diligent and highly skilled team to analyze and build exposure to those companies we believe have the best chance of benefiting over the long term from increased spending on wireless technologies and mobile and cloud computing.

What is your outlook for the global technology sector?

Overall, we remain optimistic about the sector and about the fund’s current positioning over both the near term and long term. That said, we are cognizant of the potential

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

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continuation of uncertainty regarding the eurozone sovereign debt crisis and potential impact of the decelerating growth of China’s economy. Domestically, I am closely tracking the upcoming election. Many U.S.-based technology companies generate a fair amount of their earnings overseas, and those “un-patriated” earnings are often kept in lower-tax jurisdictions than the United States. Should U.S. tax policy change after the election, there could be significant impact on how technology companies are able to use their balance sheets to support the growth of their enterprises.

Thank you, Brian, for updating us on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Brian T. Hertzog holds a B.A. from Saint John’s University. He joined Putnam in 2005 and has been in the investment industry since 2000.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	86.33%	75.62%	81.14%	78.14%	81.24%	81.24%	82.87%	76.52%	84.57%	88.01%
Annual average	18.31	16.43	17.41	16.88	17.43	17.43	17.71	16.59	18.01	18.60

3 years	36.30	28.50	33.19	30.19	33.26	33.26	34.27	29.60	35.31	37.34
Annual average	10.87	8.72	10.02	9.19	10.04	10.04	10.32	9.03	10.61	11.16

1 year	15.32	8.66	14.41	9.41	14.41	13.41	14.73	10.73	14.96	15.58

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/12

MSCI World Information
Technology Index (ND)

Life of fund	90.85%
Annual average	19.08

3 years	40.14
Annual average	11.91

1 year	18.51

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $18,114 ($17,814 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $18,124, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,652. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,457 and $18,801, respectively.

Fund price and distribution information For the 12-month period ended 8/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	$0.516		$0.516	$0.516	$0.516		$0.516	$0.516

Capital gains — Short-term	0.213		0.213	0.213	0.213		0.213	0.213

Return of capital*	0.016		0.016	0.016	0.016		0.016	0.016

Total	$0.745		$0.745	$0.745	$0.745		$0.745	$0.745

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$14.86	$15.77	$14.59	$14.59	$14.69	$15.22	$14.80	$14.94

8/31/12	16.26	17.25	15.82	15.82	15.98	16.56	16.14	16.39

* See Federal Tax Information on page 43.

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	88.50%	77.67%	83.21%	80.21%	83.30%	83.30%	84.93%	78.50%	86.74%	90.31%
Annual average	18.25	16.41	17.36	16.85	17.38	17.38	17.65	16.56	17.95	18.55

3 years	30.91	23.37	28.02	25.02	28.00	28.00	28.96	24.45	29.95	31.88
Annual average	9.39	7.25	8.58	7.73	8.58	8.58	8.85	7.56	9.13	9.66

1 year	24.55	17.38	23.59	18.59	23.59	22.59	23.86	19.52	24.20	24.85

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses
for the fiscal year ended 8/31/11	2.00%	2.75%	2.75%	2.50%	2.25%	1.75%

Annualized expense ratio
for the six-month period
ended 8/31/12†	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.02	$10.78	$10.78	$9.53	$8.27	$5.76

Ending value (after expenses)	$1,008.10	$1,003.80	$1,003.80	$1,005.00	$1,006.20	$1,008.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.05	$10.84	$10.84	$9.58	$8.31	$5.79

Ending value (after expenses)	$1,018.15	$1,014.38	$1,014.38	$1,015.63	$1,016.89	$1,019.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Information Technology Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the information technology sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

16

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related

17

expenses, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

18

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark over the one- and three-year periods ended December 31, 2011. Putnam Global Technology Fund’s class A shares’ return net of fees and expenses was negative over the one-year period, was positive over the three-year period, and trailed the return of its internal benchmark over the one- and three-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

19

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Technology Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Technology Fund as of August 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 9, 2012

22

The fund’s portfolio 8/31/12

COMMON STOCKS (97.2%)*	Shares	Value

Communications equipment (16.1%)
ADTRAN, Inc.	376	$7,629

Cisco Systems, Inc.	24,930	475,664

EchoStar Corp. Class A †	2,200	59,422

F5 Networks, Inc. †	2,400	233,976

InterDigital, Inc.	2,600	87,750

Juniper Networks, Inc. †	2,300	40,112

Polycom, Inc. †	25,928	270,170

Qualcomm, Inc.	11,671	717,300

Telefonaktiebolaget LM Ericsson ADR (Sweden)	13,769	128,052

		2,020,075
Computers and peripherals (33.8%)
Apple, Inc.	5,076	3,376,758

Asustek Computer, Inc. (Taiwan)	2,440	24,514

EMC Corp. †	12,151	319,450

Fujitsu, Ltd. (Japan)	12,000	49,241

Gemalto NV (Netherlands)	311	24,628

Hewlett-Packard Co.	1,710	28,865

Lenovo Group, Ltd. (China)	48,000	39,091

LITE-ON IT Corp. (Taiwan)	72,359	62,637

NetApp, Inc. †	4,200	144,984

SanDisk Corp. †	2,576	106,183

Toshiba Corp. (Japan)	18,000	57,980

		4,234,331
Electronic equipment, instruments, and components (4.2%)
Corning, Inc.	7,016	84,122

Hitachi, Ltd. (Japan)	13,000	75,089

Hon Hai Precision Industry Co., Ltd. (Taiwan)	7,100	20,226

Keyence Corp. (Japan)	500	132,085

Kyocera Corp. (Japan)	400	34,568

Murata Manufacturing Co., Ltd. (Japan)	3,000	148,900

TE Connectivity, Ltd. (Switzerland)	900	31,653

		526,643
Household durables (0.2%)
Skyworth Digital Holdings, Ltd. (China)	59,783	24,540

		24,540
Internet software and services (7.1%)
Baidu, Inc. ADR (China) †	2,015	224,552

eBay, Inc. †	4,360	206,969

Facebook, Inc. Class A †	1,200	21,696

Google, Inc. Class A †	582	398,722

Mail.ru Group, Ltd. 144A GDR (Russia)	353	11,568

Tencent Holdings, Ltd. (China)	800	24,549

		888,056

23

COMMON STOCKS (97.2%)* cont.	Shares	Value

IT Services (5.9%)
Cognizant Technology Solutions Corp. †	1,200	$77,136

Computer Sciences Corp.	856	27,572

IBM Corp.	767	149,450

MasterCard, Inc. Class A	415	175,504

Unisys Corp. †	805	17,010

Visa, Inc. Class A	2,304	295,488

		742,160
Leisure equipment and products (0.3%)
Nikon Corp. (Japan)	1,300	36,034

		36,034
Media (1.6%)
DISH Network Corp. Class A	6,200	198,338

		198,338
Office electronics (0.9%)
Canon, Inc. (Japan)	1,200	39,934

Canon, Inc. ADR (Japan)	2,012	66,979

		106,913
Semiconductors and semiconductor equipment (6.5%)
ASML Holding NV (Netherlands)	1,646	93,025

Avago Technologies, Ltd. (Singapore)	2,900	106,053

First Solar, Inc. †	438	8,756

Imagination Technologies Group PLC (United Kingdom) †	8,787	83,052

MediaTek, Inc. (Taiwan)	4,000	42,947

Samsung Electronics Co., Ltd. (South Korea)	90	98,305

SK Hynix, Inc. (South Korea) †	6,110	114,878

Spreadtrum Communications, Inc. ADR (China)	4,300	84,968

Texas Instruments, Inc.	5,600	162,624

Xilinx, Inc.	700	23,737

		818,345
Software (20.6%)
Adobe Systems, Inc. †	1,300	40,651

Konami Corp. (Japan)	4,500	103,963

Microsoft Corp.	36,219	1,116,267

Oracle Corp.	25,795	816,412

Red Hat, Inc. †	415	23,257

Salesforce.com, Inc. †	2,147	311,701

Synchronoss Technologies, Inc. †	2,797	64,359

Synopsys, Inc. †	2,300	75,969

VMware, Inc. Class A †	321	28,582

		2,581,161

Total common stocks (cost $8,485,619)		$12,176,596

24

WARRANTS (0.3%)* †	Expiration	Strike
	date	price	Warrants	Value

Bharti Airtel, Ltd. 144A (India)	2/18/14	$0.00	7,211	$32,124

Total warrants (cost $53,823)				$32,124

SHORT-TERM INVESTMENTS (2.9%)*			Shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]			365,558	$365,558

Total short-term investments (cost $365,558)				$365,558

TOTAL INVESTMENTS

Total investments (cost $8,905,000)				$12,574,278

Key to holdings abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $12,529,868.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $5,933 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	84.0%	Sweden	1.0%

Japan	5.9	Netherlands	0.9

China	3.2	Singapore	0.8

South Korea	1.7	United Kingdom	0.7

Taiwan	1.2	Other	0.6

		Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

25

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $2,258,572)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	British Pound	Sell	9/20/12	$38,424	$37,771	$(653)

	Canadian Dollar	Buy	9/20/12	21,804	21,438	366

	Euro	Buy	9/20/12	114,980	112,652	2,328

	Barclays Bank PLC

	Euro	Sell	9/20/12	68,560	67,125	(1,435)

	Hong Kong Dollar	Sell	9/20/12	59,879	59,897	18

	Japanese Yen	Buy	9/20/12	64,913	65,005	(92)

	Swedish Krona	Buy	9/20/12	28,357	27,751	606

	Citibank, N.A.

	British Pound	Buy	9/20/12	22,229	21,847	382

	Euro	Sell	9/20/12	63,528	62,210	(1,318)

	Credit Suisse AG

	Euro	Sell	9/20/12	24,782	24,251	(531)

	Japanese Yen	Buy	9/20/12	157,622	157,868	(246)

	Deutsche Bank AG

	Canadian Dollar	Buy	9/20/12	5,476	5,386	90

	Euro	Sell	9/20/12	126	123	(3)

	Goldman Sachs International

	Canadian Dollar	Sell	9/20/12	42,796	42,104	(692)

	Euro	Buy	9/20/12	54,848	53,727	1,121

	Japanese Yen	Buy	9/20/12	10,282	10,294	(12)

	Swedish Krona	Buy	9/20/12	38,272	37,460	812

HSBC Bank USA, National Association

	Euro	Buy	9/20/12	104,916	102,789	2,127

	Hong Kong Dollar	Buy	9/20/12	8,175	8,176	(1)

	Japanese Yen	Buy	9/20/12	42,410	42,451	(41)

	JPMorgan Chase Bank, N.A.

	British Pound	Buy	9/20/12	132,736	130,462	2,274

	Canadian Dollar	Sell	9/20/12	28,902	28,440	(462)

	Euro	Buy	9/20/12	225,935	221,350	4,585

	Hong Kong Dollar	Sell	9/20/12	24,563	24,570	7

	Japanese Yen	Buy	9/20/12	68,213	68,312	(99)

	Swedish Krona	Sell	9/20/12	76,137	74,551	(1,586)

	Royal Bank of Scotland PLC (The)

	Euro	Buy	9/20/12	217,758	213,346	4,412

	Japanese Yen	Sell	9/20/12	163,430	163,943	513

	State Street Bank and Trust Co.

	Canadian Dollar	Buy	9/20/12	41,579	40,887	692

	Euro	Sell	9/20/12	99,004	96,973	(2,031)

	Swedish Krona	Buy	9/20/12	317	310	7

26

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $2,258,572) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG

	British Pound	Sell	9/20/12	$50,808	$49,941	$(867)

	Canadian Dollar	Buy	9/20/12	63,890	62,842	1,048

	Euro	Buy	9/20/12	41,136	40,287	849

Westpac Banking Corp.

	British Pound	Sell	9/20/12	50,173	49,309	(864)

	Euro	Sell	9/20/12	21,134	20,698	(436)

	Japanese Yen	Sell	9/20/12	12,007	12,026	19

Total						$10,887

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$198,338	$60,574	$—

Information technology	10,648,072	1,269,612	—

Total common stocks	10,846,410	1,330,186	—

Warrants	—	32,124	—

Short-term investments	365,558	—	—

Totals by level	$11,211,968	$1,362,310	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$10,887	$—

Totals by level	$—	$10,887	$—

The accompanying notes are an integral part of these financial statements.

27

Statement of assets and liabilities 8/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,539,442)	$12,208,720
Affiliated issuers (identified cost $365,558) (Notes 1 and 6)	365,558

Foreign currency (cost $1,816) (Note 1)	1,818

Dividends, interest and other receivables	14,497

Receivable for shares of the fund sold	22,337

Receivable for investments sold	140,648

Unrealized appreciation on forward currency contracts (Note 1)	22,256

Receivable from Manager (Note 2)	4,355

Total assets	12,780,189

LIABILITIES

Payable for investments purchased	119,124

Payable for shares of the fund repurchased	45,992

Payable for investor servicing fees (Note 2)	5,596

Payable for custodian fees (Note 2)	7,877

Payable for Trustee compensation and expenses (Note 2)	1,569

Payable for administrative services (Note 2)	26

Payable for distribution fees (Note 2)	5,290

Payable for auditing fees	43,039

Unrealized depreciation on forward currency contracts (Note 1)	11,369

Other accrued expenses	10,439

Total liabilities	250,321

Net assets	$12,529,868

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,045,415

Accumulated net investment loss (Note 1)	(34,750)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,160,971)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,680,174

Total — Representing net assets applicable to capital shares outstanding	$12,529,868

(Continued on next page)

28

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($8,470,818 divided by 520,926 shares)	$16.26

Offering price per class A share (100/94.25 of $16.26)*	$17.25

Net asset value and offering price per class B share ($996,167 divided by 62,952 shares)**	$15.82

Net asset value and offering price per class C share ($1,115,948 divided by 70,528 shares)**	$15.82

Net asset value and redemption price per class M share ($102,577 divided by 6,419 shares)	$15.98

Offering price per class M share (100/96.50 of $15.98)*	$16.56

Net asset value, offering price and redemption price per class R share
($65,152 divided by 4,036 shares)	$16.14

Net asset value, offering price and redemption price per class Y share
($1,779,206 divided by 108,543 shares)	$16.39

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

29

Statement of operations Year ended 8/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $4,718)	$144,565

Interest (including interest income of $311 from investments in affiliated issuers) (Note 6)	311

Securities lending (Note 1)	2,219

Total investment income	147,095

EXPENSES

Compensation of Manager (Note 2)	73,800

Investor servicing fees (Note 2)	37,744

Custodian fees (Note 2)	16,057

Trustee compensation and expenses (Note 2)	907

Administrative services (Note 2)	368

Distribution fees — Class A (Note 2)	20,939

Distribution fees — Class B (Note 2)	8,143

Distribution fees — Class C (Note 2)	9,143

Distribution fees — Class M (Note 2)	795

Distribution fees — Class R (Note 2)	196

Reports to shareholders	15,624

Auditing fees	49,598

Other	2,956

Fees waived and reimbursed by Manager (Note 2)	(62,159)

Total expenses	174,111

Expense reduction (Note 2)	(640)

Net expenses	173,471

Net investment loss	(26,376)

Net realized loss on investments (Notes 1 and 3)	(1,011,272)

Net realized loss on foreign currency transactions (Note 1)	(24,200)

Net realized gain on written options (Notes 1 and 3)	7,969

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	9,978

Net unrealized appreciation of investments during the year	2,568,359

Net gain on investments	1,550,834

Net increase in net assets resulting from operations	$1,524,458

The accompanying notes are an integral part of these financial statements.

30

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/12	Year ended 8/31/11

Operations:
Net investment loss	$(26,376)	$(35,658)

Net realized gain (loss) on investments
and foreign currency transactions	(1,027,503)	583,969

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	2,578,337	439,960

Net increase in net assets resulting from operations	1,524,458	988,271

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	(110,402)	(162,378)

Class B	(10,004)	(9,831)

Class C	(11,233)	(9,959)

Class M	(1,557)	(2,571)

Class R	(402)	(448)

Class Y	(16,582)	(16,313)

From return of capital
Class A	(8,703)	—

Class B	(789)	—

Class C	(885)	—

Class M	(123)	—

Class R	(32)	—

Class Y	(1,307)	—

From net realized long-term gain on investments
Class A	(267,709)	(54,889)

Class B	(24,260)	(3,323)

Class C	(27,238)	(3,366)

Class M	(3,777)	(869)

Class R	(974)	(151)

Class Y	(40,208)	(5,514)

Redemption fees (Note 1)	2,710	2,272

Increase from capital share transactions (Note 4)	890,026	1,986,461

Total increase in net assets	1,891,009	2,707,392

NET ASSETS

Beginning of year	10,638,859	7,931,467

End of year (including accumulated net investment loss
of $34,750 and $1,727, respectively)	$12,529,868	$10,638,859

The accompanying notes are an integral part of these financial statements.

31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
August 31, 2012	$14.86	(.02)	2.17	2.15	—	(.73)	(.02)	(.75)	— [e]	$16.26	15.32	$8,471	1.41	(.14)	45
August 31, 2011	13.26	(.04)	2.02	1.98	—	(.38)	—	(.38)	— [e]	14.86	14.78	7,886	1.40	(.24)	101
August 31, 2010	13.67	(.07)	.54	.47	(.05)	(.84)	—	(.89)	.01	13.26	2.98	6,261	1.48	(.46)	161
August 31, 2009†	10.00	(.02)	3.69	3.67	—	—	—	—	— [e]	13.67	36.70 *	5,650	1.12 *	(.14) *	132 *

Class B
August 31, 2012	$14.59	(.13)	2.11	1.98	—	(.73)	(.02)	(.75)	— [e]	$15.82	14.41	$996	2.16	(.88)	45
August 31, 2011	13.12	(.15)	2.00	1.85	—	(.38)	—	(.38)	— [e]	14.59	13.93	691	2.15	(1.00)	101
August 31, 2010	13.60	(.17)	.53	.36	(.01)	(.84)	—	(.85)	.01	13.12	2.19	443	2.23	(1.19)	161
August 31, 2009†	10.00	(.08)	3.68	3.60	—	—	—	—	— [e]	13.60	36.00 *	210	1.65 *	(.70) *	132 *

Class C
August 31, 2012	$14.59	(.13)	2.11	1.98	—	(.73)	(.02)	(.75)	— [e]	$15.82	14.41	$1,116	2.16	(.87)	45
August 31, 2011	13.12	(.15)	2.00	1.85	—	(.38)	—	(.38)	— [e]	14.59	13.93	749	2.15	(1.00)	101
August 31, 2010	13.60	(.16)	.52	.36	(.02)	(.84)	—	(.86)	.02	13.12	2.24	429	2.23	(1.14)	161
August 31, 2009†	10.00	(.08)	3.68	3.60	—	—	—	—	— [e]	13.60	36.00 *	66	1.65 *	(.71) *	132 *

Class M
August 31, 2012	$14.69	(.10)	2.14	2.04	—	(.73)	(.02)	(.75)	— [e]	$15.98	14.73	$103	1.91	(.64)	45
August 31, 2011	13.18	(.12)	2.01	1.89	—	(.38)	—	(.38)	— [e]	14.69	14.18	98	1.90	(.77)	101
August 31, 2010	13.62	(.13)	.54	.41	(.02)	(.84)	—	(.86)	.01	13.18	2.50	79	1.98	(.94)	161
August 31, 2009†	10.00	(.08)	3.70	3.62	—	—	—	—	— [e]	13.62	36.20 *	47	1.47 *	(.65) *	132 *

Class R
August 31, 2012	$14.80	(.05)	2.14	2.09	—	(.73)	(.02)	(.75)	— [e]	$16.14	14.96	$65	1.66	(.35)	45
August 31, 2011	13.24	(.08)	2.02	1.94	—	(.38)	—	(.38)	— [e]	14.80	14.50	32	1.65	(.51)	101
August 31, 2010	13.64	(.10)	.55	.45	(.02)	(.84)	—	(.86)	.01	13.24	2.80	14	1.73	(.71)	161
August 31, 2009†	10.00	(.03)	3.67	3.64	—	—	—	—	— [e]	13.64	36.40 *	14	1.29 *	(.28) *	132 *

Class Y
August 31, 2012	$14.94	.02	2.18	2.20	—	(.73)	(.02)	(.75)	— [e]	$16.39	15.58	$1,779	1.16	.13	45
August 31, 2011	13.30	— [e]	2.02	2.02	—	(.38)	—	(.38)	— [e]	14.94	15.04	1,182	1.15	— [f]	101
August 31, 2010	13.69	(.03)	.55	.52	(.08)	(.84)	—	(.92)	.01	13.30	3.29	705	1.23	(.18)	161
August 31, 2009†	10.00	— [e]	3.69	3.69	—	—	—	—	— [e]	13.69	36.90 *	318	.94 *	.01 *	132 *

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2012	0.53%

August 31, 2011	0.60

August 31, 2010	1.15

August 31, 2009	4.13

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 8/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through August 31, 2012.

Putnam Global Technology Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by concentrating its investments in the technology industries. The fund invests mainly in common stocks (growth or value or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to enhance the returns on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund did not have any activity on purchased options contracts during the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,229 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $9,391 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$9,391	$—	$9,391	*

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,047,423 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $23,937 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2012 and August 31, 2012, and (ii) specified ordinary losses recognized during the period between November 1, 2011 and August 31, 2012), to its fiscal year ending August 31, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals, net operating loss and return of capital due to distributions which exceed those required under the excise rules. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $6,647 to increase accumulated net investment loss, $17,555 to decrease paid-in-capital and $24,202 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,966,058
Unrealized depreciation	(400,937)

Net unrealized appreciation	3,565,121
Capital loss carryforward	(9,391)
Post-October capital loss deferral	(1,047,423)
Late year ordinary loss deferral	(23,937)
Cost for federal income tax purposes	$9,009,157

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $62,159 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets.

The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $83 under the expense offset arrangements and by $557 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $10 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,576 and $12 from the sale of class A and class M shares, respectively, and received $625 and $82 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,308,717 and $5,137,763, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	936	16,957
Options exercised	—	—
Options expired	—	—
Options closed	(936)	(16,957)

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	143,305	$2,239,390	312,057	$4,967,817

Shares issued in connection with
reinvestment of distributions	19,886	274,822	13,510	211,977

	163,191	2,514,212	325,567	5,179,794

Shares repurchased	(172,805)	(2,644,319)	(267,231)	(4,157,597)

Net increase (decrease)	(9,614)	$(130,107)	58,336	$1,022,197

	Year ended 8/31/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	23,533	$368,509	27,693	$431,880

Shares issued in connection with
reinvestment of distributions	2,539	34,327	821	12,724

	26,072	402,836	28,514	444,604

Shares repurchased	(10,472)	(157,188)	(14,958)	(231,187)

Net increase	15,600	$245,648	13,556	$213,417

	Year ended 8/31/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	25,943	$396,426	32,963	$518,298

Shares issued in connection with
reinvestment of distributions	2,910	39,349	860	13,312

	28,853	435,775	33,823	531,610

Shares repurchased	(9,691)	(146,376)	(15,149)	(228,931)

Net increase	19,162	$289,399	18,674	$302,679

	Year ended 8/31/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	1,572	$23,868	4,808	$73,499

Shares issued in connection with
reinvestment of distributions	343	4,673	221	3,440

	1,915	28,541	5,029	76,939

Shares repurchased	(2,166)	(32,465)	(4,368)	(69,401)

Net increase (decrease)	(251)	$(3,924)	661	$7,538

	Year ended 8/31/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	2,792	$44,564	1,662	$25,205

Shares issued in connection with
reinvestment of distributions	102	1,407	38	599

	2,894	45,971	1,700	25,804

Shares repurchased	(1,046)	(15,247)	(574)	(8,657)

Net increase	1,848	$30,724	1,126	$17,147

	Year ended 8/31/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	47,250	$739,108	36,491	$585,719

Shares issued in connection with
reinvestment of distributions	4,170	58,006	1,383	21,780

	51,420	797,114	37,874	607,499

Shares repurchased	(21,987)	(338,828)	(11,770)	(184,016)

Net increase	29,433	$458,286	26,104	$423,483

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	141,167	27.1%	$2,295,375

Class R	1,144	28.3	18,464

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$22,256	Payables	$11,369

Equity contracts	Investments	32,124	Payables	—

Total		$54,380		$11,369

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(21,836)	$(21,836)

Equity contracts	7,969	—	7,969

Total	$7,969	$(21,836)	$(13,867)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$9,334	$9,334

Equity contracts	(31,240)	—	(31,240)

Total	$(31,240)	$9,334	$(21,906)

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $311 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,820,100 and $2,560,364, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

48

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
KPMG LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN722
276908 10/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2012	$38,707	$--	$4,200	$ —
August 31, 2011	$51,306	$--	$4,100	$ —

For the fiscal years ended August 31, 2012 and August 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,200 and $4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2012	$ —	$ —	$ —	$ —

August 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGBZX

Putnam Global Telecommunications Fund

Annual report
8|31|12

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of telecommunications companies worldwide.

Putnam Global
Telecommunications
Fund

Annual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in telecommunications companies worldwide

In 1979, in Tokyo, Japan, the first commercial cellular telephone system began operations. Today — over 30 years later — billions of consumers worldwide carry their telephones, music, movies, games, Internet access, and computer systems in devices considerably smaller than those first cell phones.

Telecommunications — defined as the transmission of information, such as words, sounds, or images, usually over great distances — has experienced an astounding array of advances over the years. Putnam Global Telecommunications Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. Under normal circumstances, the fund invests at least 80% of its assets in stocks of companies engaged in telecommunications industries.

The fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The fund’s manager focuses primarily on large and midsize companies, and has the flexibility to invest in U.S. and international markets.

The telecommunications sector includes telephone and wireless companies; providers of mobile devices and services such as text messaging and mobile Internet connectivity; and cable companies offering high-speed Internet access and video programming.

The fund’s manager conducts intensive research with support from analysts in Putnam’s Global Equity Research group. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund: Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds: Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your fund’s portfolio manager

Vivek, how did the telecommunications sector perform in the context of global markets during the fund’s fiscal year?

Over the full fiscal year, the fund’s benchmark, the MSCI World Telecommunications Services Index (ND), performed in line with the MSCI World Index, with both finishing with returns above 8%. However, telecommunication stocks outpaced the broader index and other sectors by a significant margin during the second half of the period. The advantage came from the defensive characteristics of the sector. Many telecom companies offer attractive valuations, strong free cash flow, and attractive dividends. Markets favored these characteristics since February, as the European debt crisis worsened and global economic growth deteriorated.

How did the fund’s performance during the period compare to the sector’s?

The fund outperformed the benchmark by a significant margin, and the key contributor to performance was stock selection. We employ active fundamental research to identify stocks that offer compelling growth characteristics and reasonable valuations. We also continued to pursue the “convergence” theme that is creating growth opportunities for many companies. Aside from these factors, currency exposures had a much smaller, but negative, impact on overall results. We position the fund with the same currency exposures as the benchmark index, so that stock-selection decisions serve as the dominant factor in the fund’s relative results.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

How was the convergence theme manifest in the fund’s positioning?

We target stocks of companies that profit from rapidly growing demand for data and video traffic over the expanding number of network devices, such as smartphones, tablets, computers, and televisions.

Several top holdings — and several top performers — during the period were cable television companies, such as Comcast in the United States and Kabel Deutschland in Germany. Both thrived as consumers continued to embrace the “triple play” concept of subscribing to telephone services, broadband Internet, and television programming from the same provider. While traditional telephone companies are also offering these services, we believe the cable companies possess advantages.

Why are cable companies faring better than telephone companies?

First, cable companies, with their hybrid fiber-coaxial technology, have better infrastructure to offer high-speed broadband. Telephone companies, by contrast, still largely rely on their copper-based infrastructure, especially when it comes to the “last mile,” or the final connection from street into home. Of course, some telephone companies have started deploying fiber-based infrastructure to compete effectively with cable companies. A prime example is Verizon Communications’ FiOS network. However, given the large amounts of capital required to deploy fiber networks, a large-scale fiber rollout is rare among telephone companies. This provides cable companies with a window of opportunity to gain market share.

Second, we believe the customer base of cable companies is “stickier” in the sense that customers have greater loyalty to the company that provides television programs rather than telephone or broadband service. Finally, in our opinion, economics favor cable companies. For them, broadband and telephony have high gross margins because there is no programming cost involved. Since these services use the same infrastructure, the incremental returns for cable companies is quite high. Telephone companies, on the

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

other hand, need to obtain programming to offer television service, which would mean a lower incremental return than that of their existing business.

Aside from cable and telephone companies, what other stocks performed well?

Telecity Group of the United Kingdom and Interxion of the Netherlands are premium, carrier-neutral, co-location data-center companies. Their data centers operate like hubs bringing together multiple carriers, which makes them carrier-neutral, as well as Internet exchanges. This combination makes it attractive for customers looking for high connectivity and quick response times. Internet traffic, led by video, is growing rapidly, and within it the demand for carrier-neutral data centers is growing even faster. Given planning issues in European city centers, the supply side is currently unable to catch up with demand. Telecity and Interxion are both adding new data centers while getting price increases in their existing centers. As such, both companies offer attractive growth prospects.

What was your strategy for market and regional exposures?

Market and regional exposures changed during the year, as we went from an overweight position in U.S. stocks toward greater emphasis on European stocks. This shift reflected an industry preference more than a top-down regional decision, in that our positions in European cable companies expanded.

In addition, we added some European stocks to the portfolio that had suffered disproportionately due to economic troubles in Europe, despite having attractive non-European assets. Near the end of the period, we added French company Vivendi, primarily because

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

7

it has diverse businesses, including a majority stake in U.S. video game maker Activision, as well as telecom operations in Brazil. Only 25% of its business is in French wireless services, which is vulnerable to a profit margin squeeze.

The fund also holds United Kingdom-based Vodafone Group, which owns 45% of Verizon Wireless in the United States. Vodafone contributed positively to the fund’s relative results.

In the last update six months ago, you noted that regulations in Europe had made wireless providers less attractive. Have there been any new developments?

We continue to believe that efforts by European regulators to foster competition in wireless telephony make stocks in this industry less attractive. For example, regulators have imposed lower limits on wireless termination and roaming rates while allowing new competitors to enter certain markets. All of these factors pressure profit margins, which can be particularly damaging to incumbent telecom companies with exposure to wireless telephony. This was a chief reason that we did not own France Telecom, for example — a decision that helped our results.

In contrast to the wireless business in Europe, which remains challenged, we saw a positive development in July in the fixed telephony business. The European Commission, the executive regulator of the European Union, signaled policy flexibility to encourage investment in fiber technologies that support faster broadband service. The implication of this move may be higher broadband pricing in the medium term, as incumbent telecommunication companies will look to earn a return on any investment they make in fiber. I will monitor this trend, as I believe it appears likely the European cable companies that the fund owns should benefit from rising broadband prices.

What were some disappointments in the period?

The fund held NII Holdings, which is based in the United States but operates wireless telecommunications services for businesses in Latin America. Although these markets

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

offer attractive growth prospects, we underestimated the profitability pressure that NII would face, and we decided to eliminate the position during the period.

Limited exposure to tower companies that build and maintain cellular towers hurt relative performance during the period. Growth in wireless data traffic means that telecom companies need more cellular towers, and this underpins stable growth for tower companies, but the stocks are often priced at a premium. During the period we found American Tower stock to be reasonably valued and built a neutral position relative to the benchmark, but the fund lacked broad exposure to growth in the tower industry.

What is your strategy and outlook for the months ahead?

I would observe that the telecommunications sector continues to demonstrate its defensive characteristics. Over the past three years, amid significant economic weakness and Europe’s financial crisis, the telecommunications sector has outperformed broader markets. While U.S. stocks have driven much of the outperformance in recent years, new opportunities may emerge in Europe. European regulators are encouraging investment in fiber infrastructure by hinting at relaxing the regulatory burden.

Despite some common global trends, the telecom services industry remains largely influenced by domestic regulatory, competitive, and economic factors. We aim to take advantage of this with our global mandate. We have moved into markets as opportunities have developed, and moved out of them as conditions deteriorated. This has helped the fund build a solid performance record despite broader market volatility.

Thanks, Vivek, for discussing the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Vivek Gandhi has an M.B.A. from Xavier Labour Relations Institute in Jamshedpur, India, and a B.Eng. from Regional Engineering College in Bhopal, India. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1994.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	67.67%	58.03%	63.19%	60.19%	63.14%	63.14%	64.64%	58.92%	66.18%	69.38%
Annual average	14.98	13.16	14.15	13.58	14.14	14.14	14.42	13.33	14.71	15.30

3 years	58.78	49.71	55.42	52.42	55.37	55.37	56.51	51.05	57.67	60.24
Annual average	16.66	14.40	15.83	15.08	15.82	15.82	16.10	14.74	16.39	17.02

1 year	15.60	8.96	14.79	9.79	14.72	13.72	14.98	10.98	15.30	15.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/12

MSCI World Telecommunications
Services Index (ND)

Life of fund	36.29%
Annual average	8.72

3 years	31.32
Annual average	9.51

1 year	8.62

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $16,319 ($16,019 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $16,314, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,892. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,618 and $16,938, respectively.

Fund price and distribution information For the 12-month period ended 8/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.447		$0.378	$0.405	$0.395		$0.455	$0.478

Capital gains — Long-term	0.065		0.065	0.065	0.065		0.065	0.065

Capital gains — Short-term	0.098		0.098	0.098	0.098		0.098	0.098

Total	$0.610		$0.541	$0.568	$0.558		$0.618	$0.641

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$13.13	$13.93	$12.94	$12.94	$13.05	$13.52	$13.11	$13.17

8/31/12	14.46	15.34	14.22	14.18	14.35	14.87	14.39	14.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	74.40%	64.37%	69.50%	66.50%	69.59%	69.59%	71.18%	65.24%	72.88%	76.14%
Annual average	15.84	14.04	14.97	14.43	14.99	14.99	15.27	14.20	15.57	16.15

3 years	57.11	48.05	53.53	50.53	53.61	53.61	54.78	49.38	56.03	58.26
Annual average	16.25	13.97	15.36	14.61	15.38	15.38	15.67	14.31	15.99	16.54

1 year	27.00	19.69	26.05	21.05	26.07	25.07	26.42	21.98	26.71	27.40

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses
for the fiscal year ended 8/31/11	2.35%	3.10%	3.10%	2.85%	2.60%	2.10%

Annualized expense ratio
for the six-month period
ended 8/31/12†	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.44	$11.41	$11.41	$10.08	$8.76	$6.12

Ending value (after expenses)	$1,114.90	$1,110.90	$1,110.40	$1,111.50	$1,112.90	$1,116.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.10	$10.89	$10.89	$9.63	$8.36	$5.84

Ending value (after expenses)	$1,018.10	$1,014.33	$1,014.33	$1,015.58	$1,016.84	$1,019.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Telecommunications Services Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the telecommunications sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

16

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related

17

expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major

18

factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark over the one- and three-year periods ended December 31, 2011. Putnam Global Telecommunications Fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its internal benchmark over the one- and three-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund.

19

These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Telecommunications Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from December 18, 2008 (commencement of operations) through August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Telecommunications Fund as of August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 10, 2012

22

The fund’s portfolio 8/31/12

COMMON STOCKS (97.0%)*	Shares	Value

Communications equipment (2.2%)
Qualcomm, Inc.	4,900	$301,154

		301,154
Diversified telecommunication services (47.3%)
AT&T, Inc.	62,966	2,307,074

Hutchison Telecommunications Hong Kong Holdings, Ltd. (Hong Kong)	580,000	284,457

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	6,800	314,728

TalkTalk Telecom Group PLC (United Kingdom)	56,101	172,735

TDC A/S (Denmark)	44,431	295,138

Telecom Italia SpA (Italy)	131,846	122,482

Telefonica SA (Spain)	10,692	135,002

Verizon Communications, Inc.	38,618	1,658,257

Vivendi (France)	32,028	626,768

Ziggo NV (Netherlands) †	16,709	521,722

		6,438,363
Internet software and services (3.6%)
Telecity Group PLC (United Kingdom) †	35,192	486,372

		486,372
IT Services (1.3%)
InterXion Holding NV (Netherlands) †	9,200	175,628

		175,628
Media (17.1%)
Comcast Corp. Class A	16,283	545,969

DISH Network Corp. Class A	4,300	137,557

Jupiter Telecommunications Co., Ltd. (Japan)	466	475,001

Kabel Deutschland Holding AG (Germany) †	8,699	575,331

Time Warner Cable, Inc.	1,700	150,994

Virgin Media, Inc. (United Kingdom)	16,000	441,120

		2,325,972
Real estate investment trusts (REITs) (2.1%)
American Tower Corp. Class A	4,100	288,640

		288,640
Wireless telecommunication services (23.4%)
Softbank Corp. (Japan)	16,300	666,823

Sprint Nextel Corp. †	96,229	466,711

Vodafone Group PLC (United Kingdom)	714,021	2,058,414

		3,191,948

Total common stocks (cost $11,107,705)		$13,208,077

SHORT-TERM INVESTMENTS (3.3%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	450,881	$450,881

Total short-term investments (cost $450,881)		$450,881

TOTAL INVESTMENTS

Total investments (cost $11,558,586)		$13,658,958

23

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $13,611,854.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $22,209 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value)

United States	46.1%	Germany	4.2%

United Kingdom	23.1	Denmark	2.2

Japan	10.7	Hong Kong	2.1

Netherlands	5.1	Spain	1.0

France	4.6	Italy	0.9

		Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $5,233,494)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	9/20/12	$42,713	$43,414	$(701)

	British Pound	Buy	9/20/12	1,588	1,380	208

	Euro	Buy	9/20/12	234,993	230,235	4,758

	Swedish Krona	Buy	9/20/12	42,181	41,270	911

	Swiss Franc	Buy	9/20/12	193,509	189,126	4,383

Barclays Bank PLC

	Australian Dollar	Buy	9/20/12	46,118	46,840	(722)

	Canadian Dollar	Buy	9/20/12	125,244	123,603	1,641

	Hong Kong Dollar	Sell	9/20/12	153,139	153,178	39

	Japanese Yen	Sell	9/20/12	281,940	282,337	397

	Norwegian Krone	Buy	9/20/12	51,323	49,418	1,905

	Singapore Dollar	Buy	9/20/12	42,278	42,142	136

	Swedish Krona	Buy	9/20/12	19,378	18,964	414

	Swiss Franc	Buy	9/20/12	20,954	20,495	459

Citibank, N.A.

	British Pound	Sell	9/20/12	77,324	75,996	(1,328)

	Danish Krone	Sell	9/20/12	268,432	260,237	(8,195)

	Singapore Dollar	Buy	9/20/12	4,573	4,560	13

	Swiss Franc	Sell	9/20/12	50,080	48,987	(1,093)

24

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $5,233,494) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Credit Suisse AG

	Australian Dollar	Buy	9/20/12	$28,785	$29,246	$(461)

	British Pound	Buy	9/20/12	6,827	6,926	(99)

	Canadian Dollar	Buy	9/20/12	64,092	63,093	999

	Euro	Buy	9/20/12	109,823	107,466	2,357

	Japanese Yen	Buy	9/20/12	108,667	108,837	(170)

	New Zealand Dollar	Buy	9/20/12	36,438	36,620	(182)

	Norwegian Krone	Buy	9/20/12	30,628	29,471	1,157

	Swedish Krona	Buy	9/20/12	52,428	51,315	1,113

	Deutsche Bank AG

	Australian Dollar	Buy	9/20/12	14,547	14,755	(208)

	British Pound	Buy	9/20/12	476	475	1

	British Pound	Sell	9/20/12	476	468	(8)

	Swedish Krona	Buy	9/20/12	57,408	56,165	1,243

	Goldman Sachs International

	Canadian Dollar	Buy	9/20/12	37,827	37,215	612

	Euro	Buy	9/20/12	162,155	158,839	3,316

	Japanese Yen	Buy	9/20/12	94,273	94,393	(120)

	Norwegian Krone	Buy	9/20/12	27,990	26,963	1,027

	Swedish Krona	Buy	9/20/12	4,844	4,742	102

HSBC Bank USA, National Association

	Euro	Buy	9/20/12	286,444	280,636	5,808

	Hong Kong Dollar	Sell	9/20/12	57,983	57,996	13

	Singapore Dollar	Buy	9/20/12	17,810	17,752	58

	JPMorgan Chase Bank, N.A.

	British Pound	Sell	9/20/12	340,416	334,581	(5,835)

	Canadian Dollar	Buy	9/20/12	73,625	72,448	1,177

	Euro	Buy	9/20/12	49,817	48,914	903

	Hong Kong Dollar	Sell	9/20/12	58,550	58,568	18

	Japanese Yen	Buy	9/20/12	67,324	67,120	204

	Singapore Dollar	Buy	9/20/12	235,056	234,391	665

	Swedish Krona	Buy	9/20/12	87,607	85,781	1,826

	Swiss Franc	Sell	9/20/12	97,959	95,826	(2,133)

	Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/20/12	46,118	46,795	(677)

	Canadian Dollar	Buy	9/20/12	17,443	17,157	286

	Euro	Sell	9/20/12	19,624	18,898	(726)

	Japanese Yen	Buy	9/20/12	42,396	42,441	(45)

	Swiss Franc	Buy	9/20/12	11,315	11,062	253

	State Street Bank and Trust Co.

	Australian Dollar	Buy	9/20/12	33,943	34,427	(484)

	Canadian Dollar	Buy	9/20/12	104,353	102,616	1,737

	Euro	Sell	9/20/12	475,646	465,887	(9,759)

	Israeli Shekel	Buy	9/20/12	41,920	41,790	130

25

FORWARD CURRENCY. CONTRACTS . at 8/31/12 (aggregate face value $5,233,494) cont. Shares

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Norwegian Krone	Buy	9/20/12	$31,439	$30,290	$1,149

	Swedish Krona	Buy	9/20/12	95,681	93,655	2,026

UBS AG

	British Pound	Buy	9/20/12	32,232	32,130	102

	British Pound	Sell	9/20/12	32,232	31,681	(551)

	Canadian Dollar	Buy	9/20/12	86,302	84,887	1,415

	Euro	Buy	9/20/12	83,405	81,684	1,721

	Norwegian Krone	Buy	9/20/12	26,765	25,767	998

	Swedish Krona	Sell	9/20/12	25,671	25,114	(557)

	Swiss Franc	Buy	9/20/12	46,727	45,687	1,040

Westpac Banking Corp.

	Australian Dollar	Buy	9/20/12	20,634	20,956	(322)

	British Pound	Buy	9/20/12	7,145	6,562	583

	Canadian Dollar	Buy	9/20/12	55,270	54,379	891

	Japanese Yen	Sell	9/20/12	106,285	106,445	160

Total						$15,978

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$1,275,640	$1,050,332	$—

Financials	288,640	—	—

Information technology	476,782	486,372	—

Telecommunication services	4,432,042	5,198,269	—

Total common stocks	6,473,104	6,734,973	—

Short-term investments	450,881	—	—

Totals by level	$6,923,985	$6,734,973	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$15,978	$—

Totals by level	$—	$15,978	$—

The accompanying notes are an integral part of these financial statements.

26

Statement of assets and liabilities 8/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $11,107,705)	$13,208,077
Affiliated issuers (identified cost $450,881) (Note 6)	450,881

Dividends, interest and other receivables	17,178

Receivable for shares of the fund sold	7,923

Unrealized appreciation on forward currency contracts (Note 1)	50,354

Receivable from Manager (Note 2)	2,459

Total assets	13,736,872

LIABILITIES

Payable for shares of the fund repurchased	16,298

Payable for investor servicing fees (Note 2)	6,434

Payable for custodian fees (Note 2)	8,702

Payable for Trustee compensation and expenses (Note 2)	1,477

Payable for administrative services (Note 2)	30

Payable for distribution fees (Note 2)	5,332

Unrealized depreciation on forward currency contracts (Note 1)	34,376

Payable for auditing	43,051

Payable for reports to shareholders	8,227

Other accrued expenses	1,091

Total liabilities	125,018

Net assets	$13,611,854

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,487,786

Undistributed net investment income (Note 1)	117,576

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(109,812)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,116,304

Total — Representing net assets applicable to capital shares outstanding	$13,611,854

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($9,830,500 divided by 679,656 shares)	$14.46

Offering price per class A share (100/94.25 of $14.46)*	$15.34

Net asset value and offering price per class B share ($376,895 divided by 26,510 shares)**	$14.22

Net asset value and offering price per class C share ($1,049,271 divided by 73,973 shares)**	$14.18

Net asset value and redemption price per class M share ($40,487 divided by 2,821 shares)	$14.35

Offering price per class M share (100/96.50 of $14.35)*	$14.87

Net asset value, offering price and redemption price per class R share
($117,170 divided by 8,140 shares)	$14.39

Net asset value, offering price and redemption price per class Y share
($2,197,531 divided by 151,389 shares)	$14.52

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations Year ended 8/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $10,682)	$404,097

Interest (including interest income of $345 from investments in affiliated issuers) (Note 6)	345

Total investment income	404,442

EXPENSES

Compensation of Manager (Note 2)	64,746

Investor servicing fees (Note 2)	33,009

Custodian fees (Note 2)	20,550

Trustee compensation and expenses (Note 2)	844

Administrative services (Note 2)	341

Distribution fees — Class A (Note 2)	20,517

Distribution fees — Class B (Note 2)	2,364

Distribution fees — Class C (Note 2)	7,314

Distribution fees — Class M (Note 2)	275

Distribution fees — Class R (Note 2)	368

Reports to shareholders	14,483

Auditing	49,106

Other	3,104

Fees waived and reimbursed by Manager (Note 2)	(67,916)

Total expenses	149,105

Expense reduction (Note 2)	(34)

Net expenses	149,071

Net investment income	255,371

Net realized loss on investments (Notes 1 and 3)	(81,959)

Net realized loss on foreign currency transactions (Note 1)	(71,693)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	11,703

Net unrealized appreciation of investments during the year	1,444,354

Net gain on investments	1,302,405

Net increase in net assets resulting from operations	$1,557,776

The accompanying notes are an integral part of these financial statements.

28

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/12	Year ended 8/31/11

Operations:
Net investment income	$255,371	$250,950

Net realized gain (loss) on investments
and foreign currency transactions	(153,652)	256,974

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,456,057	350,251

Net increase in net assets resulting from operations	1,557,776	858,175

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(264,501)	(132,743)

Class B	(7,386)	(1,804)

Class C	(18,906)	(3,544)

Class M	(1,196)	(317)

Class R	(2,317)	(302)

Class Y	(28,511)	(11,554)

Net realized short-term gain on investments

Class A	(57,721)	(125,175)

Class B	(1,905)	(1,935)

Class C	(4,553)	(4,069)

Class M	(296)	(374)

Class R	(496)	(320)

Class Y	(5,818)	(10,233)

From net realized long-term gain on investments
Class A	(38,548)	(79,546)

Class B	(1,272)	(1,230)

Class C	(3,041)	(2,586)

Class M	(197)	(237)

Class R	(332)	(204)

Class Y	(3,885)	(6,503)

Redemption fees (Note 1)	2,676	1,796

Increase from capital share transactions (Note 4)	3,765,391	4,051,174

Total increase in net assets	4,884,962	4,528,469

NET ASSETS

Beginning of year	8,726,892	4,198,423

End of year (including undistributed net investment income
of $117,576 and $256,714, respectively)	$13,611,854	$8,726,892

The accompanying notes are an integral part of these financial statements.

29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	(%)

Class A
August 31, 2012	$13.13	.35	1.59	1.94	(.45)	(.16)	(.61)	—	$14.46	15.60	$9,831	1.41	2.61	38
August 31, 2011	11.67	.46	1.84	2.30	(.33)	(.51)	(.84)	—	13.13	20.01	7,395	1.40	3.42	43
August 31, 2010	10.56	.28	1.22	1.50	(.39)	—	(.39)	—	11.67	14.46	3,636	1.48	2.53	80
August 31, 2009†	10.00	.26 [f]	.30	.56	—	—	—	—	10.56	5.60*	3,193	1.02*	2.79*[f]	45*

Class B
August 31, 2012	$12.94	.23	1.59	1.82	(.38)	(.16)	(.54)	—	$14.22	14.79	$377	2.16	1.79	38
August 31, 2011	11.56	.41	1.77	2.18	(.29)	(.51)	(.80)	—	12.94	19.14	201	2.15	3.08	43
August 31, 2010	10.50	.15	1.27	1.42	(.36)	—	(.36)	—	11.56	13.65	40	2.23	1.38	80
August 31, 2009†	10.00	.24 [f]	.26	.50	—	—	—	—	10.50	5.00*	21	1.55*	2.57*[f]	45*

Class C
August 31, 2012	$12.94	.24	1.57	1.81	(.41)	(.16)	(.57)	—	$14.18	14.72	$1,049	2.16	1.81	38
August 31, 2011	11.54	.40	1.78	2.18	(.27)	(.51)	(.78)	—	12.94	19.17	345	2.15	3.01	43
August 31, 2010	10.50	.27	1.14	1.41	(.37)	—	(.37)	—	11.54	13.65	135	2.23	2.43	80
August 31, 2009†	10.00	.21 [f]	.29	.50	—	—	—	—	10.50	5.00*	11	1.55*	2.25*[f]	45*

Class M
August 31, 2012	$13.05	.28	1.58	1.86	(.40)	(.16)	(.56)	—	$14.35	14.98	$40	1.91	2.10	38
August 31, 2011	11.60	.50	1.72	2.22	(.26)	(.51)	(.77)	—	13.05	19.45	39	1.90	3.71	43
August 31, 2010	10.52	.20	1.25	1.45	(.37)	—	(.37)	—	11.60	13.95	12	1.98	1.80	80
August 31, 2009†	10.00	.23 [f]	.29	.52	—	—	—	—	10.52	5.20*	11	1.37*	2.43*[f]	45*

Class R
August 31, 2012	$13.11	.32	1.58	1.90	(.46)	(.16)	(.62)	—	$14.39	15.30	$117	1.66	2.39	38
August 31, 2011	11.65	.41	1.85	2.26	(.29)	(.51)	(.80)	—	13.11	19.73	17	1.65	3.04	43
August 31, 2010	10.54	.26	1.22	1.48	(.37)	—	(.37)	—	11.65	14.22	12	1.73	2.32	80
August 31, 2009†	10.00	.24 [f]	.30	.54	—	—	—	—	10.54	5.40*	11	1.19*	2.60*[f]	45*

Class Y
August 31, 2012	$13.17	.31	1.68	1.99	(.48)	(.16)	(.64)	—	$14.52	15.99	$2,198	1.16	2.30	38
August 31, 2011	11.70	.50	1.83	2.33	(.35)	(.51)	(.86)	—	13.17	20.27	729	1.15	3.75	43
August 31, 2010	10.57	.35	1.20	1.55	(.42)	—	(.42)	—	11.70	14.87	363	1.23	3.17	80
August 31, 2009†	10.00	.33 [f]	.24	.57	—	—	—	—	10.57	5.70*	98	.84*	3.42*[f]	45*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2012	0.67%

August 31, 2011	0.95

August 31, 2010	2.64

August 31, 2009	5.90

e Includes amounts paid through expense offset and/or brokerage/service arrangements.

f Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.04	0.39%

Class B	0.03	0.37

Class C	0.04	0.39

Class M	0.04	0.39

Class R	0.04	0.39

Class Y	0.02	0.26

The accompanying notes are an integral part of these financial statements.

32

Notes to financial statements 8/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through August 31, 2012.

Putnam Global Telecommunications Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide in the telecommunication industries that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

33

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

34

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $5,300,000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $19,888 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected

35

as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $80,063 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $71,692 to decrease undistributed net investment income and $71,692 to decrease to accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,249,127
Unrealized depreciation	(178,504)

Net unrealized appreciation	2,070,623
Undistributed ordinary income	140,808
Post-October capital loss deferral	(80,063)
Cost for federal income tax purposes	$11,588,335

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $67,916 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management

36

or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $34 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,025 and no monies from the sale of class A and class M shares, respectively, and received $267 and $541 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,132,397 and $3,793,391, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

37

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	210,408	$2,778,579	364,891	$4,891,849

Shares issued in connection with
reinvestment of distributions	14,299	175,731	26,136	326,487

	224,707	2,954,310	391,027	5,218,336

Shares repurchased	(108,169)	(1,421,417)	(139,414)	(1,898,776)

Net increase	116,538	$1,532,893	251,613	$3,319,560

	Year ended 8/31/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	19,412	$263,300	16,003	$209,938

Shares issued in connection with
reinvestment of distributions	797	9,679	383	4,742

	20,209	272,979	16,386	214,680

Shares repurchased	(9,259)	(120,475)	(4,267)	(56,871)

Net increase	10,950	$152,504	12,119	$157,809

	Year ended 8/31/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	61,224	$799,989	17,341	$234,095

Shares issued in connection with
reinvestment of distributions	2,134	25,847	774	9,580

	63,358	825,836	18,115	243,675

Shares repurchased	(16,070)	(213,948)	(3,127)	(41,075)

Net increase	47,288	$611,888	14,988	$202,600

	Year ended 8/31/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	332	$4,818	2,834	$37,912

Shares issued in connection with
reinvestment of distributions	122	1,496	75	928

	454	6,314	2,909	38,840

Shares repurchased	(658)	(8,450)	(917)	(11,209)

Net increase (decrease)	(204)	$(2,136)	1,992	$27,631

	Year ended 8/31/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	6,921	$90,859	179	$2,435

Shares issued in connection with
reinvestment of distributions	257	3,145	66	826

	7,178	94,004	245	3,261

Shares repurchased	(316)	(4,129)	—	—

Net increase	6,862	$89,875	245	$3,261

38

	Year ended 8/31/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	119,254	$1,688,993	43,194	$584,258

Shares issued in connection with
reinvestment of distributions	3,104	38,214	2,260	28,290

	122,358	1,727,207	45,454	612,548

Shares repurchased	(26,335)	(346,840)	(21,157)	(272,235)

Net increase	96,023	$1,380,367	24,297	$340,313

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value at August 31, 2012

Class A	216,403	31.8%	$3,131,357

Class M	1,147	40.7	16,476

Class R	1,155	14.2	16,630

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$50,354	Payables	$34,376

Total		$50,354		$34,376

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(73,546)	$(73,546)

Total	$(73,546)	$(73,546)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$11,966	$11,966

Total	$11,966	$11,966

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $345 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $4,289,011 and $4,051,445, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

39

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

40

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $277,358 or $0.29 per share (for all classes of shares). Taxes paid to foreign countries were $10,682 or $0.01 per share (for all classes of shares).

The fund designated 88.14% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

41

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
KPMG LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Telecommunications Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN723
276906 10/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2012	$38,706	$--	$4,200	$ —
August 31, 2011	$51,304	$--	$4,100	$ —

For the fiscal years ended August 31, 2012 and August 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,200 and $ 4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2012	$ —	$ —	$ —	$ —

August 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PRYAX

Putnam Retirement Income Fund Lifestyle 2

Annual report
8|31|12

A world of investing.™

Putnam INVESTMENTS

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 2

Annual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	59

About the Trustees	60

Officers	62

Consider these risks before investing: The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. It is important to understand that you can lose money by investing in the fund. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Retirement Income Fund Lifestyle 2

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 2 may be attractive to investors who are willing to accept a prudent amount of risk while seeking income for their retirement years. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

"We can invest across a range of asset classes, including U.S. and international stocks and bonds. We also use absolute return strategies to seek lower volatility."

Jeffrey L. Knight, CFA
Head of Global Asset Allocation
Portfolio Manager
Putnam Retirement Income Lifestyle Funds

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 2 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return Funds.

Strategic allocation

Fixed income **70%**
Equity **30%**

Equity and fixed-income weightings reflect strategic allocations; actual allocations may vary within a certain range. For purposes of measuring the fund's allocations to fixed-income and equity investments, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund* are regarded as fixed-income investments, Putnam Absolute Return 500 Fund* is regarded as a 50% fixed-income and 50% equity investment, and Putnam Absolute Return 700 Fund* is regarded as an equity investment. The fund's typical allocation to each underlying fund is: 5% to Putnam Absolute Return 100 Fund, 12% to Putnam Absolute Return 300 Fund, 20% to Putnam Absolute Return 500 Fund, and 3% to Putnam Absolute Return 700 Fund.*

Seeking reduced volatility with absolute return strategies

The ups and downs of the financial markets are key concerns for investors in retirement. Putnam Retirement Income Fund Lifestyle 2 seeks to address volatility by investing a portion of its assets in Putnam Absolute Return Funds. The funds pursue positive returns that exceed the rate of inflation by targeted amounts on an annualized basis over periods of three years or more, regardless of market conditions.

Putnam Absolute Return Funds pursue these targeted returns above inflation

100 Fund	300 Fund	500 Fund	700 Fund
1.0%	3.0%	5.0%	7.0%
CONSERVATIVE			AGGRESSIVE

There can be no assurance that a fund will meet its objective.

The funds are not intended to outperform stocks and bonds during strong market rallies.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your fund’s portfolio manager

Jeff, how would you characterize the global market environment for the 12 months ended August 31, 2012?

The period was marked by great volatility, which was driven by macroeconomic events that created a “risk-on” or “risk-off” investor psychology. Consequently, asset classes moved in and out of favor, depending on market conditions.

Much of the first half of the fiscal year was plagued by overarching concerns about Europe’s sovereign debt crisis, weak U.S. economic data, and China’s decelerating economic growth. In this environment, with uncertainty high, the more resilient lower-risk asset classes outperformed, including U.S. Treasuries and defensive stocks. By January 2012, however, investor confidence had improved, and global markets rallied, especially in the United States. Better U.S. economic data, coordinated central bank efforts to ease pressure on banks in Europe, and an extension of the Federal Reserve’s accommodative monetary policy bolstered demand for lower-quality and economically sensitive assets. Stocks, commodities, credit instruments, and emerging-market currencies were among the best-performing assets in the first calendar quarter.

The rally was short lived, however, as macroeconomic concerns returned in April. Economic outlooks for Europe and the United States became increasingly uncertain, unemployment and recessions worsened

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

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in Europe’s peripheral economies, Greece appeared poised to exit the eurozone, and speculation increased over an economic hard landing in China. As a result, credit spreads widened, and global equity markets sold off sharply. Risk aversion returned and dominated financial markets until the summer months, when favorable election results in Greece and the European Union summit both brought some relief. The improving overall tone in the market led riskier fixed-income and equity assets to rally and credit spreads to narrow to their tightest levels for 2012 to date.

The fund employs global asset allocation strategies in its search for income. Was this flexible approach rewarding amid the market volatility?

Given the period’s dramatic volatility across asset classes, we believe that it was prudent to have a diversified, global approach to investing. However, the fund’s performance produced mixed results. For the 12 months ended August 31, 2012, the fund’s class A share performance beat the result for its primary fixed-income benchmark, but lagged that of its secondary all-equity benchmark.

Our decision to overweight investments in domestic equities and underweight the portfolio’s exposure to investment-grade bonds relative to the benchmarks was rewarding. Effective security selection in U.S. equities also enhanced results. Poor security selection in high-yield bonds, emerging-market debt, and international stocks detracted from results, as did an overweight exposure to global high-yield bonds.

The U.S. yield curve has flattened. Where are you finding the most attractive income opportunities?

The return potential in so-called “spread sectors” continues to appear attractive,

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 8/31/12. Cash and net other assets represents the cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of the Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

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especially within non-agency residential mortgage-backed securities [RMBS] and high-yield corporate bonds. Both of these sectors generated positive returns even as investors shifted into a risk-off stance this past spring.

We believe one reason behind the positive performance in non-agency RMBS was investors’ appetite for attractive yields. Non-agency mortgages carry no government guarantee. As a result, they tend to offer higher yields than a number of other sectors of the bond market — in the high single digits at period-end. Moreover, strong demand has been met with limited supply in the non-agency RMBS market, further providing price stability to this sector. We believe corporate fundamentals in the high-yield market are also attractive, with higher-than-average spreads relative to Treasuries and low default rates that, in our view, are unlikely to significantly rise in the near term. However, with heightened volatility throughout the remainder of the year a distinct possibility, we have reduced the risk profiles of our corporate debt exposure to be more in line with that of the fund’s fixed-income benchmark.

Outside the United States, our outlook is more mixed. While the short-term liquidity issues in Europe appear to be under control, we believe that the larger, longer-term structural problems have been largely unaddressed. Until real progress is made, we

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

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believe investors will continue to see waves of volatility from the European bond markets.

U.S. equities rallied strongly during the period. Do they still look attractive in your estimation?

The S&P 500 Index gained more than 9% in the first half of 2012, a trajectory better than its historical average. Thus, we are less bullish on equities than we were at the beginning of 2012 and have become less supportive of outright directional risk — portfolio exposures that benefit from market direction — in any part of the world, even in the United States, for three reasons.

First, we have seen sentiment for equities — a contrary indicator — shift from fear to reasonable calm. Certainly, while investors remain far from ebullient about stocks, their interest in the asset class has climbed during the past nine months. Generally speaking, this suggests that valuations have become less compelling in many areas of the market. Second, we have seen troublesome developments on the earnings front and the pace of global economic growth appears in danger of stalling. Lastly, from a seasonal perspective, summer and early fall historically have not been supportive of equities — as evidenced by the S&P 500 delivering double-digit negative returns in the third quarter of 2011.

Did derivatives have any significant impact on performance for the period?

We employed credit default swaps to hedge credit and market risk or to gain exposure to specific securities or groups of securities. This strategy was successful for the fund during the period.

What do you see on the horizon for the markets that could influence the fund’s performance?

Generally speaking, we believe the major macro risks — the pace of economic growth in the United States and China, and the restructuring of European sovereign debt — have diminished, but they still require close

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Allocations also reflect the holdings of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

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monitoring. Thus, in our view, the risks to global growth have less to do with the deepening economic downturn and more to do with the possibility that a failure of a major European financial institution could cause another Lehman-type shock to the global economy. We do not believe there is a high probability of this occurring, but we also do not believe that it is completely out of the realm of possibility either.

The so-called “fiscal cliff” is also a growing concern. Under current law, the United States will have what the Federal Reserve calls “an abrupt and sharp fiscal tightening” at the start of 2013. The Bush-era tax cuts will expire, and sequestration of federal funding will kick in. By some estimates, this could reduce GDP growth by at least 2.5%, enough to generate a recession. We believe there is a high probability that the law will be changed, but politicians on both sides of the issue do not want to compromise before the November elections. The outcome of the election matters, and there is not much time between the election and year-end to make progress, and sequestration is scheduled to begin in January. The experience of the debt-ceiling debate in the summer of 2011 is reason to be cautious about the ability of Washington to solve this problem expeditiously.

That said, we expect the financial markets to remain volatile and headline-driven as investors digest developments relating to the uncertain global economic recovery, political gridlock in the United States, the potential weakening of Chinese demand, the European sovereign debt crisis, and unrest in the Middle East. Thus, our investment stance remains pro-risk, but less so than at the start of 2012. Given the macro challenges, we currently favor a cautiously constructive positioning in the fund, despite strong corporate fundamentals and high productivity.

Jeff, thank you for your time and insights today.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For some types of derivatives, Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Please see pages 50–51 for more information on the types of derivatives used.

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The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective February 2012, the fund’s monthly dividend rate of $0.005 decreased to $0.004 per class A share. Similar reductions were made to some of the fund’s other share classes. The reduction was the result of market yields decreasing in combination with credit spreads tightening (the difference in yield between Treasuries and debt in other sectors). With Greece averting the immediate threat of default and optimism about the U.S. economy in the first quarter of 2012, the improved clarity eased pressures on the credit markets, tightened risk spreads, and pushed yields lower — leading to an overall decrease in interest and dividend income earned in the fund.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are Robert J. Kea, CFA; Joshua B. Kutin, CFA; and Robert J. Schoen.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	3.95%	–0.24%	2.98%	–1.02%	2.98%	2.98%	3.61%	0.20%	3.56%	4.26%
Annual average	3.24	–0.20	2.45	–0.84	2.45	2.45	2.96	0.16	2.92	3.49

1 year	6.62	2.32	5.73	0.73	5.73	4.73	6.27	2.79	6.22	6.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 8/31/12

	Barclays U.S. Aggregate
	Bond Index	S&P 500 Index

Life of fund	8.48%	13.60%
Annual average	6.93	11.07

1 year	5.78	18.00

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

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Fund price and distribution information For the 12-month period ended 8/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		1	1	11		11	12

Income	$0.231		$0.177	$0.177	$0.208		$0.204	$0.260

Capital gains	—		—	—	—		—	—

Total	$0.231		$0.177	$0.177	$0.208		$0.204	$0.260

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$9.75	$10.16	$9.74	$9.74	$9.75	$10.08	$9.75	$9.76

8/31/12	10.15	10.57	10.11	10.11	10.14	10.48	10.14	10.15

	Before	After	Net	Net	Before	After	Net	Net
Current yield	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	0.47%	0.45%	—	—	0.24%	0.23%	0.24%	0.71%

Current 30-day SEC yield [3,4]
(with expense limitation)	N/A	0.85	0.14	0.13	N/A	0.60	0.62	1.11

Current 30-day SEC yield [3]
(without expense limitation)	N/A	0.28	–0.46	–0.47	N/A	0.03	0.02	0.51

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

4 For a portion of the period, the fund may have limited expenses, without which yields would have been lower.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,298 ($ 9,898 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,298, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $10,020. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,356 and $10,426, respectively.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	4.71%	0.49%	3.69%	–0.31%	3.69%	3.69%	4.34%	0.92%	4.40%	5.04%
Annual average	3.62	0.38	2.84	–0.24	2.84	2.84	3.33	0.71	3.38	3.87

1 year	10.28	5.82	9.38	4.38	9.38	8.38	9.95	6.37	10.01	10.55

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/11*	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Total annual operating expenses
for the fiscal year ended 8/31/11	3.04%	3.79%	3.79%	3.29%	3.29%	2.79%

Annualized expense ratio
for the six-month period
ended 8/31/12†‡	0.70%	1.45%	1.45%	0.95%	0.95%	0.45%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.33% in fees and expenses of acquired funds (which may include underlying Putnam funds). Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Excludes the expense ratios of the underlying Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.56	$7.36	$7.36	$4.83	$4.83	$2.29

Ending value (after expenses)	$1,024.60	$1,020.20	$1,020.20	$1,023.40	$1,022.40	$1,025.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.56	$7.35	$7.35	$4.82	$4.82	$2.29

Ending value (after expenses)	$1,021.62	$1,017.85	$1,017.85	$1,020.36	$1,020.36	$1,022.87

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage -backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

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BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

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• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts generally have been in effect for two years — since January or, for a few funds, February 2010. For the majority of the open-end funds, the Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted. In the case of your fund, which is a new fund that did not commence operations until June 2011, the Trustees approved the new management contract in March 2011.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years (less for your fund, which only commenced operations in June 2011), and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense

19

limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, Putnam Management agreed to waive fees (and, to the extent necessary, bear other expenses) to the extent that the expenses of your fund (exclusive of brokerage, interest, taxes, investment-related and extraordinary expenses, payments under the fund’s distribution plan and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.45% of the fund’s average net assets through at least December 30, 2013. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 5th quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees and including any applicable underlying fund expenses) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual

20

funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods (in the case of your fund, which had only recently commenced operations, the Trustees considered its investment performance from the fund’s inception in June 2011 through December 2011) and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about its total return, and its performance relative to its internal benchmark, for the period from its inception on June 13, 2011 through December 31, 2011. Putnam Retirement Income Fund Lifestyle 2’s class A shares’ return net of fees and expenses was negative and trailed the benchmark return over the life-of-fund period ended December 31, 2011. Because your fund had been operational for less than one year, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These

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changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Retirement Income Fund Lifestyle 2:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Retirement Income Fund Lifestyle 2 (the “fund”) at August 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 2012

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The fund’s portfolio 8/31/12

INVESTMENT COMPANIES (43.5%)*	Shares	Value

iShares MSCI EAFE Index Fund	40	$2,064

Putnam Absolute Return 100 Fund Class Y §	49,238	499,770

Putnam Absolute Return 300 Fund Class Y §	115,266	1,224,121

Putnam Absolute Return 500 Fund Class Y §	190,659	2,167,789

Putnam Absolute Return 700 Fund Class Y §	27,892	329,405

Putnam Money Market Fund Class A §	394,045	394,045

SPDR S&P 500 ETF Trust	241	34,039

SPDR S&P Midcap 400 ETF Trust	26	4,611

Total investment companies (cost $4,643,863)		$4,655,844

COMMON STOCKS (16.6%)*	Shares	Value

Basic materials (0.7%)
Albemarle Corp.	36	$1,970

BASF SE (Germany)	62	4,812

Bemis Co., Inc.	47	1,422

BHP Billiton, Ltd. (Australia)	93	3,057

CF Industries Holdings, Inc.	22	4,554

Chicago Bridge & Iron Co., NV (Netherlands)	48	1,767

Cytec Industries, Inc.	22	1,506

Domtar Corp. (Canada)	16	1,159

Fletcher Building, Ltd. (New Zealand)	736	3,944

Fortune Brands Home & Security, Inc. †	82	2,091

Fresnillo PLC (Mexico)	318	7,863

LyondellBasell Industries NV Class A (Netherlands)	103	5,031

Monsanto Co.	143	12,457

Nippon Paper Group, Inc. (Japan)	300	3,567

Nitto Denko Corp. (Japan)	200	9,299

OZ Minerals, Ltd. (Australia)	363	2,361

PPG Industries, Inc.	52	5,721

Sealed Air Corp.	85	1,213

Steel Dynamics, Inc.	94	1,149

Valspar Corp.	39	2,080

voestalpine AG (Austria)	48	1,370

Westlake Chemical Corp.	11	757

		79,150
Capital goods (0.9%)
Bekaert SA (Belgium)	93	2,420

Cummins, Inc.	66	6,409

Dover Corp.	73	4,220

Emerson Electric Co.	232	11,767

European Aeronautic Defense and Space Co. NV (France)	152	5,789

Exelis, Inc.	104	1,050

Fluor Corp.	70	3,605

Hitachi, Ltd. (Japan)	2,000	11,552

ITT Corp.	51	1,015

Lockheed Martin Corp.	90	8,203

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COMMON STOCKS (16.6%)* cont.	Shares	Value

Capital goods cont.
McDermott International, Inc. †	116	$1,292

Metso Corp. OYJ (Finland)	82	2,921

Mitsubishi Electric Corp. (Japan)	1,000	8,176

Raytheon Co.	128	7,235

SembCorp Industries, Ltd. (Singapore)	1,000	4,540

Societe BIC SA (France)	53	5,697

Staples, Inc.	235	2,566

Textron, Inc.	119	3,180

Toyoda Gosei Co., Ltd. (Japan)	100	2,080

		93,717
Communication services (0.8%)
AT&T, Inc.	253	9,270

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	1,545	1,756

Comcast Corp. Class A	537	18,006

Deutsche Telekom AG (Germany)	187	2,229

France Telecom SA (France)	456	6,295

IAC/InterActiveCorp.	58	3,007

Koninklijke (Royal) KPN NV (Netherlands)	214	1,833

Portugal Telecom SGPS SA (Portugal)	1,179	5,745

Telecom Corp. of New Zealand, Ltd. (New Zealand)	2,273	4,498

Telstra Corp., Ltd. (Australia)	2,264	9,022

Verizon Communications, Inc.	453	19,452

		81,113
Conglomerates (0.3%)
AMETEK, Inc.	103	3,534

Danaher Corp.	180	9,643

General Electric Co.	488	10,106

Tyco International, Ltd.	159	8,964

		32,247
Consumer cyclicals (1.5%)
Advance Auto Parts, Inc.	28	1,991

Alliance Data Systems Corp. †	26	3,579

Bayerische Motoren Werke (BMW) AG (Germany)	73	5,282

Bed Bath & Beyond, Inc. †	76	5,105

CBS Corp. Class B	194	7,050

Coach, Inc.	81	4,709

Daimler AG (Registered Shares) (Germany)	42	2,056

Daito Trust Construction Co., Ltd. (Japan)	100	9,793

Dillards, Inc. Class A	33	2,478

Dolby Laboratories, Inc. Class A †	33	1,095

Dun & Bradstreet Corp. (The)	25	2,024

Expedia, Inc.	43	2,208

Foot Locker, Inc.	135	4,667

Gannett Co., Inc.	104	1,587

General Motors Co. †	218	4,654

Home Depot, Inc. (The)	230	13,053

Host Hotels & Resorts, Inc. R	790	12,087

Lear Corp.	42	1,631

26

COMMON STOCKS (16.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Lowe’s Cos., Inc.	165	$4,699

Macy’s, Inc.	128	5,160

Marriott International, Inc. Class A	88	3,316

McGraw-Hill Cos., Inc. (The)	94	4,813

Mediaset SpA (Italy)	670	1,339

News Corp. Class A	353	8,257

Next PLC (United Kingdom)	142	8,063

O’Reilly Automotive, Inc. †	41	3,483

PetSmart, Inc.	43	3,050

Peugeot SA (France) †	156	1,177

Swire Pacific, Ltd. Class A (Hong Kong)	500	5,922

TABCORP Holdings, Ltd. (Australia)	2,297	6,946

Towers Watson & Co. Class A	28	1,521

URS Corp.	39	1,420

Viacom, Inc. Class B	151	7,552

VistaPrint NV †	51	1,840

Volvo AB Class B (Sweden)	83	1,049

Wal-Mart Stores, Inc.	40	2,904

Wyndham Worldwide Corp.	57	2,972

Wynn Resorts, Ltd.	27	2,786

		163,318
Consumer staples (1.5%)
Brinker International, Inc.	40	1,378

British American Tobacco (BAT) PLC (United Kingdom)	113	5,916

Campbell Soup Co.	93	3,268

Church & Dwight Co., Inc.	20	1,095

Coca-Cola Co. (The)	134	5,012

ConAgra Foods, Inc.	180	4,520

Corrections Corporation of America	56	1,865

Costco Wholesale Corp.	129	12,625

CVS Caremark Corp.	343	15,624

Dr. Pepper Snapple Group, Inc.	107	4,795

Heineken NV (Netherlands)	43	2,381

ITOCHU Corp. (Japan)	400	4,078

Kao Corp. (Japan)	300	9,075

Kroger Co. (The)	230	5,124

Lorillard, Inc.	49	6,150

McDonald’s Corp.	24	2,148

Metcash, Ltd. (Australia)	536	2,030

Molson Coors Brewing Co. Class B	77	3,430

Nestle SA (Switzerland)	294	18,268

PepsiCo, Inc.	34	2,463

Philip Morris International, Inc.	257	22,950

Procter & Gamble Co. (The)	122	8,197

Reckitt Benckiser Group PLC (United Kingdom)	26	1,470

Robert Half International, Inc.	72	1,894

Suedzucker AG (Germany)	98	3,284

27

COMMON STOCKS (16.6%)* cont.	Shares	Value

Consumer staples cont.
Tesco PLC (United Kingdom)	1,072	$5,731

Unilever PLC (United Kingdom)	63	2,265

Woolworths, Ltd. (Australia)	108	3,310

		160,346
Energy (1.4%)
BP PLC (United Kingdom)	1,124	7,861

Chevron Corp.	172	19,292

ConocoPhillips	53	3,010

Diamond Offshore Drilling, Inc.	28	1,877

Exxon Mobil Corp.	290	25,317

Helmerich & Payne, Inc.	35	1,597

HollyFrontier Corp.	70	2,820

Marathon Oil Corp.	168	4,674

Marathon Petroleum Corp.	96	4,968

Murphy Oil Corp.	56	2,874

National Oilwell Varco, Inc.	92	7,250

Occidental Petroleum Corp.	94	7,991

Oceaneering International, Inc.	76	4,069

Peabody Energy Corp.	84	1,817

Petrofac, Ltd. (United Kingdom)	199	4,734

Phillips 66 †	26	1,092

Royal Dutch Shell PLC Class A (United Kingdom)	181	6,337

Schlumberger, Ltd.	32	2,316

Seadrill, Ltd. (Norway)	201	8,263

Superior Energy Services †	63	1,309

Tesoro Corp. †	62	2,464

Total SA (France)	237	11,810

Valero Energy Corp.	237	7,409

Williams Cos., Inc. (The)	98	3,162

		144,313
Financials (5.3%)
Acadia Realty Trust R	168	4,183

Alexandria Real Estate Equities, Inc. R	106	7,833

Allied World Assurance Co. Holdings AG	24	1,885

American Financial Group, Inc.	47	1,765

Aon PLC	136	7,067

Apartment Investment & Management Co. Class A R	196	5,190

Arch Capital Group, Ltd. †	70	2,794

Assurant, Inc.	54	1,904

AvalonBay Communities, Inc. R	128	18,115

Aviva PLC (United Kingdom)	1,594	8,263

Baloise Holding AG (Switzerland)	26	1,910

Bank of America Corp.	100	799

Barclays PLC (United Kingdom)	1,155	3,365

Bendigo and Adelaide Bank, Ltd. (Australia)	297	2,331

Berkshire Hathaway, Inc. Class B †	61	5,145

Boston Properties, Inc. R	160	17,941

28

COMMON STOCKS (16.6%)* cont.	Shares	Value

Financials cont.
BRE Properties R	103	$5,142

Camden Property Trust R	101	7,012

CBL & Associates Properties, Inc. R	331	7,073

CBOE Holdings, Inc.	86	2,446

Chimera Investment Corp. R	428	1,087

CIT Group, Inc. †	39	1,473

Citigroup, Inc.	55	1,634

City National Corp.	10	514

CommonWealth REIT R	258	3,862

Cousins Properties, Inc. R	278	2,221

Credit Agricole SA (France) †	717	4,162

DCT Industrial Trust, Inc. R	609	3,849

Delek Group, Ltd. (Israel)	6	877

Digital Realty Trust, Inc. R	55	4,098

Duke Realty Corp. R	37	537

DuPont Fabros Technology, Inc. R	183	5,043

Eaton Vance Corp.	111	3,007

Equity Residential Trust R	384	23,194

Essex Property Trust, Inc. R	12	1,824

Everest Re Group, Ltd.	24	2,488

Extra Space Storage, Inc. R	186	6,344

Federal Realty Investment Trust R	28	3,021

Fidelity National Financial, Inc. Class A	124	2,336

First Industrial Realty Trust † R	233	3,006

General Growth Properties R	588	12,101

Goldman Sachs Group, Inc. (The)	39	4,123

Hartford Financial Services Group, Inc. (The)	204	3,658

HCP, Inc. R	283	12,978

Health Care REIT, Inc. R	131	7,656

HSBC Holdings, PLC (United Kingdom)	387	3,371

Investment AB Kinnevik Class B (Sweden)	378	7,630

Jefferies Group, Inc.	170	2,497

JPMorgan Chase & Co.	400	14,856

Kimco Realty Corp. R	202	4,105

LaSalle Hotel Properties R	180	4,905

Lexington Realty Trust R	496	4,652

Liberty Property Trust R	174	6,417

Link REIT (The) (Hong Kong) R	500	2,232

LTC Properties, Inc. R	92	3,104

M&T Bank Corp.	36	3,128

Macerich Co. (The) R	67	3,991

Man Group PLC (United Kingdom)	2,675	3,028

Mid-America Apartment Communities, Inc. R	59	4,012

Morgan Stanley	378	5,670

Nasdaq OMX Group, Inc. (The)	116	2,653

National Australia Bank, Ltd. (Australia)	371	9,695

29

COMMON STOCKS (16.6%)* cont.	Shares	Value

Financials cont.
NKSJ Holdings, Inc. (Japan)	400	$7,250

Northern Trust Corp.	114	5,294

PartnerRe, Ltd.	17	1,248

Pennsylvania Real Estate Investment Trust R	248	3,899

PNC Financial Services Group, Inc.	85	5,284

Post Properties, Inc. R	80	4,084

ProAssurance Corp.	13	1,160

Prologis, Inc. R	304	10,388

Prudential Financial, Inc.	28	1,526

Public Storage R	184	26,783

Ramco-Gershenson Properties Trust R	253	3,279

Rayonier, Inc. R	45	2,205

Realty Income Corp. R	48	2,022

Regency Centers Corp. R	163	7,987

Reinsurance Group of America, Inc. Class A	19	1,116

RenaissanceRe Holdings, Ltd.	25	1,931

RLJ Lodging Trust R	243	4,335

RSA Insurance Group PLC (United Kingdom)	2,535	4,586

Senior Housing Properties Trust R	18	398

Simon Property Group, Inc. R	349	55,386

SL Green Realty Corp. R	122	9,833

Societe Generale SA (France) †	187	4,925

Strategic Hotels & Resorts † R	509	3,105

Sumitomo Mitsui Financial Group, Inc. (Japan)	400	12,437

Sunstone Hotel Investors, Inc. † R	368	3,838

Svenska Handelsbanken AB Class A (Sweden)	228	7,930

Taubman Centers, Inc. R	14	1,120

TD Ameritrade Holding Corp.	183	3,131

Toronto-Dominion Bank (The) (Canada)	38	3,111

UDR, Inc. R	119	3,005

Validus Holdings, Ltd.	47	1,575

Vornado Realty Trust R	182	14,773

W.R. Berkley Corp.	63	2,355

Weingarten Realty Investors R	256	7,150

Wells Fargo & Co.	479	16,300

Westpac Banking Corp. (Australia)	342	8,778

		566,729
Health care (1.6%)
Abbott Laboratories	22	1,442

Aetna, Inc.	111	4,264

AmerisourceBergen Corp.	85	3,274

Amgen, Inc.	30	2,518

AstraZeneca PLC (United Kingdom)	242	11,271

C.R. Bard, Inc.	28	2,747

Celgene Corp. †	32	2,305

Eli Lilly & Co.	262	11,766

Endo Health Solutions, Inc. †	68	2,164

30

COMMON STOCKS (16.6%)* cont.	Shares	Value

Health care cont.
Forest Laboratories, Inc. †	216	$7,493

Gilead Sciences, Inc. †	113	6,519

GlaxoSmithKline PLC (United Kingdom)	225	5,088

HCA Holdings, Inc.	48	1,370

Health Management Associates, Inc. Class A †	123	942

Humana, Inc.	50	3,504

Johnson & Johnson	117	7,889

McKesson Corp.	71	6,185

Merck & Co., Inc.	87	3,745

Novartis AG (Switzerland)	96	5,654

Omnicare, Inc.	46	1,489

Orion OYJ Class B (Finland)	159	3,260

Pfizer, Inc.	916	21,856

ResMed, Inc. †	57	2,141

Roche Holding AG-Genusschein (Switzerland)	25	4,548

Sabra Health Care REIT, Inc. R	204	3,911

Sanofi (France)	67	5,472

Takeda Pharmaceutical Co., Ltd. (Japan)	200	9,393

United Therapeutics Corp. †	43	2,327

UnitedHealth Group, Inc.	252	13,684

Ventas, Inc. R	199	13,033

Warner Chilcott PLC Class A †	133	1,811

		173,065
Technology (1.9%)
Agilent Technologies, Inc.	119	4,422

AOL, Inc. †	115	3,872

Apple, Inc.	84	55,880

Applied Materials, Inc.	295	3,449

BMC Software, Inc. †	87	3,602

Broadcom Corp. Class A †	115	4,086

Brocade Communications Systems, Inc. †	255	1,479

CA, Inc.	155	4,035

Cadence Design Systems, Inc. †	211	2,785

Cisco Systems, Inc.	589	11,238

Dell, Inc. †	314	3,325

Fujitsu, Ltd. (Japan)	1,000	4,103

Google, Inc. Class A †	36	24,663

IBM Corp.	61	11,886

Intel Corp.	189	4,693

KLA-Tencor Corp.	49	2,514

L-3 Communications Holdings, Inc.	45	3,161

Lam Research Corp. †	46	1,570

Microsoft Corp.	885	27,276

Nikon Corp. (Japan)	100	2,772

Nokia OYJ (Finland)	1,026	2,897

NVIDIA Corp. †	167	2,343

Oracle Corp.	103	3,260

31

COMMON STOCKS (16.6%)* cont.	Shares	Value

Technology cont.
Polycom, Inc. †	76	$792

QLogic Corp. †	230	2,799

Qualcomm, Inc.	40	2,458

Symantec Corp. †	273	4,868

Tech Data Corp. †	25	1,215

Teradyne, Inc. †	91	1,421

Vishay Intertechnology, Inc. †	104	994

Western Digital Corp. †	67	2,802

		206,660
Transportation (0.2%)
ComfortDelgro Corp., Ltd. (Singapore)	2,000	2,690

Delta Air Lines, Inc. †	361	3,123

Deutsche Post AG (Germany)	120	2,327

United Continental Holdings, Inc. †	109	2,011

United Parcel Service, Inc. Class B	37	2,731

Wabtec Corp.	23	1,797

Yangzijiang Shipbuilding Holdings, Ltd. (China)	3,000	2,377

		17,056
Utilities and power (0.5%)
AES Corp. (The) †	285	3,246

Ameren Corp.	109	3,566

CenterPoint Energy, Inc.	187	3,813

CMS Energy Corp.	120	2,768

DTE Energy Co.	73	4,263

Enel SpA (Italy)	1,009	3,318

Energias de Portugal (EDP) SA (Portugal)	565	1,375

Entergy Corp.	72	4,902

PG&E Corp.	153	6,642

Red Electrica Corporacion SA (Spain)	172	7,436

RWE AG (Preference) (Germany)	252	9,485

TECO Energy, Inc.	111	1,927

Westar Energy, Inc.	63	1,835

		54,576

Total common stocks (cost $1,685,991)		$1,772,290

U.S. TREASURY OBLIGATIONS (13.0%)*	Principal amount	Value

U.S. Treasury Bonds 7 7/8s, February 15, 2021	$44,000	$67,510

U.S. Treasury Notes
3 5/8s, February 15, 2021	34,000	40,418
3 1/2s, February 15, 2018	6,000	6,899
3 1/8s, October 31, 2016	190,000	210,841
2 3/4s, December 31, 2017	283,000	313,732
2 5/8s, April 30, 2016	95,000	102,730
2 5/8s, February 29, 2016	98,000	105,718
2 3/8s, August 31, 2014	38,000	39,611
2s, January 31, 2016	73,000	77,076
1 3/8s, May 15, 2013	187,000	188,553
1s, August 31, 2016	236,000	241,260

Total U.S. treasury obligations (cost $1,352,074)		$1,394,348

32

CORPORATE BONDS AND NOTES (3.6%)*	Principal amount	Value

Basic materials (0.4%)
Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	$5,000	$5,287

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	5,000	6,449

Cabot Corp. sr. unsec. unsub. notes 2.55s, 2018	5,000	5,086

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018	5,000	6,050

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	5,000	5,470

International Paper Co. sr. unsec. notes 9 3/8s, 2019	5,000	6,769

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	5,000	6,248

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	5,000	5,362

		46,721
Capital goods (0.1%)
United Technologies Corp. sr. unsec. unsub notes 4 1/2s, 2042	5,000	5,681

		5,681
Communication services (0.7%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	5,000	5,944

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	9,000	11,734

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	3,000	2,753

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	10,000	13,581

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	5,000	6,128

France Telecom sr. unsec. unsub. notes 5 3/8s, 2019 (France)	5,000	5,795

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	3,000	3,255

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,656

Qwest Corp. notes 6 3/4s, 2021	4,000	4,732

Telecom Italia Capital SA company guaranty sr. unsec.
unsub. notes 6.175s, 2014 (Italy)	5,000	5,150

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2041	10,000	11,279

		77,007
Consumer cyclicals (0.3%)
ADT Corp./The 144A company guaranty sr. unsec notes 4 7/8s, 2042	2,000	2,189

ADT Corp./The 144A company guaranty sr. unsec notes 3 1/2s, 2022	3,000	3,085

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	5,000	5,475

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	5,925

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2042	5,000	5,516

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	5,000	5,121

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	5,000	5,391

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	5,000	5,246

		37,948
Consumer staples (0.3%)
Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022	10,000	9,928

Diageo Investment Corp. company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	5,000	5,524

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017	5,000	6,147

33

CORPORATE BONDS AND NOTES (3.6%)* cont.	Principal amount	Value

Consumer staples cont.
Molson Coors Brewing Co. company guaranty sr. unsec.
unsub. notes 5s, 2042	$5,000	$5,686

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. notes 6.85s, 2016	5,000	5,700

		32,985
Energy (0.3%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	5,000	5,784

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	5,000	5,249

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 7 1/4s, 2018	5,000	5,708

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040
(Norway)	5,000	6,318

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039	5,000	7,130

		30,189
Financials (0.8%)
ABN AMRO North American Holding Preferred Capital Repackage
Trust I 144A jr. unsec. sub. bonds FRB 6.523s, perpetual maturity	15,000	13,950

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068	4,000	4,775

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	10,000	11,812

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049
(France)	4,000	3,570

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	5,000	5,038

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	6,193

Hercules Technology Growth Capital, Inc. cv. sr. unsec.
notes 6s, 2016	3,000	3,049

HSBC Holdings PLC sr. unsec. notes 4 7/8s, 2022
(United Kingdom)	5,000	5,732

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	7,000	7,245

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	5,000	5,294

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	5,000	5,157

Royal Bank of Scotland Group PLC sr. sub. notes FRN 9 1/2s,
2022 (United Kingdom)	5,000	5,409

Willis Group Holdings Ltd. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021	5,000	5,584

		82,808
Health care (—%)
Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,138

		2,138
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	5,000	5,529

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	5,000	5,045

		10,574

34

CORPORATE BONDS AND NOTES (3.6%)* cont.	Principal amount	Value

Utilities and power (0.6%)
Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	$5,000	$5,624

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	5,000	5,500

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	5,000	5,462

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	5,000	6,547

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	5,000	5,678

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	5,000	5,188

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	5,000	6,214

PPL Capital Funding, Inc. company guaranty sr. unsec.
unsub. notes 4.2s, 2022	10,000	10,538

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019	5,000	6,848

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	5,000	5,575

		63,174

Total corporate bonds and notes (cost $364,070)		$389,225

CONVERTIBLE BONDS AND NOTES (2.3%)*	Principal amount	Value

Basic materials (0.1%)
CEMEX SAB de CV cv. unsec. sub. notes 4 7/8s, 2015 (Mexico)	$4,000	$3,730

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	4,000	4,265

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	5,000	5,069

		13,064
Capital goods (0.2%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	5,000	5,063

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. cv. sr. unsec. notes FRN 4s, 2013	5,000	5,013

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††	7,000	6,151

Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	4,000	3,910

		20,137
Communication services (0.3%)
Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	5,000	4,819

Equinix, Inc. cv. unsec. sub. notes 3s, 2014	6,000	11,430

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	8,000	7,520

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 6 1/2s, 2016	5,000	6,913

Powerwave Technologies, Inc. cv. sr. unsec.
sub. notes 3 7/8s, 2027	7,000	700

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016 (United Kingdom)	3,000	4,898

		36,280
Consumer cyclicals (0.7%)
Callaway Golf Co. 144A cv. sr. unsec. bonds 3 3/4s, 2019	3,000	2,943

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	4,000	3,960

Cenveo Corp. 144A cv. company guaranty sr. unsec. notes 7s, 2017	3,000	2,430

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	4,000	5,470

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	6,000	6,060

35

CONVERTIBLE BONDS AND NOTES (2.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	$13,000	$5,850

Liberty Interactive, LLC cv. sr. unsec.
unsub. notes 3 1/8s, 2023	9,000	11,745

Live Nation Entertainment, Inc. cv. sr. unsec.
notes 2 7/8s, 2027	9,000	8,786

MGM Resorts International Co. cv. company
guaranty sr. unsec. notes 4 1/4s, 2015	11,000	11,110

PHH Corp. cv. sr. unsec. notes 4s, 2014	6,000	6,143

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014	4,000	6,218

		70,715
Consumer staples (0.1%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	3,000	3,143

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	4,000	3,860

		7,003
Energy (0.2%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	5,000	4,063

Endeavour International Corp. cv. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2016	3,000	2,708

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	4,000	3,760

Massey Energy Co. cv. company
guaranty sr. unsub. notes 3 1/4s, 2015	4,000	3,590

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	5,000	4,225

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	4,000	4,106

		22,452
Financials (0.2%)
Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	7,000	7,385

iStar Financial, Inc. cv. sr. unsec. unsub. notes FRN
0.961s, 2012 R	5,000	4,990

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	4,000	5,605

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	6,000	5,325

		23,305
Health care (0.3%)
Brookdale Senior Living, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2018	5,000	5,313

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China) (In default) † F	5,000	950

China Medical Technologies, Inc. 144A cv. sr. unsec.
notes 6 1/4s, 2016 (China) (In default) † F	3,000	750

Dendreon Corp. cv. sr. unsec. notes 2 7/8s, 2016	7,000	4,607

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 3/1/18) 2042 ††	7,000	6,790

LifePoint Hospitals, Inc. cv. sr. sub. notes 3 1/2s, 2014	4,000	4,265

Providence Service Corp. (The) cv. sr. unsec.
sub. notes 6 1/2s, 2014	2,000	2,010

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	5,000	6,100

		30,785

36

CONVERTIBLE BONDS AND NOTES (2.3%)* cont.	Principal amount	Value

Technology (0.2%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$9,000	$9,146

Digital River, Inc. cv. sr. unsec. notes 2s, 2030	6,000	5,783

ON Semiconductor Corp. cv. company guaranty sr. unsec.
sub. notes Ser. B, 2 5/8s, 2026	3,000	3,105

TeleCommunication Systems, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	5,000	4,081

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	3,000	3,116

		25,231
Transportation (—%)
Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	4,000	1,800

		1,800

Total convertible bonds and notes (cost $261,221)		$250,772

CONVERTIBLE PREFERRED STOCKS (2.0%)*	Shares	Value

AES Trust III $3.375 cv. pfd.	178	$8,911

Alexandria Real Estate Equities, Inc. Ser. D,
$1.75 cv. pfd. R	269	7,179

AMG Capital Trust II $2.575 cv. pfd.	183	8,384

Apache Corp. Ser. D, $3.00 cv. pfd.	100	4,894

Bank of America Corp. Ser. L, 7.25% cv. pfd.	15	15,844

Bunge, Ltd. $4.875 cv. pfd.	70	6,624

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	12	10,980

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	180	8,105

Citigroup, Inc. $7.50 cv. pfd.	150	13,860

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †	210	2,491

El Paso Energy Capital Trust I $2.375 cv. pfd.	177	8,315

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	321	6,646

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	374	9,724

General Motors Co. Ser. B, $2.375 cv. pfd.	395	14,072

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	140	7,729

Huntington Bancshares Ser. A, 8.50% cv. pfd.	6	7,260

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	6	6,158

Lucent Technologies Capital Trust I 7.75% cv. pfd.	9	4,886

MetLife, Inc. $3.75 cv. pfd.	133	8,970

Nielsen Holdings NV $3.125 cv. pfd.	125	6,742

Oriental Financial Group 144A Ser. C, 8.75% cv. pfd.
(Puerto Rico) †	2	2,228

PPL Corp. $4.375 cv. pfd.	99	5,438

Stanley Black & Decker, Inc. $4.75 cv. pfd.	65	7,674

Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	698	5,826

United Technologies Corp. $3.75 cv. pfd. †	220	12,280

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	10	11,913

Wintrust Financial Corp. $3.75 cv. pfd.	77	4,360

Total convertible preferred stocks (cost $230,416)		$217,493

37

MORTGAGE-BACKED SECURITIES (1.2%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 06-5, Class A3, 5.39s, 2047	$20,000	$21,063
FRB Ser. 05-1, Class A4, 5.247s, 2042	20,000	20,680

CWCapital Cobalt Ser. 07-C3, Class A2, 5.924s, 2046	9,513	9,656

GS Mortgage Securities Corp. II Ser. 05-GG4, Class A3,
4.607s, 2039	24,311	24,532

JPMorgan Chase Commercial Mortgage Securities Corp. FRB
Ser. 07-LD11, Class A2, 5.988s, 2049	23,437	24,539

LB-UBS Commercial Mortgage Trust Ser. 07-C1, Class A2,
5.318s, 2040	8,537	8,542

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 06-4, Class A2FL, 0.359s, 2049	10,793	10,631

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34,
Class A2, 5.569s, 2046	12,464	12,820

Total mortgage-backed securities (cost $131,438)		$132,463

SHORT-TERM INVESTMENTS (17.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	1,893,584	$1,893,584

U.S. Treasury Bills with effective yields ranging from
0.107% to 0.120%, November 15, 2012 #	$8,000	7,998

Total short-term investments (cost $1,901,582)		$1,901,582

TOTAL INVESTMENTS

Total investments (cost $10,570,655)		$10,714,017

Key to holding’s abbreviations

ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $10,694,279.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

§ Affiliated Company (Note 8).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

38

At the close of the reporting period, the fund maintained liquid assets totaling $3,372,666 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $117,973)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Euro	Sell	9/20/12	$5,158	$5,041	$(117)

	Swiss Franc	Sell	9/20/12	1,257	1,229	(28)

Barclays Bank PLC

	Hong Kong Dollar	Sell	9/20/12	2,386	2,387	1

Citibank, N.A.

	Australian Dollar	Buy	9/20/12	1,341	1,363	(22)

	Australian Dollar	Sell	9/20/12	1,341	1,347	6

	British Pound	Buy	9/20/12	3,969	3,901	68

	Danish Krone	Buy	9/20/12	4,914	4,764	150

	Singapore Dollar	Buy	9/20/12	1,524	1,520	4

Credit Suisse AG

	Australian Dollar	Sell	9/20/12	1,754	1,782	28

	British Pound	Buy	9/20/12	2,540	2,504	36

	Euro	Buy	9/20/12	2,642	2,585	57

	New Zealand Dollar	Sell	9/20/12	8,026	8,066	40

Goldman Sachs International

	Australian Dollar	Sell	9/20/12	4,333	4,412	79

	Japanese Yen	Sell	9/20/12	2,963	2,966	3

	Swedish Krona	Sell	9/20/12	2,369	2,319	(50)

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/20/12	413	414	(1)

	Australian Dollar	Sell	9/20/12	413	422	9

	Singapore Dollar	Buy	9/20/12	2,567	2,559	8

	Swiss Franc	Buy	9/20/12	12,363	12,091	272

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	9/20/12	825	849	24

	British Pound	Buy	9/20/12	2,223	2,196	27

	Hong Kong Dollar	Buy	9/20/12	7,839	7,842	(3)

	Singapore Dollar	Sell	9/20/12	5,054	5,040	(14)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/20/12	825	838	(13)

	Australian Dollar	Sell	9/20/12	825	843	18

	British Pound	Buy	9/20/12	4,763	4,682	81

	Japanese Yen	Sell	9/20/12	980	981	1

	Swiss Franc	Sell	9/20/12	3,667	3,585	(82)

39

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $117,973) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Euro	Buy	9/20/12	$17,738	$17,374	$364

	Israeli Shekel	Sell	9/20/12	398	397	(1)

	Japanese Yen	Buy	9/20/12	1,307	1,308	(1)

UBS AG

	Euro	Sell	9/20/12	2,642	2,587	(55)

	Norwegian Krone	Sell	9/20/12	3,328	3,204	(124)

Westpac Banking Corp.

	British Pound	Buy	9/20/12	1,905	1,872	33

	Euro	Buy	9/20/12	2,768	2,703	65

Total						$863

FUTURES CONTRACTS OUTSTANDING at 8/31/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond Ultra 30 yr (Long)	1	$169,000	Dec-12	$1,889

U.S. Treasury Bond 30 yr (Short)	1	151,406	Dec-12	(1,369)

U.S. Treasury Note 2 yr (Long)	2	441,156	Dec-12	309

U.S. Treasury Note 5 yr (Short)	5	623,320	Dec-12	(2,588)

U.S. Treasury Note 10 yr (Long)	2	267,438	Dec-12	1,715

Total				$(44)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
DJ CDX NA IG Series
18 Index	BBB+/P	$1,554	$130,000	6/20/17	100 bp	$1,714

DJ CDX NA IG Series
18 Index	BBB+/P	1,707	200,000	6/20/17	100 bp	1,952

JPMorgan Chase Bank NA
DJ CDX EM Series 15
Version 1 Index	BB+/P	(50,000)	400,000	6/20/16	500 bp	(6,524)

DJ CDX NA HY Series
18 Index	B+/P	26,250	990,000	6/20/17	500 bp	18,923

Total						$16,065

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. Securities rated by Putnam are indicated by “/P.”

40

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$42,877	$36,273	$—

Capital goods	50,542	43,175	—

Communication services	49,735	31,378	—

Conglomerates	32,247	—	—

Consumer cyclicals	121,691	41,627	—

Consumer staples	102,538	57,808	—

Energy	105,308	39,005	—

Financials	473,959	92,770	—

Health care	128,379	44,686	—

Technology	196,888	9,772	—

Transportation	9,662	7,394	—

Utilities and power	32,962	21,614	—

Total common stocks	1,346,788	425,502	—

Convertible bonds and notes	—	249,072	1,700

Convertible preferred stocks	12,280	205,213	—

Corporate bonds and notes	—	389,225	—

Investment companies	4,655,844	—	—

Mortgage-backed securities	—	132,463	—

U.S. Treasury obligations	—	1,394,348	—

Short-term investments	1,893,584	7,998	—

Totals by level	$7,908,496	$2,803,821	$1,700

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$863	$—

Futures contracts	(44)	—	—

Credit default contracts	—	36,554	—

Totals by level	$(44)	$37,417	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

41

Statement of assets and liabilities 8/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,070,829)	$4,205,303
Affiliated issuers (identified cost $6,499,826) (Notes 7 and 8)	6,508,714

Foreign currency (cost $27) (Note 1)	47

Dividends, interest and other receivables	19,699

Receivable for shares of the fund sold	4,473

Unrealized appreciation on swap contracts (Note 1)	22,589

Receivable for variation margin (Note 1)	492

Unrealized appreciation on forward currency contracts (Note 1)	1,374

Receivable from Manager (Note 2)	10,048

Premium paid on swap contracts (Note 1)	50,000

Total assets	10,822,739

LIABILITIES

Payable to custodian	3,463

Payable for investor servicing fees (Note 2)	1,423

Payable for custodian fees (Note 2)	10,304

Payable for Trustee compensation and expenses (Note 2)	146

Payable for administrative services (Note 2)	13

Payable for distribution fees (Note 2)	4,569

Unrealized depreciation on forward currency contracts (Note 1)	511

Premium received on swap contracts (Note 1)	29,511

Unrealized depreciation on swap contracts (Note 1)	6,524

Payable for reports to shareholders	12,580

Payable for auditing	59,206

Other accrued expenses	210

Total liabilities	128,460

Net assets	$10,694,279

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$10,509,273

Distributions in excess of net investment income (Note 1)	(5,754)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	30,514

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	160,246

Total — Representing net assets applicable to capital shares outstanding	$10,694,279

(Continued on next page)

42

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,109,874 divided by 996,356 shares)	$10.15

Offering price per class A share (100/96.00 of $10.15)*	$10.57

Net asset value and offering price per class B share ($156,152 divided by 15,447 shares)**	$10.11

Net asset value and offering price per class C share ($101,089 divided by 10,000 shares)**	$10.11

Net asset value and redemption price per class M share ($124,013 divided by 12,230 shares)	$10.14

Offering price per class M share (100/96.75 of $10.14)†	$10.48

Net asset value, offering price and redemption price per class R share
($101,466 divided by 10,003 shares)	$10.14

Net asset value, offering price and redemption price per class Y share
($101,685 divided by 10,020 shares)	$10.15

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

43

Statement of operations Year ended 8/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $1,787) (including dividend income of $101,255
from investments in affiliated issuers) (Note 8)	$169,847

Interest (net of foreign tax of $57) (including interest income of $1,813 from investments
in affiliated issuers) (Notes 7 and 8)	45,247

Total investment income	215,094

EXPENSES

Compensation of Manager (Note 2)	30,980

Investor servicing fees (Note 2)	8,190

Custodian fees (Note 2)	27,470

Trustee compensation and expenses (Note 2)	442

Administrative services (Note 2)	182

Distribution fees — Class A (Note 2)	24,170

Distribution fees — Class B (Note 2)	1,548

Distribution fees — Class C (Note 2)	983

Distribution fees — Class M (Note 2)	601

Distribution fees — Class R (Note 2)	492

Amortization of offering costs (Note 1)	104,321

Reports to shareholders	21,884

Auditing	59,921

Other	712

Fees waived and reimbursed by Manager (Note 2)	(207,968)

Total expenses	73,928

Expense reduction (Note 2)	(23)

Net expenses	73,905

Net investment income	141,189

Net realized loss on investments (including net realized loss of $7,015 on sales on investments
in affiliated issuers) (Notes 1, 3 and 8)	(9,625)

Net realized gain on swap contracts (Note 1)	72,455

Net realized gain on futures contracts (Note 1)	15,412

Net realized loss on foreign currency transactions (Note 1)	(2,495)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	941

Net unrealized appreciation of investments, futures contracts and swap contracts
during the year	430,076

Net gain on investments	506,764

Net increase in net assets resulting from operations	$647,953

The accompanying notes are an integral part of these financial statements.

44

Statement of changes in net assets

		For the period 6/13/11
		(commencement of
INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/12	operations) to 8/31/11

Operations:
Net investment income	$141,189	$7,318

Net realized gain on investments
and foreign currency transactions	75,747	16,815

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	431,017	(270,771)

Net increase (decrease) in net assets resulting
from operations	647,953	(246,638)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(226,544)	—

Class B	(2,820)	—

Class C	(1,770)	—

Class M	(2,535)	—

Class R	(2,041)	—

Class Y	(2,605)	—

Increase from capital share transactions (Note 4)	289,101	242,178

Total increase (decrease) in net assets	698,739	(4,460)

NET ASSETS

Beginning of year (Note 6)	9,995,540	10,000,000

End of year (including distributions in excess of net
investment income of $5,754 and undistributed net
investment income of $46,265, respectively)	$10,694,279	$9,995,540

The accompanying notes are an integral part of these financial statements.

45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

										Ratio	Ratio of net
	Net asset		Net realized							of expenses	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) [b]	(in thousands)	(%) [c,d,e]	net assets (%) [d]	(%)

Class A
August 31, 2012	$9.75	.14 [f]	.49	.63	(.23)	(.23)	$10.15	6.62	$10,110.70		1.40 [f]	36
August 31, 2011†	10.00	.01	(.26)	(.25)	—	—	9.75	(2.50) *	9,431	.15 *	.08 *	11 *

Class B
August 31, 2012	$9.74	.06 [f]	.49	.55	(.18)	(.18)	$10.11	5.73	$156	1.45	.66 [f]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	9.74	(2.60) *	153	.32 *	(.09) *	11 *

Class C
August 31, 2012	$9.74	.06 [f]	.49	.55	(.18)	(.18)	$10.11	5.73	$101	1.45	.65 [f]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	9.74	(2.60) *	98	.32 *	(.09) *	11 *

Class M
August 31, 2012	$9.75	.11 [f]	.49	.60	(.21)	(.21)	$10.14	6.27	$124.95		1.15 [f]	36
August 31, 2011†	10.00	— [g]	(.25)	(.25)	—	—	9.75	(2.50) *	119	.21 *	.02 *	11 *

Class R
August 31, 2012	$9.75	.11 [f]	.48	.59	(.20)	(.20)	$10.14	6.22	$101.95		1.15 [f]	36
August 31, 2011†	10.00	— [g]	(.25)	(.25)	—	—	9.75	(2.50) *	97	.21 *	.02 *	11 *

Class Y
August 31, 2012	$9.76	.16 [f]	.49	.65	(.26)	(.26)	$10.15	6.82	$102.45		1.66 [f]	36
August 31, 2011†	10.00	.01	(.25)	(.24)	—	—	9.76	(2.40) *	98	.10 *	.13 *	11 *

* Not annualized.

† For the period June 13, 2011 (commencement of operations) to August 31, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2012	2.03%

August 31, 2011	1.04

e Expense ratios do not include expenses of the underlying funds.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.06	0.64%

Class B	0.06	0.65

Class C	0.06	0.64

Class M	0.06	0.64

Class R	0.06	0.64

Class Y	0.06	0.64

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46	47

Notes to financial statements 8/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through August 31, 2012.

Putnam Retirement Income Fund Lifestyle 2 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund, which are other Putnam mutual funds and referred to as the underlying funds. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, which may include common or preferred stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 10 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $200,000 on forward currency contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,900,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $324 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $45,107 to decrease distributions in excess of net investment income, $777 to decrease paid-in-capital and $44,330 to decrease accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$318,842
Unrealized depreciation	(182,215)

Net unrealized appreciation	136,627
Undistributed ordinary income	11,027
Undistributed long-term gain	9,628
Undistributed short-term gain	27,577

Cost for federal income tax purposes	$10,577,390

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $133,604 have been fully amortized on a straight-line basis over a twelve-month period as of June 13, 2012. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2013, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $4,701 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $203,267 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $19 under the expense offset arrangements and by $4 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $322 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,667,667 and $2,981,233, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,455,839 and $1,188,222, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 6/13/11
			(commencement of operations)
	Year ended 8/31/12		to 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	39,662	$392,051	16,876	$163,603

Shares issued in connection with
reinvestment of distributions	1,679	16,178	—	—

	41,341	408,229	16,876	163,603

Shares repurchased	(11,861)	(117,116)	—	—

Net increase	29,480	$291,113	16,876	$163,603

			For the period 6/13/11
			(commencement of operations)
	Year ended 8/31/12		to 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	486	$4,705	5,713	$56,783

Shares issued in connection with
reinvestment of distributions	110	1,050	—	—

	596	5,755	5,713	56,783

Shares repurchased	(811)	(7,974)	(51)	(497)

Net increase (decrease)	(215)	$(2,219)	5,662	$56,286

			For the period 6/13/11
			(commencement of operations)
	Year ended 8/31/12		to 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	—	$—	51	$514

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	—	—	51	514

Shares repurchased	(51)	(498)	—	—

Net increase (decrease)	(51)	$(498)	51	$514

			For the period 6/13/11
			(commencement of operations)
	Year ended 8/31/12		to 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	2,180	$21,775

Shares issued in connection with
reinvestment of distributions	50	485	—	—

	50	485	2,180	21,775

Shares repurchased	—	—	—	—

Net increase	50	$485	2,180	$21,775

			For the period 6/13/11
			(commencement of operations)
	Year ended 8/31/12		to 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	3	30	—	—

	3	30	—	—

Shares repurchased	—	—	—	—

Net increase	3	$30	—	$—

			For the period 6/13/11
			(commencement of operations)
	Year ended 8/31/12		to 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	20	190	—	—

	20	190	—	—

Shares repurchased	—	—	—	—

Net increase	20	$190	—	$—

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	950,985	95.45%	$9,652,498

Class B	10,000	64.74	101,100

Class C	10,000	100.00	101,089

Class M	10,003	81.79	101,430

Class R	10,003	100.00	101,466

Class Y	10,020	100.00	101,685

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$43,881	Payables	$7,327

Foreign exchange
contracts	Receivables	1,374	Payables	511

	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	3,913*	Unrealized depreciation	3,957*

Total		$49,168		$11,795

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$72,455	$72,455

Foreign exchange contracts	—	(2,374)	—	$(2,374)

Interest rate contracts	15,412	—	—	$15,412

Total	$15,412	$(2,374)	$72,455	$85,493

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$62,171	$62,171

Foreign exchange contracts	—	954	—	$954

Interest rate contracts	(943)	—	—	$(943)

Total	$(943)	$954	$62,171	$62,182

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on June 6, 2011. From June 6, 2011 to June 13, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$9,500,000	950,000

Class B	100,000	10,000

Class C	100,000	10,000

Class M	100,000	10,000

Class R	100,000	10,000

Class Y	100,000	10,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,777 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $743,711 and $982,108, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control (in addition to Putnam Money Market Liquidity Fund, which is described in Note 7), or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market
	value at the					Market
	beginning					value at the
	of the					end of the
	reporting	Purchase	Sales	Investment	Capital gain	reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute
Return 100 Fund
Class Y	$503,894	$29,445	$28,153	$8,719	$—	$499,770

Putnam Absolute
Return 300 Fund
Class Y	1,184,448	65,158	43,675	14,790	—	1,224,121

Putnam Absolute
Return 500 Fund
Class Y	1,985,344	154,150	72,746	65,243	—	2,167,789

Putnam Absolute
Return 700 Fund
Class Y	295,114	29,119	10,912	12,503	—	329,405

Putnam Money Market
Fund Class A	409,688	16,613	32,256	36	—	394,045

Totals	$4,378,488	$294,485	$187,742	$101,291	$—	$4,615,130

Market values are shown for those securities affiliated at the close of the reporting period.

Note 9: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $9,628 as a capital gain dividend with respect to the taxable year ended August 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 14.48% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 22.82%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 2. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN098
276915 10/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2012	$52,490	$--	$7,416	$11
August 31, 2011 *	$53,050	$--	$4,200	$ —

*	For the period June 13, 2011 (commencement of operations) to August 31, 2011.

For the fiscal years ended August 31, 2012 and August 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $169,437 and $136,582 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2012	$ —	$45,000	$ —	$ —

August 31, 2011	$ —	$112,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012